AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON February 28, 2005

Securities Act Registration No. 33-66080

Investment Company Act Registration No. 811-7874

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

POST-EFFECTIVE AMENDMENT NO. 20	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

AMENDMENT NO. 21	☒

ONE GROUP® INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

1111 Polaris Parkway, Suite B2

Columbus, Ohio 43271-0211

(Address of Principal Executive Offices)

1-800-480-4111

(Registrant’s Telephone Number)

Avery P. Maher

522 Fifth Avenue

New York, NY 10036

(Name and Address of Agent for Service)

Copies To:

Alan G. Priest, Esquire Ropes & Gray One Metro Center 700 12th Street, N.W., Suite 900 Washington, D.C. 20005-3948	Elizabeth A. Davin, Esquire JPMorgan Chase & Co. 1111 Polaris Parkway Columbus, Ohio 43271-0152

Approximate Date of Proposed Public Offering: Immediately upon effectiveness

It is proposed that this filing will become effective (check appropriate box)

☐	Immediately upon filing pursuant to paragraph (b)

☐	on May 1, 2005 pursuant to paragraph (b)

☒	60 days after filing pursuant to paragraph (a)(1)

☐	on May 1, 2004 pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

JPMorgan Investment Trust

PROSPECTUS

May 1, 2005

JPMorgan Investment Trust Bond Portfolio

JPMorgan Investment Trust Government Bond Portfolio

JPMorgan Investment Trust Balanced Portfolio

JPMorgan Investment Trust Large Cap Growth Portfolio

JPMorgan Investment Trust Equity Index Portfolio

JPMorgan Investment Trust Diversified Equity Portfolio

JPMorgan Investment Trust Mid Cap Growth Portfolio

JPMorgan Investment Trust Diversified Mid Cap Portfolio

JPMorgan Investment Trust Mid Cap Value Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF ANY OF THE PORTFOLIOS AS AN INVESTMENT OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

Table of

Management of JPMorgan Investment Trust
The Adviser	43
The Administrator	43
The Distributor	43
Advisory Fees	44
Additional Compensation to Service Organizations — Revenue Sharing	44
The Portfolio Managers	44

Legal Proceedings	48
Financial Highlights	49
Appendix A: Investment Practices	52

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan

Investment Trust

Bond Portfolio

(formerly One Group® Bond Portfolio)

What is the goal of the Portfolio?

The Portfolio seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

What are the Portfolio's main investment strategies?

The Portfolio invests mainly in investment grade bonds and debt securities (or unrated bonds and debt securities which JPMorgan Investment Advisors determines to be of comparable quality). These include U.S. government obligations and mortgage-backed and asset-backed securities. JPMorgan Investment Advisors analyzes four major factors in managing and constructing the Portfolio: duration, market sector, maturity concentrations and individual securities. JPMorgan Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. JPMorgan Investment Advisors is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk and the complex legal and technical structure of the investment. For more information about the Bond Portfolio’s investment strategies, please read “More About the Portfolios” and “Principal Investment Strategies.”

What is a bond?

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued or guaranteed by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation, a municipality, a foreign government or its agencies and instrumentalities, and domestic and supranational banks. Bonds may include mortgage-related and mortgage-backed securities, asset-backed securities, stripped government securities, convertible bonds, and zero coupon obligations.

What are the main risks of investing in the Portfolio?

The main risks of investing in the Portfolio and the circumstances likely to adversely affect your investment are described below. The share price of the Portfolio and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Portfolio. For additional information on risk, please read “Investment Risks.”

1

Bond Portfolio

MAIN RISKS

Interest Rate Risk. The Portfolio mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Portfolio’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Portfolio’s investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Portfolio. Such default could result in losses to the Portfolio. In addition, the credit quality of securities held by the Portfolio may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Portfolio. Lower credit quality also may affect a security’s liquidity and make it difficult for the Portfolio to sell the security.

Government Securities Risk. The Portfolio invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk. As part of its main investment strategy, the Portfolio invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities held by the Portfolio may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Portfolio may have to reinvest in securities with a lower yield. The Portfolio also may fail to recover additional amounts paid (i.e., premiums) for securities with higher interest rates, resulting in an unexpected capital loss.

Derivative Risk. The Portfolio may invest in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Portfolio may decline. Generally, derivatives are more volatile and are riskier in terms of both liquidity and value than traditional investments.

Not FDIC insured. An investment in the Portfolio is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

2

Bond Portfolio

How has the Portfolio performed?

By showing the variability of the Portfolio’s performance from year to year, the chart and table below help show the risk of investing in the Portfolio. The chart and table reflect that the Bond Portfolio became the accounting successor to the financial history of the Pegasus Variable Bond Fund on March 31, 1999. The returns in the bar chart and table below do not reflect charges of variable life insurance policies or variable annuity contracts (collectively “variable insurance contracts”). If these charges were included, the returns would be lower than shown. Please remember that the past performance of the Portfolio is not necessarily an indication of how the Portfolio will perform in the future.

The Bar Chart shows changes in the Portfolio's performance from year to year. Total returns assume reinvestment of dividends and distributions.

Bar Chart (per calendar year)

Best Quarter:    5.08%    3Q2001            Worst Quarter:    -0.97%    1Q1999

The Average Annual Total Return Table shows how the Portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Portfolio's total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 2004

	1 YEAR	5 YEARS	LIFE OF FUND (SINCE 5/1/97)
Investment Trust Bond Portfolio
Lehman Brothers Aggregate Bond Index[1]
Lipper Intermediate U.S. Government Index[2]

[1]	The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the bond market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these expenses.
[2]	The Lipper Intermediate U.S. Government Index consists of the equally weighted average monthly returns of the largest funds within the universe of all the funds in the category. Unlike the index shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to expenses charged by the Portfolio.

3

Bond Portfolio

Fees and Expenses

This table describes the fees and expenses that Separate Accounts may pay if they buy and hold shares of the Portfolio. The table does not include sales charges and other expenses charged to contract owners by variable annuity and variable life contracts. For information concerning such charges and expenses, please refer to the literature that you received when you purchased your variable annuity or variable life contract.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)
Investment Advisory Fees	.60%
Other Expenses	.18%
Total Annual Portfolio Operating Expenses	.79%
Fee Waiver and/or Expense Reimbursement[1]	(.04%	)
Net Expenses	.75%
[1]	JPMorgan Investment Advisors and JPMorgan Funds Management, Inc. (the “Administrator”) have contractually agreed to waive fees and/or reimburse expenses to limit total annual portfolio operating expenses to .75% for the period through .

Example

The example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. This example, however, does not include charges that are imposed by variable annuity and variable life contracts. If these charges were included, the expenses listed would be higher. The example assumes that a separate account invests $10,000 in the Portfolio for the time periods indicated and reflects what a separate account would pay if either it redeemed all of its shares or if it continued to hold them at the end of the periods shown. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Actual costs may be higher or lower than those shown.

1 Year[1]	$77
3 Years	253
5 Years	444
10 Years	996

[1]	Without contractual fee waivers, 1 Year expenses would be $83.

4

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan

Investment Trust

Government Bond Portfolio

(formerly One Group® Government Bond Portfolio)

What is the goal of the Portfolio?

The Portfolio seeks a high level of current income with liquidity and safety of principal.

What are the Portfolio's main investment strategies?

The Portfolio limits its investments to securities issued by the U.S. government and its agencies and instrumentalities (e.g., government bonds) or related to securities issued by the U.S. government and its agencies and instrumentalities. The Portfolio mainly invests in government bonds with intermediate to long remaining maturities. These include mortgage-backed securities. JPMorgan Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Government Bond Portfolio spreads its holdings across various security types within the government market sector (e.g., U.S. government agency securities and agency mortgage-backed securities). JPMorgan Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk and the legal and technical structure of the transaction, which may be complex. For more information about the Government Bond Portfolio’s investment strategies, please read “More About the Portfolios” and “Principal Investment Strategies.”

What is a "government bond"?

A “government bond” is a debt instrument with a maturity of 90 days or more at the time of its issuance issued or guaranteed by the U.S. government or its agencies and instrumentalities. Government bonds may include stripped government securities and mortgage-related and mortgage-backed securities. Certain agency securities purchased by the Portfolio may be guaranteed only by the credit of the issuer and not by the full faith and credit of the U.S. government.

What are the main risks of investing in the Portfolio?

The main risks of investing in the Portfolio and the circumstances likely to adversely affect your investment are described below. The share price of the Portfolio and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Portfolio. For additional information on risk, please read “Investment Risks.”

5

Government Bond Portfolio

MAIN RISKS

Interest Rate Risk. The Portfolio mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Portfolio’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Portfolio’s investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Government Securities Risk. The Portfolio invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk. As part of its main investment strategy, the Portfolio invests in mortgage-backed securities. The issuers of these securities and other callable securities held by the Portfolio may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates affect the return on investment and yield of mortgage and asset-backed securities. When mortgage and other obligations are prepaid and when securities are called, the Portfolio may have to reinvest in securities with a lower yield. The Portfolio also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Derivative Risk. The Portfolio may invest in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Portfolio may decline. Generally, derivatives are more volatile and are riskier in terms of both liquidity and value than traditional investments.

Not FDIC insured. An investment in the Portfolio is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

6

Government Bond Portfolio

How has the Portfolio performed?

By showing the variability of the Portfolio’s performance from year to year, the chart and table below help show the risk of investing in the Portfolio. The returns in the bar chart and table below do not reflect variable insurance contract charges. If these charges were included, the returns would be lower than shown. Please remember that the past performance of the Portfolio is not necessarily an indication of how the portfolio will perform in the future.

The Bar Chart shows changes in the Portfolio's performance from year to year. Total returns assume reinvestment of dividends and distributions.

Bar Chart (per calendar year)

Best Quarter:    5.55%    3Q2002            Worst Quarter:    -2.05%    1Q1996

The Average Annual Total Return Table shows how the Portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Portfolio's total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 2004

	1 YEAR	5 YEARS	10 YEARS	LIFE OF FUND (SINCE 8/1/94)
Investment Trust Government Bond Portfolio
Lehman Brothers Government Bond Index[1]
Lipper General U.S. Government Fund Index[2]

[1]	The Lehman Brothers Government Bond Index is an unmanaged index comprised of securities issued by the U.S. government. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these expenses.
[2]	The Lipper General U.S. Government Fund Index consists of the equally weighted average monthly returns of the largest funds within the universe of all the funds in the category. Unlike the index shown above, the performance of the index reflects the deduction of expenses associated with mutual funds such as investment management fees. These expenses are not identical to expenses charged by the Portfolio.

7

Government Bond Portfolio

Fees and Expenses

This table describes the fees and expenses that Separate Accounts may pay if they buy and hold shares of the Portfolio. The table does not include sales charges and other expenses charged to contract owners by variable annuity and variable life contracts. For information concerning such charges and expenses, please refer to the literature that you received when you purchased your variable annuity or variable life contract.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)
Investment Advisory Fees	.45%
Other Expenses	.18%
Total Annual Portfolio Operating Expenses	.63%

Example

The example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. This example, however, does not include charges that are imposed by variable annuity and variable life contracts. If these charges were included, the expenses listed would be higher. The example assumes that a separate account invests $10,000 in the Portfolio for the time periods indicated and reflects what a separate account would pay if either it redeemed all of its shares or if it continued to hold them at the end of the periods shown. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Actual costs may be higher or lower than those shown.

1 Year	$64
3 Years	202
5 Years	351
10 Years	786

8

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan

Investment Trust

Balanced Portfolio

(formerly One Group® Balanced Portfolio)

What is the goal of the Portfolio?

The Portfolio seeks to provide total return while preserving capital.

What are the Portfolio's main investment strategies?

The Portfolio invests in a combination of stocks (including both growth and value securities), fixed income securities and money market instruments. JPMorgan Investment Advisors will regularly review the Portfolio’s asset allocations and vary them over time to favor investments that it believes will provide the most favorable total return. In making asset allocation decisions, JPMorgan Investment Advisors will evaluate projections of risk, market and economic conditions, volatility, yields and expected returns. Because the Portfolio seeks return over the long term, asset allocation shifts will be made gradually over time. For more information about the Balanced Portfolio’s investment strategies, please read “More About the Portfolios” and “Principal Investment Strategies.”

What are the main risks of investing in the Portfolio?

The main risks of investing in the Portfolio and the circumstances likely to adversely affect your investment are described below. The share price of the Portfolio and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Portfolio. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Market Risk. The Portfolio invests in equity securities (such as stocks) which are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities are also subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Portfolio invests ) may decline over short or extended periods of time. When the value of the Portfolio’s securities goes down, your investment in the Portfolio decreases in value.

Interest Rate Risk. In connection with the Portfolio’s fixed income strategy, the Portfolio invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Portfolio’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Portfolio’s investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

9

Balanced Portfolio

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Portfolio. Such default could result in losses to the Portfolio. In addition, the credit quality of securities held by the Portfolio may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Portfolio. Lower credit quality also may affect a security’s liquidity and make it difficult for the Portfolio to sell the security.

Derivative Risk. The Portfolio may invest in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Portfolio may decline. Generally, derivatives are more volatile and are riskier in terms of both liquidity and value than traditional investments.

Prepayment and Call Risk. As part of its fixed income strategy, the Portfolio invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities held by the Portfolio may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Portfolio may have to reinvest in securities with a lower yield. The Portfolio may also fail to recover additional amounts (i.e. premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Not FDIC insured. An investment in the Portfolio is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

10

Balanced Portfolio

How has the Portfolio performed?

By showing the variability of the Portfolio’s performance from year to year, the chart and table below help show the risk of investing in the Portfolio. The returns in the bar chart and table below do not reflect variable insurance contract charges. If these charges were included, the returns would be lower than shown. Please remember that the past performance of the Portfolio is not necessarily an indication of how the Portfolio will perform in the future.

The Bar Chart shows changes in the Portfolio's performance from year to year. Total returns assume reinvestment of dividends and distributions.

Bar Chart (per calendar year)

Best Quarter:    11.84%    2Q1997            Worst Quarter:    -8.93%    3Q2002

The Average Annual Total Return Table shows how the Portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Portfolio's total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	1 YEAR	5 YEARS	10 YEARS	LIFE OF FUND (SINCE 8/1/94)
Investment Trust Balanced Portfolio
S&P 500 Index[2]
Lehman Brothers Intermediate Government/Credit Bond Index[3]
Lipper Balanced Funds Index[4]

[1]	The table above compares the average annual return of the Portfolio, which holds a mix of stocks, bonds and other debt securities to an unmanaged, broad-based index (i.e., the S&P 500 Index) as well as supplemental indices for the periods indicated.
[2]	The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these expenses.
[3]	The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged market-weighted index which encompasses U.S. Treasury and agency securities and investment grade corporate and international (dollar-denominated) bonds, with maturities between five and 10 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these expenses.
[4]	The Lipper Balanced Funds Index is an index of funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Unlike the indices shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio.

11

Balanced Portfolio

Fees and Expenses

This table describes the fees and expenses that Separate Accounts may pay if they buy and hold shares of the Portfolio. The table does not include sales charges and other expenses charged to contract owners by variable annuity and variable life contracts. For information concerning such charges and expenses, please refer to the literature that you received when you purchased your variable annuity or variable life contract.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)
Investment Advisory Fees	.70%
Other Expenses	.18%
Total Annual Portfolio Operating Expenses	.88%

Example

The example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. This example, however, does not include charges that are imposed by variable annuity and variable life contracts. If these charges were included, the expenses listed would be higher. The example assumes that a separate account invests $10,000 in the Portfolio for the time periods indicated and reflects what a separate account would pay if either it redeemed all of its shares or if it continued to hold them at the end of the periods shown. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Actual costs may be higher or lower than those shown.

1 Year	$91
3 Years	284
5 Years	493
10 Years	1,096

12

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan

Investment Trust

Large Cap Growth Portfolio

(formerly One Group® Large Cap Growth Portfolio)

What is the goal of the Portfolio?

The Portfolio seeks long-term capital appreciation and growth of income by investing primarily in equity securities.

What are the Portfolio's main investment strategies?

The Portfolio invests mainly in equity securities of large, well-established companies. Large companies are defined as companies with market capitalizations in excess of $4 billion at the time of investment. Typically, the Portfolio invests in companies with a history of above-average growth or companies expected to enter periods of above- average growth. Companies are selected based upon such valuation characteristics as price-to-earnings, price-to-sales and price-to-cash flows as compared to their peers and their expected and historic growth rates. Stocks are sold based upon price considerations or when deteriorating fundamentals are expected to be long-term in nature. For more information about the Large Cap Growth Portfolio’s investment strategies, please read “More About the Portfolios” and “Principal Investment Strategies.”

What are the main risks of investing in the Portfolio?

The main risks of investing in the Portfolio and the circumstances likely to adversely affect your investment are described below. The share price of the Portfolio will change every day in response to market conditions. You may lose money if you invest in the Portfolio. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Market Risk. The Portfolio invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities are also subject to “stock market risk” meaning that stock prices in general (or in particular, the types of stocks in which the Portfolio invests) may decline over short or extended periods of time. When the value of the Portfolio’s securities goes down, your investment in the Portfolio decreases in value.

Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by JPMorgan Investment Advisors regardless of movements in the securities markets.

Not FDIC insured. An investment in the Portfolio is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

13

Large Cap Growth Portfolio

How has the Portfolio performed?

By showing the variability of the Portfolio’s performance from year to year, the chart and table below help show the risk of investing in the Portfolio. The returns in the bar chart and table below do not reflect variable insurance contract charges. If these charges were included, the returns would be lower than shown. Please remember that the past performance of the Portfolio is not necessarily an indication of how the portfolio will perform in the future.

The Bar Chart shows changes in the Portfolio's performance from year to year. Total returns assume reinvestment of dividends and distributions.

Bar Chart (per calendar year)

Best Quarter:    23.95%    4Q1998            Worst Quarter:    -19.62%    3Q2001

The Average Annual Total Return Table shows how the Portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Portfolio's total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 2004

	1 YEAR	5 YEARS	10 YEARS	LIFE OF FUND (SINCE 8/1/94)
Investment Trust Large Cap Growth Portfolio
Russell 1000 Growth Index[1]

[1]	The Russell 1000 Growth Index is an unmanaged index representing the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these expenses.

14

Large Cap Growth Portfolio

Fees and Expenses

This table describes the fees and expenses that Separate Accounts may pay if they buy and hold shares of the Portfolio. The table does not include sales charges and other expenses charged to contract owners by variable annuity and variable life contracts. For information concerning such charges and expenses, please refer to the literature that you received when you purchased your variable annuity or variable life contract.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)
Investment Advisory Fees	.65%
Other Expenses	.18%
Total Annual Portfolio Operating Expenses	.83%

Example

The example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. This example, however, does not include charges that are imposed by variable annuity and variable life contracts. If these charges were included, the expenses listed would be higher. The example assumes that a separate account invests $10,000 in the Portfolio for the time periods indicated and reflects what a separate account would pay if either it redeemed all of its shares or if it continued to hold them at the end of the periods shown. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Actual costs may be higher or lower than those shown.

1 Year	$85
3 Years	265
5 Years	460
10 Years	1,025

15

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan

Investment Trust

Equity Index Portfolio

(formerly One Group® Equity Index Portfolio)

What is the goal of the Portfolio?

The Portfolio seeks investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index).1

What are the Portfolio's main investment strategies?

The Portfolio invests mainly in stocks included in the S&P 500 Index. The Portfolio may also invest in stock index futures and other equity derivatives. JPMorgan Investment Advisors attempts to track the performance of the S&P 500 Index to achieve a correlation of 0.95 between the performance of the Portfolio and that of the S&P 500 Index without taking into account the Portfolio’s expenses. For more information about the Equity Index Portfolio’s investment strategies, please read “More About the Portfolios” and “Principal Investment Strategies.”

What are the main risks of investing in the Portfolio?

The main risks of investing in the Portfolio and the circumstances likely to adversely affect your investment are described below. The share price of the Portfolio will change every day in response to market conditions. You may lose money if you invest in the Portfolio. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Index Investing. The Portfolio attempts to track the performance of the S&P 500 Index. Therefore, securities may be purchased, retained and sold by the Portfolio at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index changes, you can expect a greater risk of loss than would be the case if the Portfolio were not fully invested in such securities.

Market Risk. The Portfolio invests in equity securities (such as stocks) that are more volatile and carry more risks than other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities are also subject to “stock market risk” meaning that stock prices in general (or in particular, the types of stocks in which the Portfolio invests) may decline over short or extended periods of time. When the value of the Portfolio’s securities goes down, your investment in the Portfolio decreases in value.

Not FDIC insured. An investment in the Portfolio is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

1	“S&P 500” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Portfolio.

16

Equity Index Portfolio

How has the Portfolio performed?

By showing the variability of the Portfolio’s performance from year to year, the chart and table below help show the risk of investing in the Portfolio. The returns in the bar chart and table below do not reflect variable insurance contract charges. If these charges were included, the returns would be lower than shown. Please remember that the past performance of the Portfolio is not necessarily an indication of how the portfolio will perform in the future.

The Bar Chart shows changes in the Portfolio's performance from year to year. Total returns assume reinvestment of dividends and distributions.

Bar Chart (per calendar year)

Best Quarter:    15.10%    2Q2003            Worst Quarter:    -17.35%    3Q2002

The Average Annual Total Return Table shows how the Portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Portfolio's total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 2004

	1 YEAR	5 YEARS	LIFE OF FUND (SINCE 5/1/98)
Investment Trust Equity Index Portfolio
S&P 500 Index1

[1]	The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these expenses.

17

Equity Index Portfolio

Fees and Expenses

This table describes the fees and expenses that Separate Accounts may pay if they buy and hold shares of the Portfolio. The table does not include sales charges and other expenses charged to contract owners by variable annuity and variable life contracts. For information concerning such charges and expenses, please refer to the literature that you received when you purchased your variable annuity or variable life contract.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)
Investment Advisory Fees	.30%
Other Expenses	.20%
Total Annual Portfolio Operating Expenses	.50%

Example

The example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. This example, however, does not include charges that are imposed by variable annuity and variable life contracts. If these charges were included, the expenses listed would be higher. The example assumes that a separate account invests $10,000 in the Portfolio for the time periods indicated and reflects what a separate account would pay if either it redeemed all of its shares or if it continued to hold them at the end of the periods shown. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Actual costs may be higher or lower than those shown.

1 Year	$52
3 Years	164
5 Years	285
10 Years	640

18

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan

Investment Trust

Diversified Equity Portfolio

(formerly One Group® Diversified Equity Portfolio)

What is the goal of the Portfolio?

The Portfolio seeks long-term capital growth and growth of income with a secondary objective of providing a moderate level of current income.

What are the Portfolio's main investment strategies?

The Portfolio invests mainly in common stocks of companies that have good fundamentals and reasonable valuations with the potential for continued earnings growth over time. The Portfolio uses a multi-style approach, meaning that it may invest across different capitalization levels targeting both value- and growth-oriented companies as well as blended companies which have both value and growth characteristics. For more information about the Diversified Equity Portfolio’s investment strategies, please read “More About the Portfolios” and “Principal Investment Strategies.”

What are the main risks of investing in the Portfolio?

The main risks of investing in the Portfolio and the circumstances likely to adversely affect your investment are described below. The share price of the Portfolio will change every day in response to market conditions. You may lose money if you invest in the Portfolio. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Market Risk. The Portfolio invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities are also subject to “stock market risk” meaning that stock prices in general (or in particular, the types of stocks in which the Portfolio invests) may decline over short or extended periods of time. When the value of the Portfolio’s securities goes down, your investment in the Portfolio decreases in value.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Portfolio.

Not FDIC insured. An investment in the Portfolio is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

19

Diversified Equity Portfolio

How has the Portfolio performed?

By showing the variability of the Portfolio’s performance from year to year, the chart and table below help show the risk of investing in the Portfolio. The chart and table reflect that the Portfolio became the accounting successor to the financial history of the Pegasus Variable Growth and Value Fund on March 31, 1999. The returns in the bar chart and table below do not reflect variable insurance contract charges. If these charges were included, the returns would be lower than shown. Please remember that the past performance of the Portfolio is not necessarily an indication of how the Portfolio will perform in the future.

The Bar Chart shows changes in the Portfolio's performance from year to year. Total returns assume reinvestment of dividends and distributions.

Bar Chart (per calendar year)

Best Quarter:    16.73%    2Q2003            Worst Quarter:    -17.22%    3Q2002

The Average Annual Total Return Table shows how the Portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Portfolio's total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 2004

	1 YEAR	5 YEARS	LIFE OF FUND (SINCE 3/30/95)
Investment Trust Diversified Equity Portfolio
S&P SuperComposite 1500 Index[1]

[1]	The S&P SuperComposite 1500 Index is an unmanaged index consisting of those stocks making up the S&P 500, S&P MidCap 400 and S&P SmallCap 600 Indices representing approximately 87% of the total U.S. equity market capitalization. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these expenses.

20

Diversified Equity Portfolio

Fees and Expenses

This table describes the fees and expenses that Separate Accounts may pay if they buy and hold shares of the Portfolio. The table does not include sales charges and other expenses charged to contract owners by variable annuity and variable life contracts. For information concerning such charges and expenses, please refer to the literature that you received when you purchased your variable annuity or variable life contract.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)
Investment Advisory Fees	.74%
Other Expenses	.18%
Total Annual Portfolio Operating Expenses	.92%

Example

The example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. This example, however, does not include charges that are imposed by variable annuity and variable life contracts. If these charges were included, the expenses listed would be higher. The example assumes that a separate account invests $10,000 in the Portfolio for the time periods indicated and reflects what a separate account would pay if either it redeemed all of its shares or if it continued to hold them at the end of the periods shown. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Actual costs may be higher or lower than those shown.

1 Year	$95
3 Years	296
5 Years	515
10 Years	1,143

21

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan

Investment Trust

Mid Cap Growth Portfolio

(formerly One Group® Mid Cap Growth Portfolio)

What is the goal of the Portfolio?

The Portfolio seeks growth of capital and secondarily, current income by investing primarily in equity securities.

What are the Portfolio's main investment strategies?

The Portfolio invests in securities that have the potential to produce above-average earnings growth per share over a one-to-three year period. The Portfolio typically invests in mid-cap companies. Mid-cap companies are companies with market capitalizations similar to those within the universe of the Russell Mid Cap Growth Index at the time of investment. Typically, the Portfolio acquires shares of established companies with a history of above-average growth, as well as those companies expected to enter periods of above-average growth. Dividend return is not a primary factor in security selections. The Portfolio also invests in smaller companies in emerging growth industries. For more information about the Mid Cap Growth Portfolio’s investment strategies, please read “More About the Portfolios” and “Principal Investment Strategies.”

What are the main risks of investing in the Portfolio?

The main risks of investing in the Portfolio and the circumstances likely to adversely affect your investment are described below. The share price of the Portfolio will change every day in response to market conditions. You may lose money if you invest in the Portfolio. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Market Risk. The Portfolio invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities are also subject to “stock market risk” meaning that stock prices in general (or in particular, the types of stocks in which the Portfolio invests) may decline over short or extended periods of time. When the value of the Portfolio’s securities goes down, your investment in the Portfolio decreases in value.

Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by JPMorgan Investment Advisors regardless of movements in the securities markets.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more

22

Mid Cap Growth Portfolio

frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Portfolio.

Not FDIC insured. An investment in the Portfolio is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the Portfolio performed?

By showing the variability of the Portfolio’s performance from year to year, the chart and table below help show the risk of investing in the Portfolio. The returns in the bar chart and table below do not reflect variable insurance contract charges. If these charges were included, the returns would be lower than shown. Please remember that the past performance of the Portfolio is not necessarily an indication of how the Portfolio will perform in the future.

The Bar Chart shows changes in the Portfolio's performance from year to year. Total returns assume reinvestment of dividends and distributions.

Bar Chart (per calendar year)

Best Quarter:    40.10%    4Q1998            Worst Quarter:    -20.94%    3Q2001

The Average Annual Total Return Table shows how the Portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Portfolio's total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 2004

	1 YEAR	5 YEARS	10 YEARS	LIFE OF FUND (SINCE 8/1/94)
Investment Trust Mid Cap Growth Portfolio
Russell Mid Cap Growth Index[1]
S&P Mid Cap 400/BARRA Growth Index[2]

[1]	The Russell Mid Cap Growth Index is an unmanaged index generally representative of the performance of those Russell Mid Cap companies with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these expenses. The benchmark index for the Portfolio was changed on (date) from the S&P MidCap 400/BARRA Growth Index to the Russell Mid Cap Growth Index in order to better represent the investment policies for comparison purposes.
[2]	The S&P Mid Cap 400/BARRA Growth Index is an unmanaged index generally representative of the performance of the highest price-to-book securities in the S&P Mid Cap 400 Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these expenses.

23

Mid Cap Growth Portfolio

Fees and Expenses

This table describes the fees and expenses that Separate Accounts may pay if they buy and hold shares of the Portfolio. The table does not include sales charges and other expenses charged to contract owners by variable annuity and variable life contracts. For information concerning such charges and expenses, please refer to the literature that you received when you purchased your variable annuity or variable life contract.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)
Investment Advisory Fees	.65%
Other Expenses	.21%
Total Annual Portfolio Operating Expenses	.86%

Example

The example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. This example, however, does not include charges that are imposed by variable annuity and variable life contracts. If these charges were included, the expenses listed would be higher. The example assumes that a separate account invests $10,000 in the Portfolio for the time periods indicated and reflects what a separate account would pay if either it redeemed all of its shares or if it continued to hold them at the end of the periods shown. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Actual costs may be higher or lower than those shown.

1 Year	$88
3 Years	274
5 Years	477
10 Years	1,061

24

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan

Investment Trust

Diversified Mid Cap Portfolio

(formerly One Group® Diversified Mid Cap Portfolio)

What is the goal of the Portfolio?

The Portfolio seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

What are the Portfolio's main investment strategies?

The Portfolio invests mainly in equity securities of mid-cap companies. Mid cap companies are companies with market capitalizations similar to those within the universe of the Russell Mid Cap Index at the time of investment. The Portfolio looks for companies of this size with strong potential, attractive valuation, growing market share and a sustainable competitive advantage. In choosing mid-cap securities, the Portfolio invests in both value- and growth-oriented companies. For more information about the Diversified Mid Cap Portfolio’s investment strategies, please read “More About the Portfolios” and “Principal Investment Strategies.”

What are the main risks of investing in the Portfolio?

The main risks of investing in the Portfolio and the circumstances likely to adversely affect your investment are described below. The share price of the Portfolio will change every day in response to market conditions. You may lose money if you invest in the Portfolio. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Market Risk. The Portfolio invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities also are subject to “stock market risk” meaning that stock prices in general (or the types of stocks in which the Portfolio invests in particular) may decline over short or extended periods of time. When the value of the Portfolio’s securities goes down, your investment in the Portfolio decreases in value.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more-established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Portfolio.

Not FDIC insured. An investment in the Portfolio is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

25

Diversified Mid Cap Portfolio

How has the Portfolio performed?

By showing the variability of the Portfolio’s performance from year to year, the chart and table below help show the risk of investing in the Portfolio. The chart and table reflect that the Diversified Mid Cap Portfolio became the accounting successor to the financial history of the Pegasus Variable Mid-Cap Opportunity Fund on March 31, 1999. The returns in the bar chart and table below do not reflect variable insurance contract charges. If these charges were included, the returns would be lower than shown. Please remember that the past performance of the Portfolio is not necessarily an indication of how the portfolio will perform in the future.

The Bar Chart shows changes in the Portfolio's performance from year to year. Total returns assume reinvestment of dividends and distributions.

Bar Chart (per calendar year)

Best Quarter:    22.38%    4Q1998            Worst Quarter:    -20.04%    3Q1998

The Average Annual Total Return Table shows how the Portfolio's average annual returns for the periods indicated compare to a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in a Fund's total return and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 2004

	1 YEAR	5 YEARS	LIFE OF FUND (SINCE 3/30/95)
Investment Trust Diversified Mid Cap Portfolio
Russell Mid Cap Index[1]
S&P Mid Cap 400 Index[2]

[1]	The Russell Mid Cap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. The benchmark index for the Portfolio was changed on (date) from the S&P MidCap 400 Index to the Russell Mid Cap Index in order to better represent the investment policies for comparison purposes.
[2]	The S&P Mid Cap 400 Index is an unmanaged index generally representative of the mid-size company segment of the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these expenses.

26

Diversified Mid Cap Portfolio

Fees and Expenses

This table describes the fees and expenses that Separate Accounts may pay if they buy and hold shares of the Portfolio. The table does not include sales charges and other expenses charged to contract owners by variable annuity and variable life contracts. For information concerning such charges and expenses, please refer to the literature that you received when you purchased your variable annuity or variable life contract.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)
Investment Advisory Fees	.74%
Other Expenses	.20%
Total Annual Portfolio Operating Expenses	.94%

Example

The example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. This example, however, does not include charges that are imposed by variable annuity and variable life contracts. If these charges were included, the expenses listed would be higher. The example assumes that a separate account invests $10,000 in the Portfolio for the time periods indicated and reflects what a separate account would pay if either it redeemed all of its shares or if it continued to hold them at the end of the periods shown. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Actual costs may be higher or lower than those shown.

1 Year[1]	$97
3 Years	309
5 Years	539
10 Years	1,199

[1]	Without contractual fee waivers, 1 Year expenses would be $100.

27

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan

Investment Trust

Mid Cap Value Portfolio

(formerly One Group® Mid Cap Value Portfolio)

What is the goal of the Portfolio?

The Portfolio seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

What are the Portfolio's main investment strategies?

The Portfolio invests mainly in equity securities of companies. Mid-cap companies are companies with market capitalizations similar to those within the universe of the Russell Mid Cap Value Index at the time of investment. In choosing investments, JPMorgan Investment Advisors considers the issuer’s soundness and earnings prospects on a long-term basis. In seeking to achieve the objective of capital appreciation, JPMorgan Investment Advisors uses a value-oriented approach. Companies are mainly selected based upon such valuation characteristics as price-to-earnings, price-to-book, and price-to-cash flow ratios which are at a discount to market averages. JPMorgan Investment Advisors also evaluates companies based on private market value, balance sheet strength, management depth and quality, market and industry position, normalized return on capital and the company’s business model. As a secondary consideration, JPMorgan Investment Advisors looks for companies that have the potential to increase their dividends over time. JPMorgan Investment Advisors also gives some consideration to a value company’s opportunity for growth in earnings, book value and cash flow. Stocks are sold based on price considerations or when other stocks present better opportunities. For more information about the Mid Cap Value Portfolio’s investment strategies, please read “More About the Portfolios” and “Principal Investment Strategies.”

What are the main risks of investing in the Portfolio?

The main risks of investing in the Portfolio and the circumstances likely to adversely affect your investment are described below. The share price of the Portfolio will change every day in response to market conditions. You may lose money if you invest in the Portfolio. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Market Risk. The Portfolio invests in equity securities (such as stocks) which are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities are also subject to “stock market risk” meaning that stock prices in general (or in particular, the types of stocks in which the Portfolio invests) may decline over short or extended periods of time. When the value of the Portfolio’s securities goes down, your investment in the Portfolio decreases in value.

Value Investing Risk. Value investing attempts to identify companies selling at a discount from JPMorgan Investment Advisors’ estimate of their true worth. Investment advisors using this approach generally select stocks at prices that, in their view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stock’s intrinsic value may

28

never be fully realized by the market or that a stock judged by JPMorgan Investment Advisors to be undervalued may actually be appropriately priced.

Smaller Companies. The Portfolio’s investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of small companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Portfolio.

Not FDIC insured. An investment in the Portfolio is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

29

Mid Cap Value Portfolio

How has the Portfolio performed?

By showing the variability of the Portfolio’s performance from year to year, the chart and table below help show the risk of investing in the Portfolio. The chart and table reflect that the Portfolio became the accounting successor to the financial history of the Pegasus Variable Intrinsic Value Fund on March 31, 1999. The returns in the bar chart and table below do not reflect variable insurance contract charges. If these charges were included, the returns would be lower than shown. Please remember that the past performance of the Portfolio is not necessarily an indication of how the Portfolio will perform in the future.

The Bar Chart shows changes in the Portfolio's performance from year to year. Total returns assume reinvestment of dividends and distributions.

Bar Chart (per calendar year)

Best Quarter:    15.95%    2Q2003            Worst Quarter:    -17.74%    3Q2002

The Average Annual Total Return Table shows how the Portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Portfolio's total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 2004

	1 YEAR	5 YEARS	LIFE OF FUND (SINCE 5/1/97)
Investment Trust Mid Cap Value Portfolio
Russell Mid Cap Value Index[1]
S&P Mid Cap 400/BARRA Value Index[2]

[1]	The Russell Mid Cap Value Index is an unmanaged index generally representative of the performance of those Russell Mid Cap companies with lower price-to-book ratios and lower forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these expenses. The benchmark index for the Portfolio was changed on (date) from the S&P MidCap 400/ BARRA Value Index to the Russell Mid Cap Value Index in order to better represent the investment policies for comparison purposes.
[2]	The S&P Mid Cap 400/BARRA Value Index is an unmanaged index generally representative of the performance of the lowest price-to-book securities in the S&P Mid Cap 400 Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these expenses.

30

Mid Cap Value Portfolio

Fees and Expenses

This table describes the fees and expenses that Separate Accounts may pay if they buy and hold shares of the Portfolio. The table does not include sales charges and other expenses charged to contract owners by variable annuity and variable life contracts. For information concerning such charges and expenses, please refer to the literature that you received when you purchased your variable annuity or variable life contract.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)
Investment Advisory Fees	.74%
Other Expenses	.19%
Total Annual Portfolio Operating Expenses	.93%

Example

The example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. This example, however, does not include charges that are imposed by variable annuity and variable life contracts. If these charges were included, the expenses listed would be higher. The example assumes that a separate account invests $10,000 in the Portfolio for the time periods indicated and reflects what a separate account would pay if either it redeemed all of its shares or if it continued to hold them at the end of the periods shown. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Actual costs may be higher or lower than those shown.

1 Year[1]	$97
3 Years	307
5 Years	534
10 Years	1,188

[1]	Without contractual fee waivers, 1 Year expenses would be $99.

31

JPMORGAN

INVESTMENT TRUST

More About the Portfolios

Each of the nine portfolios described in this Prospectus is a series of JPMorgan Investment Trust and is managed by JPMorgan Investment Advisors Inc. For more information about JPMorgan Investment Trust and JPMorgan Investment Advisors, please read “Management of JPMorgan Investment Trust” and the Statement of Additional Information.

Principal Investment Strategies

This Prospectus describes nine mutual funds with a variety of investment objectives. The principal investment strategies that are used to meet each Portfolio’s investment strategy are described in Fund Summaries: Investments, Risk & Performance in the front of this prospectus. They are also described below.

FUNDAMENTAL POLICIES

Each Portfolio’s investment strategy may involve “fundamental policies.” A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Portfolio. All fundamental policies are specifically identified.

There can be no assurance that the Portfolios will achieve their investment objectives. Please note that each Portfolio may also use strategies that are not described below, but which are described in the Statement of Additional Information.

TYPES OF PORTFOLIOS. The following pages describe investment strategies that are used in more than one Portfolio. Where indicated, the strategies only apply to the Bond Portfolios or the Equity Portfolios.

THE BOND PORTFOLIOS INCLUDE:

•	JPMorgan Investment Trust Bond Portfolio, and
•	JPMorgan Investment Trust Government Bond Portfolio.

THE EQUITY PORTFOLIOS INCLUDE:

•	JPMorgan Investment Trust Balanced Portfolio,
•	JPMorgan Investment Trust Large Cap Growth Portfolio,
•	JPMorgan Investment Trust Equity Index Portfolio,
•	JPMorgan Investment Trust Diversified Equity Portfolio,
•	JPMorgan Investment Trust Mid Cap Growth Portfolio,
•	JPMorgan Investment Trust Diversified Mid Cap Portfolio, and
•	JPMorgan Investment Trust Mid Cap Value Portfolio.

JPMORGAN INVESTMENT TRUST. Although JPMorgan Investment Trust Portfolios have the same or similar investment objectives and investment strategies as similarly named funds of JPMorgan Trust II (formerly One Group Mutual Funds), JPMorgan Investment Trust portfolios:

•	Are not the same funds as JPMorgan Trust II Funds;
•	Are smaller than JPMorgan Trust II Funds; and
•	Have different performance, fees and expenses than JPMorgan Trust II Funds.

32

THE BOND PORTFOLIOS. JPMorgan Investment Advisors selects securities for the Bond Portfolios by analyzing both individual securities and different industry sectors. JPMorgan Investment Advisors looks for sectors and securities that it believes will perform consistently well over time as measured by total return. The Bond Portfolios attempt to achieve their investment objectives by selecting market sectors and securities that offer risk/reward advantages based on structural risks and credit trends. Individual securities that are purchased by the Portfolios are subject to a disciplined risk/reward analysis both at the time of purchase and on an ongoing basis. This analysis includes an evaluation of interest rate risk, credit risk and risks associated with the complex legal and technical structure of the investment (e.g., asset-backed securities and mortgage-backed securities).

JPMORGAN INVESTMENT TRUST BOND PORTFOLIO. The Portfolio mainly invests in all types of debt securities rated as investment grade (or unrated debt securities which JPMorgan Investment Advisors determines to be of comparable quality) as well as preferred stock and loan participations. Such securities include government securities such as U.S. Treasury obligations as well as Fannie Mae, Ginnie Mae, Freddie Mac and other government agency mortgage-backed securities.

•	As a matter of fundamental policy, the Portfolio will invest at least 80% of its net assets in bonds. For purposes of this policy, the Portfolio’s net assets include borrowings by the Portfolio for investment purposes. Generally, such bonds will have intermediate to long maturities.

•	The Portfolio also may purchase taxable or tax-exempt municipal securities.

•	The Portfolio may invest in bonds and other debt securities that are rated in the lowest investment grade category.

•	The Portfolio’s average weighted maturity will ordinarily range between four and 12 years, although the Portfolio may shorten its average weighted maturity if deemed appropriate for temporary defensive purposes.

WHAT IS AVERAGE WEIGHTED MATURITY?

Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual securities in a Portfolio calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a Portfolio’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the Portfolio’s investments. Therefore, in the case of a Portfolio holding mortgage-backed securities, asset-backed securities and similar types of securities, the average weighted maturity of the Portfolio is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the Portfolio given certain prepayment assumptions.

JPMORGAN INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO.  The Portfolio limits its investments to securities issued by the U.S. government and its agencies and instrumentalities and related to securities issued by the U.S. government and its agencies and instrumentalities.

•	Under normal circumstances, the Portfolio will invest at least 80% of its assets in bonds issued by the U.S. government and its agencies and instrumentalities. If the Portfolio decides to change this strategy, shareholders will be given 60 days advance

33

notice. Ordinarily, such bonds will have principal and interest guaranteed by the U.S. government or its agencies and instrumentalities, be subject to repurchase agreements, or represent an interest in or be secured by mortgages that are issued or guaranteed by certain U.S. government agencies or instrumentalities.

•	The Portfolio’s average weighted maturity will ordinarily range between three and 15 years, taking into account expected prepayment of principal on certain investments. However, the Portfolio’s average weighted remaining maturity may be outside this range if warranted by market conditions.

THE EQUITY PORTFOLIOS.  The investment strategies utilized by the Equity Portfolios are described in Fund Summaries: Investments, Risk & Performance and below.

JPMORGAN INVESTMENT TRUST BALANCED PORTFOLIO.  The Portfolio invests in a combination of stocks, fixed income securities and money market instruments. Normally, the Portfolio will invest:

•	between 40% and 75% of total assets in all types of equity securities (including stock of large-, mid- and small-capitalization companies and growth and value securities). Up to 25% of the Portfolio’s net assets may be invested in foreign securities, including American Depositary Receipts.

•	between 25% and 60% of total assets in mid- to long-term fixed income securities, including bonds, notes and other debt securities. The balance will be invested in cash equivalents. For more information on how JPMorgan Investment Advisors selects fixed income securities, please read “The Bond Portfolios” above.

JPMORGAN INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO.  The Portfolio invests mainly in equity securities of large, well-established companies, including common stocks, and debt securities and preferred stocks which are convertible to common stock. Large companies are defined as companies with market capitalizations in excess of $4 billion at the time of investment.

•	Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in the equity securities of large, well-established companies. If the Portfolio decides to change this strategy, shareholders will be given 60 days advance notice.

JPMORGAN INVESTMENT TRUST EQUITY INDEX PORTFOLIO.  The Portfolio invests in stocks included in the S&P 500 Index. (The Portfolio also invests in stock index futures and other equity derivatives.) The Portfolio may hold up to 10% of its total assets in cash or cash equivalents. (Assets held in margin deposits and segregated accounts for futures contracts are not considered cash or cash equivalents for purposes of the 10% limitation).

•	The percentage of a stock that the Portfolio holds will be approximately the same percentage that the stock represents in the S&P 500 Index.

•	JPMorgan Investment Advisors generally picks stocks in the order of their weightings in the S&P 500 Index, starting with the heaviest weighted stock.

•	The Portfolio attempts to achieve a correlation between the performance of its portfolio and that of the S&P 500 Index of at least 0.95, without taking into account Portfolio expenses. Perfect correlation would be 1.00.

34

JPMORGAN INVESTMENT TRUST DIVERSIFIED EQUITY PORTFOLIO. The Portfolio invests mainly in common stocks of companies that have the potential for continued earnings growth with strong fundamentals and a reasonable value.

•	Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in equity securities. If the Portfolio decides to change this strategy, shareholders will be given 60 days advance notice.

•	The Portfolio also may invest up to 20% of the Portfolio’s assets in U.S. government securities, other investment grade fixed income securities, and cash and cash equivalents. Although the Portfolio may use these strategies, the Portfolio’s main investment strategy is to invest in equity securities.

JPMORGAN INVESTMENT TRUST MID CAP GROWTH PORTFOLIO.  The Portfolio invests in securities that have the potential to produce above-average earnings growth per share over a one- to three-year period. The Portfolio typically invests in mid-cap companies, Mid-cap companies are companies with market capitalizations similar to those within the universe of the Russell Mid Cap Growth Index at the time of investment.

•	Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in equity securities of mid-cap companies, including common stocks and debt securities and preferred stocks both of which are convertible to common stock. If the Portfolio decides to change this strategy, shareholders will be given 60 days advance notice.

•	A portion of the Portfolio’s assets may be held in cash equivalents.

JPMORGAN INVESTMENT TRUST DIVERSIFIED MID CAP PORTFOLIO. The Portfolio invests mainly in equity securities of mid-cap companies. Mid-cap companies are companies with market capitalizations similar to those within the universe of the Russell Mid Cap Index at the time of investment.

•	Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in common and preferred stocks, rights, warrants, convertible securities, and other equity securities of mid-cap companies. If the Portfolio decides to change this strategy, shareholders will be given 60 days advance notice.

•	Up to 25% of the Portfolio’s net assets may be invested in foreign securities. Up to 20% of the Portfolio’s total assets may be invested in U.S. government securities, other investment grade fixed income securities, and cash and cash equivalents. Although the Portfolio may use these strategies more in the future, the Portfolio’s main investment strategy is to invest in equity securities of mid-capitalization companies.

JPMORGAN INVESTMENT TRUST MID CAP VALUE PORTFOLIO. The Portfolio invests mainly in equity securities of mid-cap companies. Mid-cap companies are companies with market capitalizations similar to those within the universe of the Russell Mid Cap Value Index at the time of investment.

•	Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in equity securities of mid-cap companies, including common stock and debt securities and preferred stocks both of which are convertible into common stock. If the Portfolio decides to change this strategy, shareholders will be given 60 days advance notice.

•	A portion of the Portfolio’s assets may be held in cash equivalents.

35

Investment Risks

The risks associated with investing in the Portfolios are described below and in Fund Summaries: Investments, Risk & Performance at the front of this prospectus. For information concerning risks associated with specific types of investments, please read Appendix A.

FIXED INCOME SECURITIES: Investments in fixed income securities (for example, bonds) will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Portfolio’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in a Bond Portfolio (or an Equity Portfolio such as the Balanced Portfolio that uses bonds as part of its main investment strategy) will increase and decrease as the value of a Portfolio’s investments increases and decreases. While securities with longer duration and maturities tend to produce higher yields, they also are subject to greater fluctuations in value when interest rates change. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. Fixed income securities also are subject to the risk that the issuer of the security will be unable to meet its repayment obligation (i.e., credit risk).

U.S. GOVERNMENT SECURITIES.  U.S. government securities may be guaranteed by the U.S. Treasury, by the right to borrow from the U.S. Treasury, or only by the agency or instrumentality issuing the security. Certain agencies and instrumentalities are supported only by the right of the issuer to borrow from the U.S. Treasury, while others are supported by their own credit. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities unless required to do so by law.

Mortgage-backed securities may be issued by various U.S. governmental agencies such as Ginnie Mae, U.S. government-related organizations such as Fannie Mae and Freddie Mac, and non-governmental issuers. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contrast, U.S. government-related organizations such as Fannie Mae and Freddie Mac may guarantee the timely payment of principal and interest on their securities, but such guarantees are not backed by the full faith and credit of the U.S. government.

DERIVATIVES: The Portfolios may invest in securities that may be considered to be derivatives. These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity and management risks. JPMorgan Investment Advisors performs a risk/reward analysis on derivatives by analyzing each derivative individually and in the aggregate.

WHAT IS A DERIVATIVE? Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

SMALL-CAPITALIZATION COMPANIES: Investments in smaller, younger companies may be riskier and more volatile than investments in larger, more-established companies. These companies may be more vulnerable to changes in economic conditions, specific industry conditions, market fluctuations and other factors affecting the profitability of other companies. Because economic events may

36

have a greater impact on smaller companies, there may be a greater and more frequent fluctuation in their stock price. This may cause frequent and unexpected increases or decreases in the value of your investment.

LOWER RATED SECURITIES: The Bond Portfolio may purchase corporate and municipal bonds that are rated in any category. Bonds in the lowest investment grade rating category are considered to have speculative characteristics. Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of higher grade securities. Bonds rated below investment grade are considered speculative and may be classified as “junk bonds.” Junk bonds are considered to be high risk investments. These risks include greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and liquidity difficulties. The Bond Portfolio will invest no more than 5% of its net assets in securities rated below investment grade.

Portfolio Quality

Various rating organizations (like Standard & Poor’s Corporation and Moody’s Investor Service, Inc.) assign ratings to securities (other than equity securities). Generally, ratings are divided into two main categories: “Investment Grade Securities” and “Non-Investment Grade Securities.” Although there is always a risk of default, rating agencies believe that issuers of Investment Grade Securities have a high probability of making payments on such securities. Non-Investment Grade Securities include securities that, in the opinion of the rating agencies, are more likely to default than Investment Grade Securities.

The Portfolios only purchase securities that meet the rating criteria described below. JPMorgan Investment Advisors will look at a security’s rating at the time of investment. If the securities are unrated, JPMorgan Investment Advisors must determine that they are of comparable quality to rated securities. Subsequent to its purchase by a Portfolio, a security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. JPMorgan Investment Advisors will consider such an event in determining whether the Portfolio should continue to hold the security.

RATINGS OF THE BOND PORTFOLIOS’ SECURITIES

JPMorgan Investment Trust Government Bond Portfolio only may invest in debt securities rated in any of the three highest investment grade rating categories.

JPMorgan Investment Trust Bond Portfolio may purchase securities that meet the following rating criteria:

•	debt securities — rated in any rating category.

•	preferred stock — rated in any of the four investment grade rating categories.

•	commercial paper — rated in the highest or second highest rating categories.

RATINGS OF THE EQUITY PORTFOLIOS’ SECURITIES

•	If a Portfolio invests in municipal bonds, the bonds must be rated as investment grade.

37

•	Other municipal securities, such as tax-exempt commercial paper, notes and variable rate demand obligations, must be rated in one of the two highest investment grade categories at the time of investment.

•	Corporate bonds generally will be rated in one of the three highest investment grade categories.

•	JPMorgan Investment Advisors reserves the right to invest in corporate bonds that present attractive opportunities and are rated in the lowest investment grade category. These corporate bonds may be riskier than higher rated bonds.

•	Commercial paper must be rated in the highest or second highest rating categories.

For more information about ratings, please see “Description of Ratings” in the Statement of Additional Information.

Temporary Defensive Positions

To respond to unusual market conditions, the Portfolios may invest their assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer term investments and may prevent the Portfolios from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?

Cash Equivalents are highly liquid, high quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

Bond Portfolios.    For temporary defensive purposes as determined by JPMorgan Investment Advisors, the Bond Portfolios may invest up to 100% of their assets in cash equivalents, and may hold a portion of their assets in cash for liquidity purposes.

Equity Portfolios.    For temporary defensive purposes as determined by JPMorgan Investment Advisors, the Equity Portfolios (except the Equity Index Portfolio) may invest 100% of their total assets in cash and cash equivalents. The Equity Index Portfolio may invest 10% of its total assets in cash and cash equivalents. Assets held in margin deposits and segregated accounts for futures contracts are not considered cash or cash equivalents for purposes of the 10% limitation in the Equity Index Portfolio.

While the Portfolios are engaged in a temporary defensive position, they will not be pursuing their investment objectives. Therefore, the Portfolios will pursue a temporary defensive position only when market conditions warrant.

Portfolio Turnover

The Portfolios may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Portfolio turnover may vary greatly from year to year, as well as within a particular year.

Higher portfolio turnover rates will likely result in higher transaction costs to the Portfolios. The portfolio turnover rate for each Portfolio for the fiscal year ended December 31, 2004 is shown on the Financial Highlights.

38

Shareholder Information

PRICING PORTFOLIO SHARES

HOW ARE PORTFOLIO SHARES PRICED? Shares are sold at net asset value (NAV) per share. NAV per share for each Portfolio is determined as of the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 P.M. Eastern Time (ET)), on each day the Portfolios are open for business. On occasion, the NYSE will close before 4 P.M. ET. When that happens, the NAV will be calculated as of the time the NYSE closes. The NAV per share is calculated by adding the value of all securities and other assets of a Portfolio, deducting its liabilities, and dividing by the number of shares of the Portfolio that are outstanding.

The market value of a Portfolio’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Portfolio’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Portfolios’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. Shareholders who purchase and redeem shares when NAV has been determined using fair valuation procedures may receive more or less shares or redemption proceeds than they otherwise would have received if securities were not valued using the Trust’s fair valuation procedures. In addition, the Portfolios have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Portfolios. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Portfolios’ Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that the use of another fair valuation methodology is appropriate. Because of the use of fair value pricing on a daily basis for non-U.S. and non-Canadian equity securities, the NAV of Portfolios that invest significantly in such securities would be expected to be most affected by fair valuation although the NAV of other Portfolios may also be affected from time to time. The Board of Trustees receives regular reporting concerning the operation of the fair value procedures.

WHEN CAN PORTFOLIO SHARES BE PURCHASED? Purchases may be made on any business day. This includes any day that the Portfolios are open for business, other than weekends and days on which the NYSE is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

PURCHASING PORTFOLIO SHARES

WHO CAN PURCHASE SHARES OF THE PORTFOLIOS? Shares of the Portfolios are sold at NAV to separate accounts of insurance companies investing on instructions of policyholders of variable insurance contracts. You and other purchasers of variable insurance contracts will not own shares of the Portfolios directly. Rather, all shares will be held by the separate accounts for your benefit and the benefit of other

39

purchasers of variable insurance contracts. All investments in the Portfolios are credited to the shareholder’s account in the form of full or fractional shares of the designated Portfolios. The Portfolios do not issue share certificates. The interests of different separate accounts are not always the same and material, irreconcilable conflicts may arise. The Board of Trustees will monitor events for such conflicts and, should they arise, will determine what action, if any, should be taken.

Federal law requires a portfolio to obtain, verify and record an accountholder’s name, principal place of business and Employer Identification Number or other government issued identification when opening an account. The portfolio may require additional information in order to open a corporate account or under certain other circumstances. This information will be used by the portfolio or its transfer agent, to attempt to verify the accountholder’s identity. The portfolio may not be able to establish an account if the accountholder does not provide the necessary information. In addition, the portfolio may suspend or limit account transactions while it is in the process of attempting to verify the accountholder’s identity. If the portfolio is unable to verify the accountholder’s identity after an account is established, the portfolio may be required to involuntarily redeem the accountholder’s shares and close the account. Losses associated with such involuntary redemption may be borne by the investor.

ARE THERE LIMITS ON PORTFOLIO PURCHASES? Yes. The JPMorgan Portfolios do not authorize market timing. Market timing is an investment strategy using frequent purchases and redemptions in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Portfolio shares held by long-term variable insurance contract holders, disrupt portfolio management and increase Portfolio expenses for all shareholders. Although market timing may affect any Portfolio, these risks may be higher for Portfolios that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Portfolio invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Portfolio calculates its net asset value. The JPMorgan Portfolios or the Distributor will prohibit any purchase order with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of purchases and sales of the JPMorgan Portfolios that indicates market timing or trading they determine is abusive.

Market timers may disrupt portfolio management and harm Portfolio performance. Because purchase and sale transactions are submitted to each Portfolio on an aggregated basis by the insurance company issuing the variable insurance contract, each Portfolio is not able to identify market timing transactions by individual variable insurance contract holders. Short of rejecting all transactions made by a separate account, the Portfolio lacks the ability to reject individual short-term trading transactions. A Portfolio, therefore, has to rely upon the insurance companies to police restrictions in the variable insurance contracts or according to the insurance company’s administrative policies; those restrictions will vary from variable insurance contract to variable insurance contract. Each Portfolio will seek to monitor for market timing activities, such as unusual cash flows, and work with the applicable insurance company to determine whether or not short-term trading is involved. It is, however, more difficult to locate and eliminate individual market timers in the separate

40

accounts and there can be no assurances that the Portfolios will be able to do so. Variable insurance contract holders should consult the prospectus for their variable insurance contract for additional information on contract level restrictions relating to market timing.

VOTING AND MEETINGS

HOW ARE SHARES OF THE PORTFOLIO VOTED? If required by the SEC, the insurance company that issued your variable insurance contract will solicit voting instructions from you and other purchasers of variable insurance contracts with respect to any matters that are presented to a vote of shareholders. Each Portfolio votes separately on matters relating solely to that Portfolio or which affect that Portfolio differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally. Shareholders shall be entitled to one vote for each share held.

WHEN ARE SHAREHOLDER MEETINGS HELD? JPMorgan Investment Trust does not hold annual meetings of shareholders but may hold special meetings. Special meetings are held, for example, to elect or remove Trustees, change a Portfolio’s fundamental investment objectives, or approve an investment advisory contract.

REDEEMING PORTFOLIO SHARES

Separate accounts may redeem shares to make benefit or surrender payments to you and other purchasers of variable insurance contracts or for other reasons described in the separate account literature that you received when you purchased your variable insurance contract. Redemptions are processed on any day on which the Portfolios are open for business. Shares are redeemed at the NAV next determined after the redemption order, in proper form, is received by JPMorgan Investment Trust’s transfer agent, Boston Financial Data Services, Inc.

DIVIDENDS

•	All dividends are distributed to the separate accounts on an annual basis and will be automatically reinvested in Portfolio shares unless an election is made on behalf of a separate account to receive some or all of the dividends in cash.

•	Dividends are not taxable as current income to you or other purchasers of variable insurance contracts.

QUESTIONS

•	Any questions regarding the Portfolios should be directed to JPMorgan Investment Trust, 1111 Polaris Parkway, Suite 2-G/J/L, Columbus, Ohio 43271-1235, 1-800-480-4111. All questions regarding variable insurance contracts should be directed to the address indicated in the prospectuses or other literature that you received when you purchased your variable insurance contract.

TAX INFORMATION

Each Portfolio intends to qualify as a “regulated investment company” for U.S. federal income tax purposes and to meet all other requirements necessary for it to be relieved of U.S. federal income taxes on income and gains it distributes to the separate accounts. Each Portfolio will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of

41

such Portfolios unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Generally, owners of variable insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable insurance contracts, the separate accounts underlying such contracts, as well as the Portfolios in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of Portfolio shares. Please refer to the Statement of Additional Information for more information regarding the tax treatment of the Portfolios. For a further discussion of the tax consequences of variable annuity and variable life contracts, please refer to the prospectuses or other documents that you received when you purchased your variable annuity or variable life product.

    AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Portfolios to JPMorgan Investment Advisors. A copy of each Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the JPMorgan Funds’ website at www.                        .com no later than August 31 of each year. Each Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security and state how each vote was cast, for example, for or against the proposal.

    QUARTERLY PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Portfolio will make available upon request an uncertified complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Portfolio will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Portfolios will post these quarterly schedules on the JPMorgan Funds’ website at www.                        .com and on the SEC’s website at www.sec.gov.

Each Portfolio’s top ten holdings and other related information, including statistical information about various financial characteristics of the Portfolio, as of the last day of each month and each calendar quarter are posted on the JPMorgan Funds’ website at www.                        .com no sooner than 15 days after the end of that month or calendar quarter respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Portfolios’ policies and procedures with respect to the disclosure of the Portfolios’ holdings is available in the Statement of Additional Information.

42

JPMORGAN

INVESTMENT TRUST

Management of JPMorgan Investment Trust

    The Adviser

JPMorgan Investment Advisors, Inc (formerly Banc One Investment Advisors Corporation) (the Adviser) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for the Portfolios and continuously reviews, supervises and administers each Portfolio’s investment program. JPMorgan Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of JPMorgan Investment Trust. JPMorgan Investment Advisors has served as investment adviser to the Trust since its inception. In addition, JPMorgan Investment Advisors serves as investment adviser to other mutual funds and individual corporate, charitable, and retirement accounts. As of December 31, 2004, JPMorgan Investment Advisors, an indirect wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), managed over $172 billion in assets. JPMorgan Investment Advisors is an indirect, wholly-owned subsidiary of JPMorgan Chase. JPMorgan Investment Advisors, Inc. is referred to in this prospectus as “JPMorgan Investment Advisors.”

    The Administrator

JPMorgan Funds Management, Inc. (the Administrator) (1111 Polaris Parkway, Suite 2-J, P.O. Box 711235, Columbus, Ohio 43271-1235) provides administrative services and oversees the Portfolios’ other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Portfolio for administrative services: 0.18% of the first $250 million of average daily net assets of the Trust (except the assets in the Equity Index Portfolio) and 0.14% of average daily net assets of Trust over $250 million (except the assets in the Equity Index Portfolio). The Equity Index Portfolio pays an annual fee of 0.14% of such Portfolio’s assets. The Administrator is an indirect, wholly-owned subsidiary of JPMorgan Chase.

    The Distributor

JPMorgan Distribution Services, Inc. (the Distributor) (1111 Polaris Parkway, Suite 2-J, P.O. Box 711235, Columbus, Ohio 43271-1235) is the distributor for the Portfolios. The Distributor is an indirect, wholly-owned subsidiary of JPMorgan Chase.

43

    Advisory Fees

JPMorgan Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of each Portfolio. For the fiscal year ended December 31, 2004, the Portfolios paid advisory fees at the following rates:

PORTFOLIO	ANNUAL RATE AS PERCENTAGE OF AVERAGE DAILY NET ASSETS
Government Bond Portfolio	.45
Balanced Portfolio	.70
Large Cap Growth Portfolio	.65
Equity Index Portfolio	.30
Mid Cap Growth Portfolio	.65
Bond Portfolio1	.54
Diversified Equity Portfolio	.74
Diversified Mid Cap Portfolio1	.71
Mid Cap Value Portfolio1	.72

[1]	A portion of the advisory fees for the fiscal year ended December 31, 2004 for the Bond Portfolio, the Diversified Mid Cap Portfolio and the Mid Cap Value Portfolio were waived. Without such waivers, the investment advisory fees would have been as follows:

PORTFOLIO	ANNUAL RATE AS PERCENTAGE OF AVERAGE DAILY NET ASSETS
Bond Portfolio	%
Diversified Mid Cap Portfolio	%
Mid Cap Value Portfolio	%

Additional Compensation to Service Organizations -- Revenue Sharing

JPMorgan Investment Advisors, at its own expense and out of its own legitimate profits, pays additional amounts to insurance companies which operate the separate accounts. These additional payments, sometimes referred to as “Revenue Sharing Arrangements,” are payments over and above service fees paid by the Portfolios. These additional cash payments are made to Service Organizations that provide administrative services. For information regarding these arrangements, please read “Administrative Services Plan and Cash Compensation to Service Organizations” in the Statement of Additional Information.

The Portfolio Managers

The Bond Portfolios (and the fixed income portion of the Balanced Portfolio) are managed by a team of portfolio managers and research analysts. The portfolio managers work together to establish general duration, sector and yield curve strategies for the Portfolios. Each team member makes recommendations about securities to be purchased and sold in the Portfolios. The research analysts provide individual security and sector recommendations regarding their area of focus, while the portfolio managers select and allocate individual securities in a manner designed to meet the investment objectives of the Portfolios.

•

Bond Portfolio. Douglas Swanson is the portfolio manager for the Bond Portfolio, as well as the leader of the Taxable Bond Team. Prior to joining JPMorgan Investment Advisors in 1998, Mr. Swanson was a First Vice President at First Chicago NBD Corporation, where he was responsible for managing government and corporate

44

securities. During the same period, Mr. Swanson also managed several series of the Pegasus Funds.

•	Government Bond Portfolio. Michael Sais, CFA, is the portfolio manager for the Government Bond Portfolio. Mr. Sais has been a member of the team managing this Portfolio since 1994. Prior to joining JPMorgan Investment Advisors in 1994, Mr. Sais held investment management positions at Valley National Bank in Phoenix, Arizona, PriMerit in Las Vegas, Nevada, and Citibank.

•	Balanced Portfolio. Scott Grimshaw, CFA, is the portfolio manager for the fixed income portion of the Balanced Portfolio. Mr. Grimshaw is also the portfolio manager, for the JPMorgan Treasury and Agency Fund. From 1994 to 1999, Mr. Grimshaw was a member of the team managing this Portfolio.

The Equity Portfolios, other than the Equity Index Portfolio, are managed by portfolio managers teamed with growth, blend or value style analysts. The teams meet regularly to discuss industry conditions and trends, individual stocks, the market and the economy. The research analysts provide in-depth industry analysis and recommendations, while portfolio managers determine strategy, industry weightings, Portfolio holdings and cash positions.

•	Balanced Portfolio. Anne Lester is the primary portfolio manager for the Balanced Portfolio. In that capacity, Ms. Lester and a team of portfolio managers and analysts manage the portfolio construction, investment strategy selection and asset allocation processes for the overall portfolio, which is comprised of the underlying equity and fixed income strategies. Ms. Lester joined JPMorgan Investment Advisors in July 2004. In addition to her position at JPMorgan Investment Advisors, Ms. Lester is a portfolio manager in the JPMIM Global Multi-Asset Group, a position he has held since June 2000. She joined JPMIM in 1992 and, prior to her current role, worked in the Product Development group as a fixed income and currency trader and as a fixed income portfolio manager. The underlying equity portion of the Balanced Portfolio will be managed by a team of portfolio managers and research analysts. The research analysts provide in-depth industry analysis and recommendations, while portfolio managers determine strategy, industry weighting, Portfolio equity holdings and cash positions. Although a team manages the asset allocations of the overall portfolio and the underlying equity portion of the Portfolio, Scott Grimshaw, CFA, will continue to serve as portfolio manager primarily responsible for the underlying fixed income portion of the Portfolio as described above.

•	Large Cap Growth Portfolio. Marc Baylin and Giri Devulapally are the portfolio managers for the Large Cap Growth Portfolio. Mr. Baylin and Mr. Devulapally joined JPMorgan Investment Advisors in July 2004. In addition to his position at JPMorgan Investment Advisors, Mr. Baylin, CFA, is managing director of JPMIM and a portfolio manager in the JPMorgan U.S. Equity Group. Mr. Baylin has worked for JPMIM since 2002. Prior to joining JPMIM, he worked for T. Rowe Price for nine years, where he was both an analyst and a portfolio manager. In addition to his position at JPMorgan Investment Advisors, Mr. Devulapally is a vice president of JPMIM and a portfolio manager in the JPMorgan U.S. Equity Group. Mr. Devulapally has worked for JPMIM since 2003. Prior to joining JPMIM, he worked for T. Rowe Price for six years, where he was an analyst specializing in technology and telecommunications. He is also a CFA charter holder.

•	Equity Index Portfolio. Bala Iyer, Ph.D., CFA, is the portfolio manager for the Equity Index Portfolio, as well as the leader of the Quantitative Team. In addition to the

45

Equity Index Portfolio, the Quantitative Team also is responsible for the JPMorgan Equity Index Fund, the JPMorgan Multi-Cap Market Neutral Fund, and the JPMorgan International Equity Index Fund. Since 1995, Dr. Iyer has served as the director of quantitative research for JPMorgan Investment Advisors. Prior to 1995, Dr. Iyer served as a portfolio manager and an analyst at Zaske, Sarafa & Associates and as an equity analyst at NBD Bank in Detroit, Michigan.

•	Diversified Equity Portfolio. Susan Bao and Helge Skibeli are the portfolio managers leading a team of research analysts for the Diversified Equity Portfolios. Ms. Bao and Mr. Skibeli joined JPMorgan Investment Advisors in July 2004. In addition to her position with JPMorgan Investment Advisors, Ms. Bao is a vice president of JPMIM and a portfolio manager in the JPMorgan U.S. Equity Group. She has been vice president of JPMIM or one of its affiliates since 1997. In addition to his position with JPMorgan Investment Advisors, Mr. Skibeli is also a managing director of JPMIM and head of the U.S. Equity Research Group. Mr. Skibeli has worked for JPMIM or one of its affiliates since 1990.

•	Mid Cap Growth Portfolio. Christopher Mark Vyvyan Jones and Timothy Parton serve as portfolio managers for the Mid Cap Growth Portfolio. Mr. Jones and Mr. Parton joined JPMorgan Investment Advisors in July 2004. In addition to his position at JPMorgan Investment Advisors, Mr. Jones is a managing director of JPMIM and has worked as a portfolio manager with various affiliates of JPMIM since 1982. In addition to his position at JPMorgan Investment Advisors, Mr. Parton is a vice president of JPMIM. He has worked for JPMIM or one of its affiliates since 1986. Mr. Jones and Mr. Parton also serve as co-portfolio managers of the JPMorgan Capital Growth Fund and the JPMorgan Diversified Mid Cap Growth Fund.

•	Diversified Mid Cap Portfolio. Silvio Tarca is the portfolio manager for the Diversified Mid Cap Portfolio. Mr. Tarca joined JPMorgan Investment Advisors in July 2004. In addition to his position at JPMorgan Investment Advisors, Mr. Tarca is a vice president of JPMIM. Mr. Tarca has worked for JPMIM since 2000. Prior to joining JPMIM, Mr. Tarca worked as an information technology consultant for Accenture, a management consulting, technology services and outsourcing company. Mr. Tarca also is the portfolio manager for the JPMorgan Diversified Mid Cap Fund.

•	Mid Cap Value Portfolio. Jonathan Kendrew Llewelyn Simon and Lawrence E. Playford are the portfolio managers for the Mid Cap Value Portfolio. Mr. Simon and Mr. Playford joined JPMorgan Investment Advisors in July 2004. In addition to his position at JPMorgan Investment Advisors, Mr. Simon is also a managing director of J.P. Morgan Investment Management Inc. (JPMIM) and has worked with various affiliates of JPMIM since 1980. He currently serves as portfolio manager of the JPMorgan Mid Cap Value Fund and JPMorgan Growth & Income Fund and as a co-portfolio manager of the JPMorgan Equity Income Fund. In addition to his position at JPMorgan Investment Advisors, Mr. Playford, CFA and CPA, is also a Vice President of JPMIM and a co-portfolio manager of the JPMorgan Mid Cap Value Fund. Mr. Playford has worked for various affiliates of JPMIM since 1993. Mr. Simon and Mr. Playford are also co-portfolio managers of the JPMorgan Diversified Mid Cap Value Fund.

Portfolio Manager Compensation for Fund Managers. The portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary; fixed from year to year and a variable performance bonus

46

consisting of cash incentives, restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the Adviser’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. Each portfolio manager’s performance with respect to the mutual funds he or she manages is evaluated relative to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three, and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

Stock awards are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolios.

47

Legal Proceedings

Legal Matters:

None of the actions described below alleges that any unlawful activity took place with respect to any Portfolios.

On June 29, 2004, JPMorgan Investment Advisors Inc, formerly known as Banc One Investment Advisors Corporation (“BOIA”), adviser to the Trust, entered into agreements with the Securities and Exchange Commission (“SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds (now known as JPMorgan Trust II), in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, the then incumbent trustees of One Group Mutual Funds and various affiliates of BOIA, including the Distributor . The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the then incumbent trustees of One Group Mutual Funds, removal of the One Group Mutual Funds’ investment adviser (e.g., BOIA) and distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys’ fees. These lawsuits are ongoing and, accordingly, an estimate of the financial impact of these actions cannot currently be made.

48

JPMORGAN

INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the Portfolios’ performance for the last five years or the period of the Portfolios’ operations, whichever is shorter. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate than an investor would have earned or lost on an investment in the Portfolios (assuming reinvestment of all dividends and distributions). This information for the Portfolios has been audited by PricewaterhouseCoopers LLP and other independent accountants. PricewaterhouseCoopers LLP’s report, along with the Portfolios’ financial statements, are incorporated by reference in the Statement of Additional Information, both of which are available upon request. Total return information in the Financial Highlights does not reflect separate account charges. If such charges were included, total returns would be lower than those shown.

49

JPMORGAN

INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

INVESTMENT ACTIVITIES	DISTRIBUTIONS
NET ASSET VALUE, BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)	NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	TOTAL FROM INVESTMENT ACTIVITIES	NET INVESTMENT INCOME	NET REALIZED GAINS	TOTAL DISTRIBUTIONS
Bond Portfolio
Period ended December 31, 2004	$	$	$	$	$	$	$
Period ended December 31, 2003	11.83	0.59	(0.15)	0.44	(0.69)	—	(0.69)
Period ended December 31, 2002	10.80	0.70	0.37	1.07	—	(A)	(0.04)	(0.04)
Period ended December 31, 2001	10.57	0.69	0.23	0.92	(0.69)	—	(0.69)
Period ended December 31, 2000	9.98	0.61	0.58	1.19	(0.60)	—	(0.60)
Government Bond Portfolio
Period ended December 31, 2004
Period ended December 31, 2003	11.92	0.56	(0.26)	0.30	(0.55)	—	(0.55)
Period ended December 31, 2002	10.62	0.55	0.75	1.30	—	(A)	—	—
Period ended December 31, 2001	10.50	0.61	0.12	0.73	(0.61)	—	(0.61)
Period ended December 31, 2000	9.96	0.61	0.55	1.16	(0.62)	—	(0.62)
Balanced Portfolio
Period ended December 31, 2004
Period ended December 31, 2003	12.77	0.32	1.80	2.12	(0.40)	—	(0.40)
Period ended December 31, 2002	14.48	0.40	(2.09)	(1.69)	—	(A)	(0.02)	(0.02)
Period ended December 31, 2001	15.48	0.39	(0.95)	(0.56)	(0.38)	(0.06)	(0.44)
Period ended December 31, 2000	15.68	0.39	(0.13)	0.26	(0.45)	(0.01)	(0.46)
Large Cap Growth Portfolio
Period ended December 31, 2004
Period ended December 31, 2003	9.82	0.03	2.67	2.70	(0.01)	—	(0.01)
Period ended December 31, 2002	13.73	0.01	(3.92)	(3.91)	—	—	—
Period ended December 31, 2001	20.07	(0.01)	(4.01)	(4.02)	—	(2.32)	(2.32)
Period ended December 31, 2000	26.56	(0.03)	(5.93)	(5.96)	—	(0.53)	(0.53)
Equity Index Portfolio
Period ended December 31, 2004
Period ended December 31, 2003	7.69	0.11	2.01	2.12	(0.09)	—	(0.09)
Period ended December 31, 2002	9.92	0.09	(2.32)	(2.23)	—	—	—
Period ended December 31, 2001	11.42	0.09	(1.50)	(1.41)	(0.09)	—	(0.09)
Period ended December 31, 2000	12.94	0.13	(1.32)	(1.19)	(0.13)	(0.20)	(0.33)
Diversified Equity Portfolio
Period ended December 31, 2004
Period ended December 31, 2003	11.35	0.10	2.82	2.92	(0.08)	—	(0.08)
Period ended December 31, 2002	14.89	0.08	(3.62)	(3.54)	—	—	—
Period ended December 31, 2001	16.74	0.07	(1.85)	(1.78)	(0.07)	—	(0.07)
Period ended December 31, 2000	17.57	0.07	(0.83)	(0.76)	(0.07)	—	(0.07)
Mid Cap Growth Portfolio
Period ended December 31, 2004
Period ended December 31, 2003	12.34	(0.04)	3.39	3.35	—	—	—
Period ended December 31, 2002	15.45	(0.05)	(3.06)	(3.11)	—	—	—
Period ended December 31, 2001	21.23	(0.06)	(2.53)	(2.59)	—	(3.19)	(3.19)
Period ended December 31, 2000	20.55	(0.08)	1.34	1.26	—	(0.58)	(0.58)
Diversified Mid Cap Portfolio
Period ended December 31, 2004
Period ended December 31, 2003	11.91	0.03	3.59	3.62	(0.03)	—	(0.03)
Period ended December 31, 2002	14.49	0.03	(2.61)	(2.58)	—	—	—
Period ended December 31, 2001	17.83	0.04	(0.95)	(0.91)	(0.04)	(2.39)	(2.43)
Period ended December 31, 2000	15.18	0.06	2.88	2.94	(0.07)	(0.22)	(0.29)
Mid Cap Value Portfolio
Period ended December 31, 2004
Period ended December 31, 2003	10.45	0.07	3.33	3.40	(0.07)	—	(0.07)
Period ended December 31, 2002	12.68	0.07	(1.55)	(1.48)	—	(0.75)	(0.75)
Period ended December 31, 2001	13.16	0.08	0.45	0.53	(0.08)	(0.93)	(1.01)
Period ended December 31, 2000	10.39	0.11	2.77	2.88	(0.11)	—	(A)	(0.11)

(A)	Amount is less than $0.01.

50

JPMORGAN

INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

			RATIOS/SUPPLEMENTARY DATA
NET ASSET VALUE, END OF PERIOD		TOTAL RETURN	NET ASSETS, END OF PERIOD (000’S)		RATIO OF EXPENSES TO AVERAGE NET ASSETS	RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	RATIO OF EXPENSES TO AVERAGE NET ASSETS WITHOUT WAIVERS	PORTFOLIO TURNOVER

$		%	$		%	%	%	%
	11.58	3.87		189,747	0.75	5.50	0.81	21.40
	11.83	9.99		167,767	0.75	6.38	0.81	25.68
	10.80	8.85		138,259	0.75	6.57	0.79	22.83
	10.57	12.20		102,967	0.75	6.12	0.80	6.62

	11.67	2.54		211,642	0.62	4.76	0.63	22.82
	11.92	12.26		208,305	0.63	5.33	0.63	16.09
	10.62	7.05		151,391	0.62	5.93	0.62	24.85
	10.50	12.00		103,385	0.67	6.25	0.67	25.17

	14.49	17.20		179,240	0.88	2.37	0.89	35.61
	12.77	(11.68)		154,802	0.88	2.77	0.89	29.05
	14.48	(3.57)		196,030	0.87	2.60	0.88	34.45
	15.48	1.65		208,568	0.90	2.58	0.90	33.38

	12.51	27.54		205,662	0.81	0.26	0.83	48.81
	9.82	(28.48)		169,693	0.92	0.68	0.93	71.44
	13.73	(20.28)		259,557	0.81	(0.06)	0.82	74.80
	20.07	(22.96)		327,602	0.85	(0.14)	0.85	96.20

	9.72	27.98		126,733	0.50	1.32	0.51	0.62
	7.69	(22.48)		89,012	0.50	1.15	0.51	4.99
	9.92	(12.34)		104,301	0.50	0.90	0.51	1.13
	11.42	(9.48)		96,305	0.55	1.06	0.55	3.51

	14.19	25.93		161,287	0.91	0.85	0.93	32.19
	11.35	(23.77)		116,329	0.92	0.68	0.93	17.72
	14.89	(10.61)		130,009	0.92	0.49	0.93	23.67
	16.74	(4.36)		109,519	0.95	0.40	0.95	24.72

	15.69	27.15		195,606	0.84	(0.27)	0.86	69.36
	12.34	(20.13)		144,108	0.83	(0.37)	0.85	76.18
	15.45	(10.65)		192,708	0.82	(0.37)	0.83	91.65
	21.23	5.79		203,070	0.87	(0.40)	0.87	161.73

	15.50	30.44		59,207	0.94	0.24	0.98	78.97
	11.91	(17.81)		43,303	0.95	0.20	1.00	29.33
	14.49	(4.03)		50,785	0.95	0.24	0.98	51.60
	17.83	19.45		42,554	0.95	0.35	0.99	76.98

	13.78	32.75		112,372	0.93	0.65	0.97	53.98
	10.45	(12.85)		76,913	0.95	0.61	0.98	106.23
	12.68	4.80		82,331	0.95	0.67	0.97	103.19
	13.16	27.91		65,157	0.95	1.03	1.00	141.27

51

JPMORGAN

INVESTMENT TRUST

Appendix A

Investment Pratices

The Portfolios invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques which may be utilized by the Portfolios, as well as the risks inherent in their use. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.

PORTFOLIO NAME	PORTFOLIO CODE
JPMorgan Investment Trust Bond Portfolio	1
JPMorgan Investment Trust Government Bond Portfolio	2
JPMorgan Investment Trust Balanced Portfolio	3
JPMorgan Investment Trust Mid Cap Growth Portfolio	4
JPMorgan Investment Trust Large Cap Growth Portfolio	5
JPMorgan Investment Trust Diversified Equity Portfolio	6
JPMorgan Investment Trust Equity Index Portfolio	7
JPMorgan Investment Trust Diversified Mid Cap Portfolio	8
JPMorgan Investment Trust Mid Cap Value Portfolio	9

Instrument	Portfolio Code	Risk Type

Adjustable Rate Mortgage Loans (ARMs): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	1-3	Prepayment Market Credit Regulatory

Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.	1, 3, 8	Prepayment Market Credit Regulatory

Bankers’ Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.	1, 3-9	Credit Liquidity Market

Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price at a future date. The Portfolios will sell only covered call and secured put options.	1-9	Management Liquidity Credit Market Leverage

52

Instrument	Portfolio Code	Risk Type

Certificates of Deposit: Negotiable instruments with a stated maturity.	1, 3-9	Market Credit Liquidity

Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1, 3-9	Credit Liquidity Market

Common Stock: Shares of ownership of a company.	3-9	Market

Convertible Securities: Bonds or preferred stock that can convert to common stock.	1, 3-9	Market Credit

Corporate Debt Securities: Corporate bonds and non-convertible debt securities.	1, 3, 5	Market Credit

Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Portfolio.	1, 3	Market Liquidity Management

Exchange Traded Funds: Ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. Exchange traded funds or ETFs include a wide range of investments such as iShares, Standard & Poor’s Depository Receipts (SPDRs) and NASDAQ 100’s. The Equity Index Portfolio’s investments in Index Shares are limited to SPDRs and other Exchange Traded Funds that track the S&P 500.	1, 3-9	Market

Fixed Rate Mortgage Loans: Investments in fixed rate mortgage loans or mortgage pools which bear simple interest at fixed annual rates and have short- to long-term final maturities.	1-3	Credit Prepayment Regulatory Market

Foreign Securities: Stocks issued by foreign companies, debt securities issued or guaranteed by foreign governments or any of their agencies and instrumentalities, as well as commercial paper of foreign issuers and obligations of foreign banks, and overseas branches of U.S. banks and supranational entities. The Equity Portfolios also may invest in American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts, and American Depositary Securities.	1, 3-9	Market Political Liquidity Foreign Investment

53

Instrument	Portfolio Code	Risk Type

Futures and Related Options: A contract providing for the future sale and purchase of a specified amount of a specified security, class of securities, or an index at a specified time in the future and at a specified price.	1-9	Management Market Credit Liquidity Leverage

Inverse Floating Rate Instruments: Floating rate debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.	1-3	Market Leverage Credit

Investment Company Securities: Shares of other mutual funds, including JPMorgan money market funds and shares of other money market mutual funds for which JPMorgan Investment Advisors or its affiliates serve as investment adviser or administrator. The Government Bond Portfolio will only purchase shares of investment companies which invest exclusively in U.S. Treasury and other U.S. agency obligations. JPMorgan Investment Advisors will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.	1-9	Market

Loan Participations and Assignments: Participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of the less developed countries (LDCs).	1, 3	Credit Political Liquidity Foreign Investment Market

Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations (CMOs) and Real Estate Mortgage Conduits (REMICs).	1-3, 8	Prepayment Market Credit Regulatory

Mortgage Dollar Rolls: A transaction in which a Portfolio sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	1-3, 8	Prepayment Market Regulatory

Municipal Bonds: Securities issued by a state or political subdivisions to obtain funds for various public purposes. Municipal bonds include private activity bonds and industrial development bonds, as well as General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.	1, 3	Market Credit Political Tax

New Financial Products: New options and futures contracts and other financial products continue to be developed and the Portfolios may invest in such options, contracts and products.	1-9	Management Credit Market Liquidity

54

Instrument	Portfolio Code	Risk Type

Obligations of Supranational Agencies : Obligations of supranational agencies which are chartered to promote economic development and are supported by various governments and governmental agencies.	1,3, 8	Credit Foreign Investment

Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	1, 3-9	Market

Real Estate Investment Trusts (REITs): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	1, 3-9	Liquidity Management Market Regulatory Tax Prepayment

Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1-9	Credit Market Liquidity

Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	1, 3-9	Liquidity Market

Reverse Repurchase Agreement: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Portfolio.	1-9	Market Leverage

Securities Lending: The lending of up to 33 1/3% of the Portfolio’s total assets. In return the Portfolio will receive cash, other securities, and/or letters of credit as collateral.	1-9	Credit Market Leverage

Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs) insurance companies.	1, 3	Credit Liquidity Market

Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage backed obligations. These include IOs and POs.	1-3	Prepayment Market Credit Regulatory

Structured Instruments: Debt securities issued by agencies and instrumentalities of the U.S. government, banks, municipalities, corporations and other businesses whose interest and/or principal payments are indexed to foreign currency exchange rates, interest rates, or one or more other referenced indices.	1-6, 8-9	Market Liquidity Management Credit Foreign Investment

55

Instrument	Portfolio Code	Risk Type

Swaps, Caps and Floors: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A Portfolio may enter into these transactions to manage its exposure to changing interest rates and other factors.	1-9	Management Credit Liquidity Market

Time Deposits: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.	1, 3-9	Liquidity Credit Market

Treasury Receipts: TRs, TIGRs and CATS.	1, 3-9	Market

U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, including funding notes and subordinated benchmark notes.	1-9	Market Credit Govt. Securities

U.S. Treasury Obligations: Bills, notes, bonds, STRIPS, and CUBES.	1-9	Market

Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to the Portfolio on demand.	1-9	Credit Liquidity Market Leverage

Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	3, 5-8	Market Credit

When-Issued Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1-9	Market Leverage Liquidity Credit

Zero-Coupon Debt Securities: Bonds and other debt securities that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.	1-3, 8	Credit Market Zero Coupon

Zero-Fixed-Coupon Debt Securities: Zero coupon debt securities which convert on a specified date to interest bearing debt securities.	1-3	Credit Market Zero Coupon

56

Investment Risks

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Portfolios may fluctuate, as will the value of your investment in the Portfolios. Certain investments are more susceptible to these risks than others.

•	Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

•	Foreign Investment Risk. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

•	Government Securities Risk. The Portfolios may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities such as Fannie Mae Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to it agencies and instrumentalities if not required to do so by law.

•	Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Portfolio also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Portfolio’s hedging transactions will be effective.

Speculative. To the extent that a derivative is not used as a hedge, the Portfolio is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative’s original cost.

•	Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

57

•	Management Risk. The risk that a strategy used by a Portfolio’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

•	Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

•	Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

•	Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage or asset-backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgage and other obligations are prepaid, a Portfolio may have to reinvest in securities with a lower yield. Further, with early prepayment, a Portfolio may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates resulting in an unexpected capital loss.

•	Regulatory Risk. The risk associated with Federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws.

•	Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of the outstanding securities.

•	Zero Coupon Risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically.

58

Privacy Policy

The JPMorgan Funds understand that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:

•	Consumer — an individual who applies for or obtains a financial product or service from the JPMorgan Funds for personal, family or household purposes, including individuals who don’t have a continuing relationship with the JPMorgan Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representatives, but do not invest in the JPMorgan Funds.

•	Customer — a consumer who has a continuing relationship with the JPMorgan Funds through record ownership of fund shares.

•	Nonpublic personal information — any personally identifiable financial information about a consumer that is obtained by the JPMorgan Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory listing is an example of public information.

We collect information to service your account, to protect you from fraud, and to make available products and services that may be of interest to you. We collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, on our website, or through other means;

•	Information we receive from you through transactions, correspondence and other communications with us; and

•	Information we otherwise obtain from you in connection with providing you a financial product or service.

We do not share any nonpublic personal information about our customers or former customers with anyone, except as required or permitted by law. This means we may disclose all of the information we collect, as described above, to companies who help us maintain and service accounts. For instance, we will share information with the transfer agent for the JPMorgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas, or as described in the following section.

This description of the JPMorgan Funds’ Privacy Policy is not part of the prospectus.

We also may share the information described above in Collection of Nonpublic Personal Information with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint marketing agreements. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

In general, JPMDS, as distributor for the JPMorgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

From our website, the JPMorgan Funds do not knowingly collect or use personal information from children under the age of 13 without obtaining verifiable consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

The California Financial Information Privacy Act generally prohibits us from sharing nonpublic personal information about California consumers without notice and, in some instances, consent, unless such sharing is necessary to effect, administer, or enforce transactions authorized or instructed by you. Unless you direct or authorize otherwise, we only share information with service providers, including the broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account. To the extent that your broker-dealer is also a joint marketer, we only share nonpublic personal information so that they may provide services in connection with your Fund shares.

For your protection, the JPMorgan Funds maintain security standards and procedures that we continually update to safeguard against unauthorized disclosure of information or access to information about you.

We restrict access to nonpublic personal information about you to those individuals who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

The JPMorgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.                            .com.

This description of the JPMorgan Funds’ Privacy Policy is not part of the prospectus.

If you want more information about the Portfolios, the following documents are free upon request:

Annual/Semi-Annual Reports: Additional information about the Portfolios’ investments is available in the Portfolios’ annual and semi-annual reports to shareholders. In each Portfolio’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Portfolios and is incorporated into this prospectus by reference.

How can I get more information? You can get a free copy of the semi-annual/annual reports or the SAI, request other information or discuss your questions about the Portfolios by calling 1-800-480-4111 or by writing the Portfolios at:

JPMORGAN INVESTMENT TRUST

1111 POLARIS PARKWAY, SUITE 2-G/J/L

COLUMBUS, OHIO 43271-1235

OR VISITING WWW.                                     .COM

You can also review and copy the Portfolios’ reports and the SAI at the Public Reference Room of the Securities and Exchange Commission (SEC). (For information about the SEC’s Public Reference Room call 1-202-942-8090). You can also get reports and other information about the Portfolios from the EDGAR Database on the SEC’s web site at http://www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Variable Annuity and Life Insurance Contracts: This prospectus is for use with variable insurance contracts. All questions regarding variable insurance contracts should be directed to the address or phone numbers in the prospectus or other materials that you received when you purchased your variable insurance contract.

(Investment Company Act File No. 811-7874)

STATEMENT OF ADDITIONAL INFORMATION

JPMorgan Investment Trust

JPMorgan Investment Trust Bond Portfolio (the “Bond Portfolio”)

JPMorgan Investment Trust Government Bond Portfolio (the “Government Bond Portfolio”)

JPMorgan Investment Trust Balanced Portfolio (the “Balanced Portfolio”)

JPMorgan Investment Trust Large Cap Growth Portfolio (the “Large Cap Growth Portfolio”)

JPMorgan Investment Trust Equity Index Portfolio (the “Equity Index Portfolio”)

JPMorgan Investment Trust Diversified Equity Portfolio (the “Diversified Equity Portfolio”)

JPMorgan Investment Trust Mid Cap Growth Portfolio (the “Mid Cap Growth Portfolio”)

JPMorgan Investment Trust Diversified Mid Cap Portfolio (the “Diversified Mid Cap Portfolio”)

JPMorgan Investment Trust Mid Cap Value Portfolio (the “Mid Cap Value Portfolio”)

(Each a “Portfolio,” and collectively the “Portfolios”)

May 1, 2005

This Statement of Additional Information is not a Prospectus, but supplements and should be read with the Prospectus dated May 1, 2004 for the Portfolios (the “Prospectus”). This Statement of Additional Information is incorporated in its entirety into the Prospectus. The Annual Report for the Portfolios for the fiscal year ended December 31, 2004 is incorporated by reference into this Statement of Additional Information. A copy of the Annual Report and the Prospectus are available without charge by writing to JPMorgan Investment Trust (the “Trust”) at 1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211 or by calling toll free at 1-800-480-4111.

ii

THE TRUST

JPMorgan Investment Trust (formerly called The One Group Investment Trust (the “Trust”) is an open-end management investment company. The Trust was formed as a Massachusetts business trust on June 7, 1993. The Trust consists of nine series of units of beneficial interest (“Shares”) each representing interests in one of the following separate investment portfolios:

Prior Name	New Name as of May 1, 2005
One Group Investment Trust Bond Portfolio	JPMorgan Investment Trust Bond Portfolio
One Group Investment Trust Government Bond Portfolio	JPMorgan Investment Trust Government Bond Portfolio
One Group Investment Trust Balanced Portfolio Portfolio	JPMorgan Investment Trust Balanced Portfolio
One Group Investment Trust Large Cap Growth Portfolio	JPMorgan Investment Trust Large Cap Growth Portfolio
One Group Investment Trust Equity Index Portfolio	JPMorgan Investment Trust Equity Index Portfolio
One Group Investment Trust Diversified Equity Portfolio	JPMorgan Investment Trust Diversified Equity Portfolio
One Group Investment Trust Mid Cap Growth Portfolio	JPMorgan Investment Trust Mid Cap Growth Portfolio
One Group Investment Trust Diversified Mid Cap Portfolio	JPMorgan Investment Trust Diversified Mid Cap Portfolio
One Group Investment Trust Mid Cap Value Portfolio	JPMorgan Investment Trust Mid Cap Value Portfolio

For ease of reference, this Statement of Additional Information sometimes refers to the Portfolios as the BOND PORTFOLIOS and the EQUITY PORTFOLIOS.

The Bond Portfolios include:

1.	Bond Portfolio and
2.	Government Bond Portfolio.

The Equity Portfolios include:

1.	Balanced Portfolio,
2.	Mid Cap Growth Portfolio,
3.	Large Cap Growth Portfolio,
4.	Equity Index Portfolio,
5.	Diversified Equity Portfolio,
6.	Diversified Mid Cap Portfolio, and
7.	Mid Cap Value Portfolio.

All of the Portfolios are diversified, as defined under the Investment Company Act of 1940, as amended (the “1940 Act”).

SUBSTITUTION OF JPMORGAN INVESTMENT TRUST PORTFOLIOS FOR PEGASUS VARIABLE FUNDS. On March 31, 1999, the following portfolios of the Trust were substituted for the following Pegasus Variable Funds in separate accounts maintained by Hartford Life and Annuity Insurance Company:

One Group Investment Trust Portfolio	Pegasus Variable Fund
1. Bond Portfolio	1. Bond Fund
2. Large Cap Growth Portfolio	2. Growth Fund
3. Diversified Mid Cap Portfolio	3. Mid-Cap Opportunity Fund
4. Mid Cap Value Portfolio	4. Intrinsic Value Funds
5. Diversified Equity Portfolio	5. Growth and Value Fund

With the exception of the Large Cap Growth Portfolio, the Pegasus Variable Funds are the surviving funds for accounting purposes. The Pegasus Variable Bond Fund, the Pegasus Variable Mid-Cap Opportunity Fund, the Pegasus Variable Intrinsic Value Fund, and the Pegasus Variable Growth and Value Fund are referred to as the “Predecessor Funds” in this Statement of Additional Information. Individual Predecessor Funds are identified in this Statement of Additional Information by reference to the applicable JPMorgan Investment Trust Portfolio.

Much of the information in this Statement of Additional Information expands upon subjects discussed in the Prospectus. You should not invest in the Portfolios without first reading the Prospectus.

1

INVESTMENT OBJECTIVES AND POLICIES

The following policies supplement each Portfolio’s investment objective and policies as described in the Prospectus. Additional details about each Portfolio’s investment objectives and policies are contained in Appendix B to this Statement of Additional Information and in the Prospectus under “Fund Summary: Investments, Risk & Performance,” “More About the Portfolios” and Appendix A—Investment Practices.

Additional Information on Portfolio Investments

Asset-backed Securities

Asset-backed securities include securities secured by company receivables, home equity loans, truck and auto loans, leases, or credit card receivables. Asset-backed securities also include other securities backed by other types of receivables or other assets. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

Prepayment Risks.    The issuers of asset-backed securities may be able to repay principal in advance if interest rates fall. Also, the underlying assets (for example, the underlying credit card debt) may be refinanced or paid off prior to maturity during periods of declining interest rates. If asset-backed securities are pre-paid, a Portfolio may have to reinvest the proceeds from these securities at a lower rate. In addition, potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. Under certain prepayment rate scenarios, a Portfolio may fail to recover additional amounts paid (i.e., premiums) for securities with higher interest rates, resulting in an unexpected loss.

Bank Obligations

Bank obligations include bankers’ acceptances, certificates of deposit, and time deposits. The Portfolios (other than the Government Bond Portfolio) may invest in bank obligations.

Bankers’ Acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise. These drafts are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. To be eligible for purchase by a Portfolio, a bankers’ acceptance must be guaranteed by domestic and foreign banks and savings and loan associations having, at the time of investment, total assets in excess of $1 billion (as of the date of their most recently published financial statements).

Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. To be eligible for investment, a certificate of deposit must be issued by: (i) a domestic or foreign branch of a U.S. commercial bank which is a member of the Federal Reserve System or the deposits of which are insured by the Federal Deposit Insurance Corporation, or (ii) a domestic savings and loan associations the deposits of which are insured by the Federal Deposit Insurance Corporation provided that, in each case, at the time of purchase, such institutions have total assets in excess of $1 billion (as of the date of their most recently published financial statements). Certificates of deposit may also include those issued by foreign banks outside the United States with total assets at the time of purchase in excess of the equivalent of $1 billion.

The Portfolios may also invest in Eurodollar certificates of deposit. Eurodollar certificates of deposit are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States. The Portfolios may also invest in Yankee Certificates of Deposit. Yankee Certificates of Deposits are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. The Portfolios may also invest in obligations (including bankers’ acceptances and certificates of deposit) denominated in foreign currencies (see “Foreign Investments” herein).

Time Deposits are interest-bearing non-negotiable deposits at a bank or a savings and loan association that have a specific maturity date. A time deposit earns a specific rate of interest over a definite period of time. Time deposits cannot be traded on the secondary market and those exceeding seven days and include a withdrawal penalty are considered to be illiquid. Time deposits will be maintained only at banks or savings and loan associations from which a Portfolio could purchase certificates

2

of deposit. Demand Deposits are funds deposited in a commercial bank or a savings and loan association which, without prior notice to the bank, may be withdrawn generally by negotiable draft. All of the Portfolios may utilize Demand Deposits in connection with their day-to-day operations.

Commercial Paper

Commercial paper consists of promissory notes issued by corporations. Although these notes are generally unsecured, the Portfolios may also purchase secured commercial paper. In the event of default of an issuer of secured commercial paper, a Portfolio may hold the securities and other investments that were pledged as collateral even if it does not invest in such securities or investments. In such a case, the Portfolio would take steps to dispose of such securities or investments in a commercially reasonable manner. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return. The Portfolios only purchase commercial paper that meets the following criteria:

Bond Portfolio.    The Bond Portfolio may purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”) (such as A-2 or better by Standard & Poor’s Rating Service (“S&P”), Prime-2 or better by Moody’s Investors Service, Inc. (“Moody’s”) or F2 or better by Fitch Ratings (“Fitch”), or R-2 or better by Dominion Bond Rating Service Limited (“Dominion”)) or if unrated, determined by JPMorgan Investment Advisors Inc. (“JPMorgan Investment Advisors”) to be of comparable quality.

Equity Portfolios.    The Equity Portfolios may purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one NRSRO (such as A-2 or better by S&P, Prime-2 or better by Moody’s or F2 or better by Fitch or R-2 or better by Dominion) or if unrated, determined by JPMorgan Investment Advisors to be of comparable quality.

The Portfolios may also invest in Canadian commercial paper which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation and in Europaper which is U.S. dollar denominated commercial paper of a foreign issuer.

Common Stock

Common stock represents a share of ownership in a company and usually carries voting rights and earns dividends. Unlike preferred stock, common stock dividends are not fixed but are declared at the discretion of the issuer’s board of directors.

Convertible Securities

Convertible securities are similar to both fixed income and equity securities. Convertible securities may be issued as bonds or preferred stock. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, the Portfolios base selection of convertible securities, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions. In some cases, the issuer may cause a convertible security to convert to common stock. In other situations, it may be advantageous for a Portfolio to cause the conversion of convertible securities to common stock. If a convertible security converts to common stock, a Portfolio may hold such common stock in its portfolio even if it does not invest in common stock.

Demand Features

The Bond Portfolio and the Balanced Portfolio may invest in securities that are subject to puts and standby commitments (“Demand Features”). A Demand Feature allows a Portfolio to sell securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Portfolio. The Demand Feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. The underlying securities subject to a put may be sold at any time at market rates. The Portfolios expect that they will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if advisable or necessary, a premium may be paid for put features. A premium paid will reduce the yield otherwise payable on the underlying security.

3

Under a “Stand-By Commitment,” a dealer agrees to purchase, at a Portfolio’s option, specified securities at a specified price. A Portfolio will acquire these commitments only to aid portfolio liquidity and does not intend to exercise the demand feature for trading purposes. Stand-by commitments may also be referred to as put options. Each Portfolio will generally limit its investments in stand-by commitments to 25% of its total assets.

The Portfolios engage in put transactions to maintain flexibility and liquidity, to permit them to meet redemption requests and to remain as fully invested as possible.

Exchange Traded Funds

Certain of the Portfolios may invest in Exchange Traded Funds (“ETFs”). ETFs are ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. Broad based ETFs typically track a broad group of stocks from different industries and market sectors. For example, iShares S&P 500 Index Fund and Standard and Poor’s Depository Receipts are ETFs that track the S&P 500. Sector ETFs track companies represented in related industries within a sector of the economy. For example, iShare Dow Jones U.S. Healthcare Sector Index Fund is a sector ETF that tracks the Dow Jones Healthcare sector. International ETFs track a group of stocks from a specific country. For example, iShares MSCI-Australia tracks the Morgan Stanley Capital International Index for Australia Stocks.

ETFs also may hold a portfolio of debt securities. For example, iShares Lehman 1-3 Year Treasury Bond Fund invests in a portfolio of publically issued, U.S. Treasury securities designed to track the Lehman Brothers 1-3 Year Treasury Index. Similarly, iShares GS $ Investor Corporate Bond Fund is designed to track a segment of the U.S. investment grade corporate bond market as defined by the GS $ InvesTop Index.

ETFs invest in a securities portfolio that includes substantially all of the securities (in substantially the same weights) as the securities included in the designated index. ETFs are traded on an exchange, and, in some cases may not be redeemed. The results of ETFs will not match the performance of the designated index due to reductions in the performance attributable to transaction and other expenses, including fees paid by the ETF to service providers. ETFs are subject to risks specific to the performance of a few component securities if such securities represent a highly concentrated weighting in the designated index. ETFs are eligible to receive their portion of dividends, if any, accumulated on the securities held in trust, less fees and expenses of the trust.

The investment vehicles issuing ETFs are not actively managed. Rather, the investment vehicle’s objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold at times when an actively managed trust would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if the investment vehicle was not fully invested in such securities.

Select sector ETFs and other types of ETFs continue to be developed. As new products are developed, the Portfolios may invest in them.

A Portfolio will limit its investments in any one issue of ETFs to 5% of the Portfolio’s total assets and 3% of the outstanding voting securities of the ETF issue. Moreover, a Portfolio’s investments in all ETFs will not exceed 10% of the Portfolio’s total assets, when aggregated with all other investments in investment companies.

Foreign Investments

Some of the Portfolios may invest in certain obligations or securities of foreign issuers. Possible investments include equity securities, debt securities (e.g., bonds and commercial paper) of foreign entities, and obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, Eurodollar Certificates of Deposit, Eurodollar Time Deposits, Eurodollar Bankers’ Acceptances, Canadian Time Deposits and Yankee Certificates of Deposits, and investments in Canadian Commercial Paper and Europaper. The Equity Portfolios may purchase sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). Sponsored ADRs are listed on the New York Stock Exchange; unsponsored ADRs, EDRs, and GDRs are not. Therefore, there may be less information available about the issuers of EDRs, GDRs and unsponsored ADRs than the issuers of sponsored ADRs. Unsponsored ADRs are restricted securities. EDRs and GDRs are not listed on the New York Stock Exchange. As a result, it may be difficult to obtain information about EDRs and GDRs.

4

Risk Factors of Foreign Investments

Political and Exchange Risks.    Foreign investments may subject a Portfolio to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations.

Higher Transaction Costs.    Foreign investments may entail higher custodial fees and sales commissions than domestic investments.

Accounting and Regulatory Differences.    Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those of domestic issuers of similar securities or obligations. In addition, foreign issuers are usually not subject to the same degree of regulation as domestic issuers, and their securities may trade on relatively small markets, causing their securities to experience potentially higher volatility and more limited liquidity than securities of domestic issuers. Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. In addition, foreign banks generally are not bound by the accounting, auditing, and financial reporting standards comparable to those applicable to U.S. banks.

Currency Risk.    Foreign securities are typically denominated in foreign currencies. The value of a Portfolio’s investments in securities denominated in foreign currencies will be affected by: (i) changes in currency exchange rates; (ii) the relative strength of the foreign currencies and the U.S. dollar, and (iii) exchange control regulations. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a Portfolio. The exchange rates between the U.S. dollar and other currencies are determined by the forces of supply and demand in foreign exchange markets.

Limitations on the Use of Foreign Investments.    With respect to all Portfolios other than the Government Bond Portfolio, investments in all types of foreign obligations or securities will not exceed 25% of the net assets of a Portfolio.

Futures and Options Trading

The Portfolios may enter into futures contracts, options, options on futures contracts and stock index futures contracts and options thereon for the purposes of remaining fully invested, reducing transaction costs, or managing interest rate risk.

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. Futures contracts may be issued with respect to fixed-income securities, foreign currencies, or financial indices, including indices of U.S. government securities, foreign government securities, equity securities or fixed-income securities. Futures contracts also include a new type of product—the single stock future. U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the Commodities Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. The Portfolios may use affiliated FCMs or brokerage firms to the extent permitted by the 1940 Act and the regulations issued thereunder. Through their clearing corporations, the exchanges guarantee performance of the contracts between the clearing members of the exchange. The Portfolios only invest in futures contracts to the extent they could invest in the underlying instrument directly.

Margin Requirements

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into. Initial margin deposits:

•	are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded,

5

•	may be maintained in cash or certain other liquid assets by the Portfolios’ custodian for the benefit of the FCM, and

•	are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Portfolio’s investment limitations. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, that Portfolio may be entitled to return of margin owed to such Portfolio only in proportion to the amount received by the FCM’s other customers. The Trust will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which it does business and by depositing margin payments in a segregated account with the Trust’s custodian.

SEC Segregation Requirements

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where a Portfolio has a long position in a futures contract, it may be required to establish a segregated account containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by a Portfolio, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if a Portfolio “covers” a long position.

Liquidity Impact of Margin and SEC Segregation Requirements

Although a Portfolio will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets will be available to that Portfolio immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Portfolio’s cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Portfolio’s return could be diminished due to the opportunity losses of foregoing other potential investments.

Limitations on the Use of Futures Contracts

The Portfolios are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. In addition, none of the Portfolios will enter into futures contracts to the extent that the value of the futures contracts held would exceed 25% of the respective Portfolio’s total assets.

Purpose of Utilizing Futures

A Portfolio’s primary purpose in entering into futures contracts is to protect that Portfolio from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Portfolio anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Portfolio could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Portfolio not participating in a market advance. This technique is sometimes known as an anticipatory hedge. Conversely, if a Portfolio holds stocks and seeks to protect itself from a decrease in stock prices, the Portfolio might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its Portfolio securities by a corresponding increase in the value of the futures contract position. A Portfolio could protect against a decline in stock prices by selling Portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

If a Portfolio owns Treasury bonds and the portfolio manager expects interest rates to increase, that Portfolio may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that

6

Portfolio selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of that Portfolio’s interest rate futures contract will increase, thereby keeping the net asset value of that Portfolio from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, that Portfolio may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Portfolio can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

Risk Factors in Futures Transactions

Liquidity.    Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Portfolio may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Portfolio’s access to other assets held to cover its futures positions also could be impaired.

Risk of Loss.    Futures contracts entail risks. Although the Portfolios believe that use of such contracts will benefit the Portfolios, a Portfolio’s overall performance could be worse than if such Portfolio had not entered into futures contracts if JPMorgan Investment Advisors’ investment judgment proves incorrect. For example, if a Portfolio has hedged against the effects of a possible decrease in prices of securities held in its Portfolio and prices increase instead, that Portfolio will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if a Portfolio has insufficient cash, it may have to sell securities from its Portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Portfolio.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the amount were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Portfolios will only engage in futures transactions when it is believed these risks are justified and will engage in futures transactions primarily for risk management purposes.

Correlation Risk.    The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Portfolio will not match exactly such Portfolio’s current or potential investments. A Portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests—for example, by hedging investments in Portfolio securities with a futures contract based on a broad index of securities—which involves a risk that the futures position will not correlate precisely with the performance of such Portfolio’s investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Portfolio’s investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Portfolio’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures

7

contracts. A Portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Portfolio’s other investments.

Options Contracts

The Portfolios may use options on securities or futures contracts to reduce investment risk. An option gives the buyer of the option the right (but not the obligation) to purchase a futures contract or security at a specified price (the “strike price”). The purchase price of an option is referred to as its “premium.” Options have limited life spans, usually tied to the delivery or settlement date of the underlying futures contract or security. If an option is not exercised prior to its expiration, it becomes worthless. This means the buyer has lost the premium paid, while the seller (the “writer”) has received a premium without being required to perform. Increased market volatility and relatively longer remaining life spans generally increase the value of options by increasing the probability of market swings favorable to the holder and unfavorable to the writer during the life of the option.

•	A CALL OPTION gives the buyer the right to purchase a security at a specified price (the “exercise price”) at any time until a certain date. So long as the obligation of the writer of a call option continues, the writer may be required to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer closes the transaction by repurchasing an option identical to that previously sold. To secure the writer’s obligation under a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation. A call option is “in-the-money” if the strike price is below current market levels and “out-of-the-money” if the strike price is above current market level.

•	A PUT OPTION gives the buyer the right to sell the underlying futures contract or security. The writer of a put option must purchase futures contracts or securities at a strike price if the option is exercised. A put option is “in-the-money” if the strike price is above current market levels and “out-of-the-money” if the strike price is below current market levels.

•	A COVERED OPTION is an option written by a party who owns the underlying position.

•	AN OPENING TRANSACTION is the initial purchase or sale of an option.

•	A CLOSING TRANSACTION is a transaction which effectively ends an option writer’s financial exposure to an existing option obligation. A closing transaction involves entering into an option contract that has the reverse effect of that being closed out. Such an option will be on the same security with the same exercise price and expiration date as the option contract originally opened. The premium which a Portfolio will pay in executing a closing purchase transaction may be higher (or lower) than the premium received when the option was written, depending in large part upon the relative price of the underlying security at the time of each transaction. Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security.

Purchasing Call Options

The Portfolios may purchase call options to hedge against an increase in the price of securities that the Portfolio wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Portfolio, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Portfolio might have realized had it bought the underlying security at the time it purchased the call option.

Writing (Selling) Covered Call Options

The Portfolios may write covered call options and purchase options to close out options previously written by the Portfolio. A Portfolio’s purpose in writing covered call options is to generate additional premium income. This premium income will serve to enhance a Portfolio’s total return and will reduce the effect of any price decline of the security involved

8

in the option. Generally, the Portfolios will write covered call options on securities which, in the opinion of JPMorgan Investment Advisors, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Portfolio. The Portfolios will write only covered call options. This means that a Portfolio will only write a call option on a security which a Portfolio already owns.

Portfolio securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Portfolio’s investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked options, which a Portfolio will not do), but capable of enhancing the Portfolio’s total return. When writing a covered call option, a Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline.

The security covering the call will be maintained in a segregated account of the Portfolio’s custodian. Unlike one who owns a security not subject to an option, a Portfolio has no control over when it may be required to sell the underlying security, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. Thus, the security could be “called away” at a price substantially below the fair market value of the security. Additionally, when a security is called away, the Portfolio’s turnover rate will increase, which would cause a Portfolio to incur additional brokerage expenses. If a call option which a Portfolio has written expires, a Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, a Portfolio will realize a gain or loss from the sale of the underlying security.

The Portfolios do not consider a security covered by a call to be “pledged” as that term is used in each Portfolio’s policy which limits the pledging or mortgaging of its assets. Call options written by a Portfolio will normally have expiration dates of less than nine months from the date written.

The premium received is the market value of an option. In determining whether a particular call option should be written, JPMorgan Investment Advisors will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options.

From time to time, a Portfolio may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its Portfolio. In such cases, additional costs will be incurred.

A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing transaction on a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio.

Purchasing Put Options

The Portfolios may also purchase put options to protect their portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Portfolio, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Portfolio will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by the transaction cost.

Writing (Selling) Secured Puts

The Portfolios may write secured puts. For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being “put to” the writer at the strike price of the option which may be substantially in excess of the fair market value of the security. If a secured put option expires unexercised, the writer realizes a gain in the amount of the premium.

9

Engaging in Straddles and Spreads

The Portfolios also may engage in straddles and spreads. In a straddle transaction, a Portfolio either buys a call and a put or sells a call and a put on the same security. In a spread, a Portfolio purchases and sells a call or a put. The Portfolio will sell a straddle when JPMorgan Investment Advisors believes the price of a security will be stable. The Portfolio will receive a premium on the sale of the put and the call. A spread permits the Portfolio to make a hedged investment that the price of a security will increase or decline.

Risk Factors in Options Transactions

Risk of Loss in Purchasing Transactions.    When it purchases an option, a Portfolio runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Portfolio exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Portfolio will lose part or all of its investment in the option. This contrasts with an investment by a Portfolio in the underlying securities, since the Portfolio may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities. In addition, there may be imperfect or no correlation between the changes in market value of the securities held by the Portfolios and the prices of the options.

Risk of Loss in Writing (Selling) Options.    When it writes a covered call option, a Portfolio runs the risk that it will be forced to sell a security it owns at below its market value or, alternatively, incur a loss in otherwise extinguishing its obligation under the covered call option. When it writes a secured put option, a Portfolio runs the risk that it will be required to buy a security at above its market price or, alternatively, incur a loss in otherwise extinguishing its obligation under the secured put option.

Judgment of JPMorgan Investment Advisors.    The successful use of the options strategies depends on the ability of JPMorgan Investment Advisors to assess interest rate and market movements correctly and to accurately calculate the fair price of the option. The effective use of options also depends on a Portfolio’s ability to terminate option positions at times when JPMorgan Investment Advisors deems it desirable to do so. A Portfolio will take an option position only if JPMorgan Investment Advisors believes there is a liquid secondary market for the option, however, there is no assurance that a Portfolio will be able to effect closing transactions at any particular time or at an acceptable price.

Liquidity.    If a secondary trading market in options were to become unavailable, a Portfolio could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events, such as volume in excess of trading or clearing capability, were to interrupt normal market operations. A lack of liquidity may limit a Portfolio’s ability to realize its profits or limit its losses.

Market Restrictions.    Disruptions in the markets for the securities underlying options purchased or sold by a Portfolio could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Portfolio as purchaser or writer of an option will be unable to close out its positions until option trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation (“OCC”) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Portfolio as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a Portfolio has expired, the Portfolio could lose the entire value of its option.

Foreign Investment Risks.    Special risks are presented by internationally-traded options. Because of time differences between the United States and the various foreign countries, and because different holidays are observed in different countries, foreign option markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Limitations on the use of Options

Each Portfolio will limit the writing of put and call options to 25% of its net assets. Some Portfolios may enter into over-the-counter option transactions. There will be an active over-the-counter market for such options which will establish their pricing and liquidity. The Portfolios will only enter into these option transactions with broker/dealers who have a minimum net worth of $20,000,000.

10

Government Securities

The Portfolios invest in securities issued by agencies and instrumentalities of the U.S. government. Not all securities issued by U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. A Portfolio will invest in the obligations of these agencies or instrumentalities only when JPMorgan Investment Advisors believes that the credit risk is minimal. These include mortgage-related securities.

•	Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association (“Ginnie Mae”) and the Export-Import Bank, are supported by the full faith and credit of the U.S. Treasury;

•	Others, such as the Federal National Mortgage Association (“Fannie Mae”), are supported by the right of the issuer to borrow from the Treasury;

•	Others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and

•	Still others, such as the Federal Farm Credit Banks and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) are supported only by the credit of the instrumentality.

The Bond Portfolios may invest in all types of securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac including without limitation funding notes and subordinated benchmark notes. For example, the Bond Portfolios may invest in Fannie Mae’s Subordinated Benchmark Notes® (“Fannie Mae Subordinated Notes”). The Bond Portfolios generally will only purchase Fannie Mae Subordinated Notes rated in one of the three highest rating categories or, if unrated, determined to be of comparable quality by JPMorgan Investment Advisors. Fannie Mae Subordinated Notes will be unsecured and subordinated and will rank junior in priority to all existing and future liabilities of Fannie Mae, other than those liabilities that by their terms expressly rank equal with or junior to Fannie Mae Subordinated Notes. If capital ratios fall below certain levels, Fannie Mae will cease paying (but not accruing) interest until such capital ratios are restored. Like other securities issued by Fannie Mae, Fannie Mae Subordinated Notes are not guaranteed by the U.S. government. For information on mortgage-related securities issued by certain agencies or instrumentalities of the U.S. government, see “Investment Objectives and Policies—Mortgage-Related Securities” in this Statement of Additional Information.

High Yield/High Risk Securities/Junk Bonds

The Bond Portfolio may invest up to 5% of its net assets in corporate and municipal bonds that are rated below investment grade (BB or lower by S&P and Ba or lower by Moody’s). Terms used to describe securities that are rated below investment grade include “high yield securities,” “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds” and “junk bonds.” These securities are considered to be high risk investments. The risks include the following:

Greater Risk of Loss.    These securities are regarded as predominantly speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities may be less creditworthy, highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Portfolio would experience a decrease in income and a decline in the market value of its investments. The Portfolio may also incur additional expenses in seeking recovery from the issuer.

Sensitivity to Interest Rate and Economic Changes.    The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile.

Valuation Difficulties.    It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

11

Liquidity.    There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the markets for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion or an issue of lower-rated securities at times. As a result, a Portfolio that invests in lower rated securities may be required to sell investments at substantial losses or retain them indefinitely even where an issuer’s financial condition is deteriorating.

High Yield Bond Market.    Economic downturn, continued volatility in the capital markets or an increase in interest rates could have a negative effect on the high yield securities market and on the market value of the high yield securities held by a Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

Credit Quality.    Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation.    Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on a Portfolio’s investments in lower rated securities.

High yield, high risk investments may include the following:

Straight fixed-income debt securities.    These include bonds and other debt obligations which bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities.    These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities.    These are zero-coupon debt securities which convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds.    These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.

Private Placements.    These are bonds are sold directly to a small number of investors, usually institutional, without registration under the Securities Act of 1933, as amended.

Convertible Securities.    These are bonds or preferred stocks that convert to common stock.

Preferred Stock.    These are stocks that generally pay a dividend at a specified rate and which have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments.    These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of the less developed countries (“LDCs”).

Securities issued in connection with Reorganizations and Corporate Restructurings.    In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. The Portfolio may hold such common stock and other securities even if it does not invest in such securities.

This foregoing list is not definitive. The Prospectus and this Statement of Additional Information list additional types of permissible investments.

Index Investing by the Equity Index Portfolio

The Equity Index Portfolio attempts to track the performance of the S&P 500 Index (the “Index”) to achieve a correlation between the performance of the Portfolio and that of the Index of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Portfolio’s net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Portfolio’s ability to correlate its performance with the Index, however, may be affected by, among other things, changes in

12

securities markets, the manner in which the Index is calculated by Standard & Poor’s Corporation (“S&P”) and the timing of purchases and redemptions. In the future, the Trustees of the Trust, subject to the approval of Shareholders, may select another index if such a standard of comparison is deemed to be more representative of the performance of common stocks.

S&P chooses the stocks to be included in the Index largely on a statistical basis. Inclusion of a stock in the Index in no way implies an opinion by S&P as to its attractiveness as an investment. The Index is determined, composed and calculated by S&P without regard to the Equity Index Portfolio. S&P is neither a sponsor of, nor in any way affiliated with the Equity Index Portfolio, and S&P makes no representation or warranty, expressed or implied on the advisability of investing in the Equity Index Portfolio or as to the ability of the Index to track general stock market performance, and S&P disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included in the Index. “S&P 500” is a service mark of S&P.

The weights of stocks in the Index are based on each stock’s relative total market value, i.e., market price per share times the number of Shares outstanding. Because of this weighting, approximately 50% of the Index is currently composed of the 50 largest companies in the Index, and the Index currently represents over 65% of the market value of all U.S. common stocks listed on the New York Stock Exchange. Typically, companies included in the Index are the largest and most dominant firms in their respective industries.

JPMorgan Investment Advisors generally selects stocks for the Equity Index Portfolio in the order of their weights in the Index beginning with the heaviest weighted stocks. The percentage of the Equity Index Portfolio’s assets to be invested in each stock is approximately the same as the percentage it represents in the Index. No attempt is made to manage the Equity Index Portfolio in the traditional sense using economic, financial and market analysis. The Equity Index Portfolio is managed using a computer program to determine which stocks are to be purchased and sold to replicate the Index to the extent feasible. From time to time, administrative adjustments may be made in the Portfolio because of changes in the composition of the Index, but such changes should be infrequent.

Impact of Initial Public Offerings on Smaller Portfolios

Initial public offerings (“IPOs”) and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. A smaller Portfolio may not experience similar performance as its assets grow.

Investment Company Securities

The Portfolios may invest up to 5% of their total assets in the securities of any one investment company (another mutual fund), but may not own more than 3% of the outstanding securities of any one investment company or invest more than 10% of their total assets in the securities of other investment companies. These limits do not apply to investments in other investment companies to the extent permitted by an order or rule issued by the SEC or as permitted by the 1940 Act. Other investment company securities may include securities of money market mutual funds for which JPMorgan Investment Advisors or its affiliate serves as investment adviser or administrator. Because other investment companies employ an investment adviser, such investments by the Portfolios may cause shareholders to bear duplicate fees. JPMorgan Investment Advisors or the affiliate will waive its fee attributable to Portfolio assets invested in funds advised by JPMorgan Investment Advisors or an affiliate.

Loan Participations and Assignments

Some of the Portfolios may invest in fixed and floating rate loans (“Loans”). Loans are typically arranged through private negotiations between borrowers (which may be corporate issuers or issuers of sovereign debt obligations) and one or more financial institutions (“Lenders”). Generally, the Portfolios invest in Loans by purchasing Loan Participations (“Participations”) or assignments of all or a portion of Loans (“Assignments”) from third parties.

Typically, a Portfolio will have a contractual relationship only with the Lender and not with the borrower when it purchases a Participation. In contrast, a Portfolio has direct rights against the borrower on the Loan when it purchases an Assignment. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

13

Limitations on Investments in Loan Participations and Assignments.    Loan Participations and Assignments may be illiquid. As a result, a Portfolio will invest no more than 15% of its net assets in these investments. If a government entity is a borrower on a Loan, the Portfolio will consider the government to be the issuer of a Participation or Assignment for purposes of the Portfolio’s fundamental investment policy that it will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government).

Risk Factors of Loan Participations and Assignments.    A Portfolio may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Portfolios anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Portfolio’s ability to dispose of particular Assignments or Participations when necessary to meet a Portfolio’s liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Portfolio to assign a value to those securities when valuing the Portfolio’s securities and calculating its net asset value.

Mortgage-Related Securities

MORTGAGE-BACKED SECURITIES (CMOS AND REMICS). Mortgage-backed securities include collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduits (“REMICs”). (A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”) and invests in certain mortgages principally secured by interests in real property and other permitted investments).

Mortgage-backed securities represent pools of mortgage loans assembled for sale to investors by:

•	various governmental agencies such as Ginnie Mae;

•	government-related organizations such as Fannie Mae and Freddie Mac;

•	non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. (Non-governmental mortgage securities cannot be treated as U.S. government securities for purposes of investment policies).

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue.

Ginnie Mae Securities.    Mortgage-related securities issued by Ginnie Mae include Ginnie Mae Mortgage Pass-Through Certificates which are guaranteed as to the timely payment of principal and interest by Ginnie Mae. Ginnie Mae’s guarantee is backed by the full faith and credit of the United States. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

Fannie Mae Securities.    Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae is a government-sponsored organization owned entirely by private stock-holders. Fannie Mae Certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae.

Freddie Mac Securities.    Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Mac Certificates are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac Certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

14

CMOs and guaranteed REMIC pass-through certificates (“REMIC Certificates”) issued by Fannie Mae, Freddie Mac, Ginnie Mae and private issuers are types of multiple class pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as “regular” interests or “residual” interests. The Bond Portfolio does not currently intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC Trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage pass-through certificates (the “Mortgage Assets”). The obligations of Fannie Mae, Freddie Mac or Ginnie Mae under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae, Freddie Mac or Ginnie Mae, respectively.

Ginnie Mae REMIC Certificates.    Ginnie Mae guarantees the full and timely payment of interest and principal on each class of securities (in accordance with the terms of those classes as specified in the related offering circular supplement). The Ginnie Mae guarantee is backed by the full faith and credit of the United States of America.

Fannie Mae REMIC Certificates.    Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are available.

Freddie Mac REMIC Certificates.    Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal on certain PCs referred to as “Gold PCs.”

REMIC Certificates issued by Fannie Mae, Freddie Mac and Ginnie Mae are treated as U.S. government securities for purposes of investment policies.

CMOs and REMIC Certificates provide for the redistribution of cash flow to multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. This reallocation of interest and principal results in the redistribution of prepayment risk across to different classes. This allows for the creation of bonds with more or less risk than the underlying collateral exhibits. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs and REMIC Certificates include, among others, principal only structures, interest only structures, inverse floaters, and “parallel pay” CMOs and REMIC Certificates. Certain of these structures may be more volatile than other types of CMO and REMIC structures. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be

15

applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount of principal payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes. The Z-Bonds in which the Portfolios may invest may bear the same non-credit-related risks as do other types of Z-Bonds. Z-Bonds in which the Portfolios may invest will not include residual interest.

Limitations on the use of Mortgage-Backed Securities

The Diversified Mid Cap Portfolio may invest in mortgage-backed securities issued by private issuers including Guaranteed CMOs and REMIC pass-through Securities that are rated in one of three highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by the applicable Manager to be of comparable quality.

The Government Bond Portfolio may only invest in mortgage-backed securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Balanced and Bond Portfolios may invest in mortgage-backed securities issued by private issuers including Guaranteed CMOs and REMIC pass-through securities. The Government Bond Portfolio may invest in mortgage-backed securities that are rated in one of the three highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by JPMorgan Investment Advisors to be of comparable quality. The Bond Portfolio may invest in mortgage-backed securities that are rated in one of the four highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by JPMorgan Investment Advisors to be of comparable quality.

Mortgage Dollar Rolls.    Some of the Portfolios may enter into Mortgage Dollar Rolls. In a Mortgage Dollar Roll transaction, the Portfolios sell securities for delivery in the current month and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. When a Portfolio enters into mortgage dollar rolls, the Portfolio will hold and maintain a segregated account until the settlement date. The segregated account will contain cash or liquid securities in an amount equal to the purchase price that the Portfolio is required to pay. The Portfolios benefit from a mortgage dollar roll to the extent of:

•	the difference between the price received for the securities sold and the lower price for the future purchase (often referred to as the “drop”); and

•	fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the future purchase.

Unless such benefits exceed the amount of income, capital appreciation or gains on the securities sold as part of the mortgage dollar roll, the investment performance of a Portfolio will be less than what the performance would have been without the use of mortgage dollar rolls. The benefits of mortgage dollar rolls may depend upon JPMorgan Investment Advisors’ ability to predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. The Portfolios currently intend to enter into mortgage dollar rolls that are accounted for as a financing transaction. For purposes of diversification and investment limitations, mortgage dollar rolls are considered to be mortgage-backed securities.

Stripped Mortgage Backed Securities.    Stripped Mortgage Backed Securities (“SMBS”) are derivative multi-class mortgage securities issued outside the REMIC or CMO structure. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets (“IOs”), while the other class will receive all of the principal (“POs”). Mortgage IOs receive monthly interest payments based upon a notional amount that declines over time as a result of the normal monthly amortization and unscheduled prepayments of principal on the associated mortgage POs.

In addition to the risks applicable to Mortgage-Related Securities in general, SMBS are subject to the following additional risks:

Prepayment/Interest Rate Sensitivity.    SMBS are extremely sensitive to changes in prepayments and interest rates. Even though these securities have been guaranteed by an agency or instrumentality of the U.S. government, under certain interest rate or prepayment rate scenarios, the Portfolios may lose money on investments in SMBS.

16

Interest Only SMBS.    Changes in prepayment rates can cause the return on investment in IOs to be highly volatile. Under extremely high prepayment conditions, IOs can incur significant losses.

Principal Only SMBS.    POs are bought at a discount to the ultimate principal repayment value. The rate of return on a PO will vary with prepayments, rising as prepayments increase and falling as prepayments decrease. Generally, the market value of these securities is unusually volatile in response to changes in interest rates.

Yield Characteristics.    Although SMBS may yield more than other mortgage-backed securities, their cash flow patterns are more volatile and there is a greater risk that any premium paid will not be fully recouped. JPMorgan Investment Advisors will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using certain analytical and hedging techniques.

The Bond Portfolio, the Government Bond Portfolio, and the Balanced Portfolio may invest in SMBS to enhance revenues or hedge against interest rate risk. A Portfolio may only invest in SMBS issued or guaranteed by the U.S. government, its agencies or instrumentalities. Although the market for SMBS is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Portfolios’ limitations on investments in illiquid securities.

Adjustable Rate Mortgage Loans.    The Bond Portfolio, the Government Bond Portfolio, and the Balanced Portfolio may invest in adjustable rate mortgage loans (“ARMs”). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

Adjustable interest rates can cause payment increases that some borrowers may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above a maximum rate or below a minimum rate. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any excess interest is added to the principal balance of the loan, causing negative amortization and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payment protect borrowers from unlimited interest rate and payment increases.

Certain adjustable rate mortgage loans may provide for periodic adjustments of scheduled payments in order to amortize fully the mortgage loan by its stated maturity. Other adjustable rate mortgage loans may permit their stated maturity to be extended or shortened in accordance with the portion of each payment that is applied to interest as affected by the periodic interest rate adjustments.

There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury bill rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be

17

somewhat less volatile. The degree of volatility in the market value of the Portfolio’s investments and therefore in the net asset value of the Portfolio’s Shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

In general, changes in both prepayment rates and interest rates will change the yield on Mortgage-Backed Securities. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As is the case with fixed mortgage loans, ARMs may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their ARMs to “lock-in” a lower fixed interest rate. Conversely, if prevailing interest rates rise significantly, ARMs may prepay at lower rates than if prevailing rates remain at or below those in effect at the time such ARMs were originated. As with fixed rate mortgages, there can be no certainty as to the rate of prepayments on the ARMs in either stable or changing interest rate environments. In addition, there can be no certainty as to whether increases in the principal balances of the ARMs due to the addition of deferred interest may result in a default rate higher than that on ARMs that do not provide for negative amortization. Other factors affecting prepayment of ARMs include changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgage properties and servicing decisions.

Risks Factors of Mortgage-Related Securities

Guarantor Risk.    There can be no assurance that the U.S. government would provide financial support to Fannie Mae, Freddie Mac or Ginnie Mae if necessary in the future. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

Interest Rate Sensitivity.    If a Portfolio purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security’s return to the Portfolios. In addition, regular payments received on mortgage-related securities include both interest and principal. No assurance can be given as to the return the Portfolios will receive when these amounts are reinvested.

Market Value.    The market value of a Portfolio’s adjustable rate Mortgage-Backed Securities may be adversely affected if interest rates rise faster than the rates of interest payable on these securities or by the adjustable rate mortgage loans underlying the securities. Furthermore, adjustable rate Mortgage-Backed Securities or the mortgage loans underlying these securities may contain provisions limiting the amount by which rates may be adjusted upward and downward and may limit the amount by which monthly payments may be increased or decreased to accommodate upward and downward adjustments in interest rates.

Prepayments.    Adjustable rate Mortgage-Backed Securities have less potential for capital appreciation than fixed rate Mortgage-Backed Securities because their coupon rates will decline in response to market interest rate declines. The market value of fixed rate Mortgage-Backed Securities may be adversely affected by increases in interest rates and, because of the risk of unscheduled principal prepayments, may benefit less than other fixed rate securities of similar maturity from declining interest rates. Finally, to the extent Mortgage-Backed Securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the Portfolio’s principal investment to the extent of the premium paid. On the other hand, if these securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income.

Yield Characteristics.    The yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. As with fixed rate mortgage loans, adjustable rate mortgage loans may be subject to a greater prepayment rate in a declining interest rate environment. The yields to maturity of the Mortgage-Backed Securities in which the

18

Portfolios invest will be affected by the actual rate of payment (including prepayments) of principal of the underlying mortgage loans. The mortgage loans underlying these securities generally may be prepaid at any time without penalty. In a fluctuating interest rate environment, a predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on the mortgage loans and prevailing mortgage loan interest rates (giving consideration to the cost of any refinancing). In general, if mortgage loan interest rates fall sufficiently below the interest rates on fixed rate mortgage loans underlying mortgage pass-through securities, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on the fixed rate mortgage loans underlying the mortgage pass-through securities, the rate of prepayment may be expected to decrease.

Municipal Securities

Municipal Securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as:

1.    bridges,

2.    highways,

3.    roads,

4.    schools,

5.    water and sewer works, and

6.    other utilities.

Other public purposes for which Municipal Securities may be issued include:

1.    refunding outstanding obligations,

2.    obtaining funds for general operating expenses, and

3.    obtaining funds to lend to other public institutions and facilities.

In addition, certain debt obligations known as “private activity bonds” may be issued by or on behalf of municipalities and public authorities to obtain funds to provide:

1.    water, sewage and solid waste facilities,

2.    qualified residential rental projects,

3.    certain local electric, gas and other heating or cooling facilities,

4.    qualified hazardous waste facilities,

5.    high-speed intercity rail facilities,

6.    governmentally-owned airports, docks and wharves and mass transportation facilities,

7.    qualified mortgages,

8.    student loan and redevelopment bonds, and

9.    bonds used for certain organizations exempt from Federal income taxation.

Certain debt obligations known as “industrial development bonds” under prior Federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide:

1.    privately operated housing facilities,

2.    sports facilities,

3.    industrial parks,

19

4.    convention or trade show facilities,

5.    airport, mass transit, port or parking facilities,

6.    air or water pollution control facilities,

7.    sewage or solid waste disposal facilities, and

8.    facilities for water supply.

Other private activity bonds and industrial development bonds issued to fund the construction, improvement, equipment or repair of privately-operated industrial, distribution, research, or commercial facilities may also be Municipal Securities, but the size of such issues is limited under current and prior Federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual “volume cap.” The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all governmental instrumentalities in the state.

The two principal classifications of Municipal Securities consist of “general obligation” and “limited” (or revenue) issues. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer’s general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon appropriation by the issuer’s legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds and industrial development bonds generally are revenue bonds and thus not payable from the unrestricted revenues of the issuer. The credit and quality of these bonds is generally related to the credit of the bank selected to provide the letter of credit underlying the bonds. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).

The Portfolios may also acquire “moral obligation” issues, which are normally issued by special purpose authorities, and in other tax-exempt investments including pollution control bonds and tax-exempt commercial paper. Each Portfolio that may purchase municipal securities may purchase:

1.    Short-term tax-exempt General Obligations Notes,

2.    Tax Anticipation Notes,

3.    Bond Anticipation Notes,

4.    Revenue Anticipation Notes,

5.    Project Notes, and

6.    Other forms of short-term tax-exempt loans.

Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the Federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications. Also, the yields on Municipal Securities depend upon a variety of factors, including:

•	general money market conditions,

•	coupon rate,

•	the financial condition of the issuer,

•	general conditions of the municipal bond market,

20

•	the size of a particular offering,

•	the maturity of the obligations, and

•	the rating of the issue.

The ratings of Moody’s and S&P represent their opinions as to the quality of Municipal Securities. However, ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Portfolio, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. JPMorgan Investment Advisors will consider such an event in determining whether the Portfolio should continue to hold the obligations.

Municipal Securities may include obligations of municipal housing authorities and single-family mortgage revenue bonds. Weaknesses in Federal housing subsidy programs and their administration may result in a decrease of subsidies available for payment of principal and interest on housing authority bonds. Economic developments, including fluctuations in interest rates and increasing construction and operating costs, may also adversely impact revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations. Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.

Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Municipal leases may be considered to be illiquid. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. The Board of Trustees is responsible for determining the credit quality of unrated municipal leases, on an ongoing basis, including an assessment of the likelihood that the lease will not be canceled.

Risk Factors in Municipal Securities

Tax Risk.    The Internal Revenue Code of 1986, as amended imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the United States of America. Failure by the issuer to comply after the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

Housing Authority Tax Risk.    The exclusion from gross income for Federal income tax purposes for certain housing authority bonds depends on qualification under relevant provisions of the Code and on other provisions of Federal law. These provisions of Federal law contain requirements relating to the cost and location of the residences financed with the proceeds of the single-family mortgage bonds and the income levels of tenants of the rental projects financed with the proceeds of the multi-family housing bonds. Typically, the issuers of the bonds, and other parties, including the originators and servicers of the single-family mortgages and the owners of the rental projects financed with the multi- family housing bonds, covenant to meet these requirements. However, there is no assurance that the requirements will be met. If such requirements are not met:

•	the interest on the bonds may become taxable, possibly retroactively from the date of issuance;

•	the value of the bonds may be reduced;

•	Shareholders of the Portfolios may be subject to unanticipated tax liabilities;

•	a Portfolio may be required to sell the bonds at the reduced value;

•	it may be an event of default under the applicable mortgage;

•	the holder may be permitted to accelerate payment of the bond; and

•	the issuer may be required to redeem the bond.

21

In addition, if the mortgage securing the bonds is insured by the Federal Housing Administration (“FHA”), the consent of the FHA may be required before insurance proceeds would become payable.

Information Risk.    Information about the financial condition of issuers of Municipal Securities may be less available than about corporations having a class of securities registered under the Securities Exchange Act of 1934.

State and Federal Laws.    An issuer’s obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. These laws may extend the time for payment of principal or interest, or restrict the Portfolio’s ability to collect payments due on Municipal Securities. In addition, recent amendments to some state statutes governing security interests (e.g., Revised Article 9 of the Uniform Commercial Code) change the way in which security interests and liens securing Municipal Securities are perfected. These amendments may have an adverse impact on existing Municipal Securities (particularly issues of Municipal Securities that do not have a corporate trustee who is responsible for filing UCC financing statements to continue the security interest or lien.)

Litigation and Current Developments.    The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Portfolio’s Municipal Securities in the same manner.

New Legislation.    From time to time, proposals have been introduced before Congress that would restrict or eliminate the Federal income tax exemption for interest on tax exempt bonds, and similar proposals may be introduced in the future. The Supreme Court has held that Congress has the constitutional authority to enact such legislation. It is not possible to determine what effect the adoption of these proposals could have on (i) the availability of Municipal Securities for investment by the Portfolios, and (ii) the value of the Portfolios’ investments.

Limitations on the Use of Municipal Securities

The Portfolios may invest in Municipal Securities if JPMorgan Investment Advisors determine that such Municipal Securities offer attractive yields. The Portfolios which invest in Municipal Securities may do so either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Municipal Securities, provided that, in the opinion of counsel to the initial seller of each certificate or instrument, any discount accruing on the certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Municipal Securities will to the same extent as interest on such Municipal Securities be exempt from Federal income tax and state income tax (where applicable) and not treated as a preference item for individuals for purposes of the Federal alternative minimum tax.

The Portfolios which invest in Municipal Securities may also do so by purchasing from banks participation interests in all or part of specific holdings of Municipal Securities. Such participation interests may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Portfolio in connection with the arrangement. A Portfolio will not purchase participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on Municipal Securities in which it holds such participation interest is exempt from Federal income tax and state income tax (where applicable) and not treated as a preference item for individuals for purposes of the Federal alternative minimum tax.

New Financial Products

New options and futures contracts and other financial products, and various combinations thereof, continue to be developed. These various products may be used to adjust the risk and return characteristics of each Portfolio’s investments. These various products may increase or decrease exposure to security prices, interest rates, commodity prices, or other factors that affect security values, regardless of the issuer’s credit risk. If market conditions do not perform as expected, the performance of each Portfolio would be less favorable than it would have been if these products were not used. In addition, losses may occur if counterparties involved in transactions do not perform as promised. These products may expose the Portfolio to potentially greater return as well as potentially greater risk of loss than more traditional fixed income investments.

22

PERCS*

The Equity Portfolios may invest in Preferred Equity Redemption Cumulative Stock (“PERCS”) which is a form of convertible preferred stock that actually has more of an equity component than it does fixed income characteristics. These instruments permit companies to raise capital via a surrogate for common equity. PERCS are preferred stock which convert to common stock after a specified period of time, usually three years, and are considered the equivalent of equity by the ratings agencies. Issuers pay holders a substantially higher dividend yield than that on the underlying common, and in exchange, the holder’s appreciation is capped, usually at about 30 percent. PERCS are mandatorily convertible into common stock. However, PERCS may be called at any time at an initial call price that reflects a substantial premium to the stock’s issue price. PERCS offer a higher dividend than that available on the common stock, but in exchange the investors agree to the company placing a cap on the potential price appreciation. The call price declines daily in an amount that reflects the incremental dividend that holders enjoy. PERCS are listed on an exchange where the common stock is listed.

*PERCS is a registered trademark of Morgan Stanley Co. Incorporated, which does not sponsor and is in no way affiliated with JPMorgan Investment Trust.

Preferred Stock

Preferred stock is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights. As with all equity securities, the price of preferred stock fluctuates based on changes in a company’s financial condition and on overall market and economic conditions.

Real Estate Investment Trusts (“REITs”)

Certain of the Portfolios may invest in equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which a Portfolio invests in addition to the expenses incurred directly by a Portfolio.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Other possible risks include failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

•	limited financial resources

•	infrequent or limited trading

•	more abrupt or erratic price movements than larger company securities

23

Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P Index of 500 Common Stocks.

Repurchase Agreements

Repurchase Agreements.    The Portfolios may enter into repurchase agreements with brokers, dealers or banks that meet JPMorgan Investment Advisor’s credit guidelines. A Portfolio will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if the agreement is collateralized by securities in which the Portfolio is permitted to invest. In a repurchase agreement, a Portfolio buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Portfolio is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Portfolio to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Portfolios invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Portfolios’ restrictions on purchases of illiquid securities. The Portfolios will always receive securities as collateral during the term of the agreement whose market value is at least equal to 100% of the dollar amount invested by the Portfolios in each agreement plus accrued interest. The repurchase agreements further authorize the Funds to demand additional collateral in the event that the value of the collateral falls below 100%. The Portfolios will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian.

A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Portfolio, but would only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, a Portfolio may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller’s creditors than would be the case with securities owned by the Portfolio.

Certain of the Portfolios may invest in repurchase agreements where the underlying securities are equity securities or non-governmental securities but only if the Portfolios would be permitted to invest in such securities directly. These repurchase securities are subject to additional risks.

Reverse Repurchase Agreements

The Portfolios may borrow money for temporary purposes by entering into reverse repurchase agreements. Under these agreements, a Portfolio would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. A Portfolio would enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Portfolio entered into a reverse repurchase agreement, it would establish a segregated custodial account. The Portfolio would deposit assets (such as cash or liquid securities) that have a value equal to the repurchase price (including accrued interest). The Portfolio would then monitor the account to ensure that such equivalent value was maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the price at which the Portfolio is obligated to repurchase the securities. Reverse repurchase agreements are considered by the SEC to be borrowings by a Portfolio under the 1940 Act.

Restricted Securities

Some of the Portfolios may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933 and other restricted securities. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Portfolios, that agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Portfolios through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Portfolios believe that Section 4(2) commercial paper and possibly certain other restricted

24

securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Portfolios intend, therefore, to treat restricted securities that meet the liquidity criteria established by the Board of Trustees, including Section 4(2) commercial paper and Rule 144A Securities, as determined by JPMorgan Investment Advisors, as liquid and not subject to the investment limitation applicable to illiquid securities.

The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under an SEC Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (“Rule 144A”). Rule 144A is a nonexclusive safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. Rule 144A provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. Rule 144A was expected to further enhance the liquidity of the secondary market for securities eligible for resale. The Portfolios believe that the Staff of the SEC has left the question of determining the liquidity of all restricted securities to the Trustees. The Trustees have directed JPMorgan Investment Advisors to consider the following criteria in determining the liquidity of certain restricted securities:

•	the frequency of trades and quotes for the security;

•	the number of dealers willing to purchase or sell the security and the number of other potential buyers;

•	dealer undertakings to make a market in the security; and

•	the nature of the security and the nature of the marketplace trades.

Certain Section 4(2) commercial paper programs cannot rely on Rule 144A because, among other things, they were established before the adoption of the rule. However, the Trustees may determine for purposes of the Trust’s liquidity requirements that an issue of 4(2) commercial paper is liquid if the following conditions, which are set forth in a 1994 SEC no-action letter and Guidelines adopted by the Trust’s Board of Trustees, are met:

•	The 4(2) paper must not be traded flat or in default as to principal or interest;

•	The 4(2) paper must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or if unrated, is determined by JPMorgan Investment Advisors to be of equivalent quality; and

•	JPMorgan Investment Advisors must consider the trading market for the specific security, taking into account all relevant factors, including but not limited, to whether the paper is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in that paper, or is administered by a direct issuer pursuant to a direct placement program; and

•	JPMorgan Investment Advisors shall monitor the liquidity of the 4(2) commercial paper purchased and shall report to the Board of Trustees promptly if any such securities are no longer determined to be liquid. If such determination causes a Portfolio to hold more than 15% of its net assets in illiquid securities, the Board of Trustees shall consider what action, if any, should be taken on behalf of the Trust, unless JPMorgan Investment Advisors is able to dispose of illiquid assets in an orderly manner in an amount that reduces the Portfolio’s holdings of illiquid assets to less than 15% of its net assets; and

•	JPMorgan Investment Advisors shall report to the Board of Trustees on the appropriateness of the purchase and retention of liquid restricted securities under these Guidelines no less frequently than quarterly.

Securities Lending

To generate additional income, each of the Portfolios may lend up to 33 1/3% of the Portfolio’s total assets pursuant to agreements requiring that the loan be continuously secured by collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. Collateral may include cash, securities of the U.S. government or its agencies, shares of an investment trust or mutual fund, letters of credit or any combination of such collateral. The Portfolios receive payments from the borrowers equivalent to the dividends and interest which would have been earned on the securities lent while simultaneously seeking to earn interest on the investment of cash collateral in U.S. government securities, shares of an investment trust or mutual fund, commercial paper, repurchase agreements, variable and floating rate instruments, restricted securities, asset-backed securities, and the other types of investments permitted by the applicable Portfolio’s Prospectus. Collateral is marked to market daily to provide a level of collateral at least equal to the market value plus accrued interest of the securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the

25

borrower of the securities fail financially. However, loans will only be made to borrowers deemed by JPMorgan Investment Advisors to be of good standing under guidelines established by the Trust’s Board of Trustees and when, in the judgment of JPMorgan Investment Advisors, the consideration which can be earned currently from such securities loans justifies the attendant risk. Since voting or consent rights which accompany loaned securities pass to the borrower, the Portfolios will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio’s investment in the securities which are the subject of the loan. Loans are subject to termination by the Portfolios or the borrower at any time, and therefore are not considered to be illiquid investments.

Short-term Funding Agreements

To enhance yield, some of the Portfolios may make limited investments in short-term funding agreements issued by banks and highly rated U.S. insurance companies. Short-term funding agreements issued by insurance companies are sometimes referred to as Guaranteed Investment Contracts (“GICs”), while those issued by banks are referred to as Bank Investment Contracts (“BICs”). Pursuant to these agreements, a Portfolio makes cash contributions to a deposit account at a bank or insurance company. The bank or insurance company then credits to the Portfolio on a monthly basis guaranteed interest at either a fixed, variable or floating rate. These contracts are general obligations of the issuing bank or insurance company (although they may be the obligations of an insurance company separate account) and are paid from the general assets of the issuing entity.

A Portfolio will purchase short-term funding agreements only from banks and insurance companies which, at the time of purchase, are rated in one of the three highest rating categories and have assets of $1 billion or more. Generally, there is no active secondary market in short-term funding agreements. Therefore, short-term funding agreements may be considered by the Portfolio to be illiquid investments. To the extent that a short-term funding agreement is determined to be illiquid, such agreements will be acquired by the Portfolio only if, at the time of purchase, no more than 15% of the Portfolio’s net assets will be invested in short-term funding agreements and other illiquid securities.

Structured Instruments

Structured instruments are debt securities issued by agencies of the U.S. government (such as Ginnie Mae, Fannie Mae, and Freddie Mac), banks, corporations, and other business entities whose interest and/or principal payments are indexed to certain specific foreign currency exchange rates, interest rates, or one or more other reference indices. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. Structured instruments are commonly considered to be derivatives.

The terms of structured instruments provide that their principal and/or interest payments are adjusted upwards or downwards to reflect changes in the reference index while the structured instruments are outstanding. In addition, the reference index may be used in determining when the principal is redeemed. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the reference index and the effect of changes in the reference index on principal and/or interest payments.

While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. If the value of the reference index changes in a manner other than that expected by JPMorgan Investment Advisors, principal and/or interest payments on the structured instrument may be substantially less than expected. In addition, although structured instruments may be sold in the form of a corporate debt obligation, they may not have some of the protection against counterparty default that may be available for publicly traded debt securities (i.e., the existence of a trust indenture). In that case, the risks of default associated with structured instruments may be similar to those associated with swap contracts. See “Swaps, Caps and Floors.”

The Portfolios will invest only in structured securities that are consistent with each Portfolio’s investment objective, policies and restrictions and JPMorgan Investment Advisors’ outlook on market conditions. In some cases, depending on the terms of the reference index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero; however, a Portfolio will not invest in structured instruments if the terms of the structured instrument provide that the Portfolio may be obligated to pay more than its initial investment in the structured instrument, or to repay any interest or principal that has already been collected or paid back.

26

Structured instruments that are registered under the Federal securities laws may be treated as liquid. However, many structured instruments may not be registered under the Federal securities laws. In that event, a Portfolio’s ability to resell such a structured instrument may be more limited than its ability to resell other Portfolio securities. The Portfolio will treat these instruments as illiquid, and will limit its investments in these instruments to no more than 15% of its net assets, when combined with all other illiquid investments of the Portfolio.

Swaps, Caps and Floors

The Portfolios may enter into swaps, caps, and floors (collectively, “Swap Contracts”) on various securities (such as U.S. government securities), securities indexes, interest rates, prepayment rates, foreign currencies or other financial instruments or indexes, in order to protect the value of the Portfolio from interest rate fluctuations and to hedge against fluctuations in the floating rate market in which the Portfolio’s investments are traded. The Portfolios may enter into these transactions to manage their exposure to changing interest rates and other market factors or for non-hedging purposes. Some transactions may reduce each Portfolio’s exposure to market fluctuations while others may tend to increase market exposure. Although different from options, futures and options on futures, swap contracts are used by the Portfolios for similar purposes (i.e., risk management and hedging) and therefore, expose the Portfolios to generally the same risks and opportunities as those investments.

Swap contracts typically involve an exchange of obligations by two sophisticated parties. For example, in an interest rate swap, the Portfolio may exchange with another party their respective rights to receive interest, such as an exchange of fixed rate payments for floating rate payments.

Currency swaps involve the exchange of respective rights to make or receive payments in specified currencies. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages.

Caps and floors are variations on swaps. The purchase of a cap entitles the purchaser to receive a principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. Caps and floors are similar in many respects to over-the-counter options transactions, and may involve investment risks that are similar to those associated with options transactions and options on futures contracts.

Because swap contracts are individually negotiated, they remain the obligation of the respective counterparties, and there is a risk that a counterparty will be unable to meet its obligations under a particular swap contract. If a counterparty defaults on a swap contract with a Portfolio, the Portfolio may suffer a loss. To address this risk, each Portfolio will usually enter into interest rate swaps on a net basis, which means that the two payment streams (one from the Portfolio to the counterparty, one to the Portfolio from the counterparty) are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.

Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal, except for the purposes of collateralization as discussed below. Accordingly, the risk of loss with respect to interest rate swaps entered into on a net basis would be limited to the net amount of the interest payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that a Portfolio is contractually entitled to receive. In addition, the Portfolio may incur a market value adjustment on securities held upon the early termination of the swap. To protect against losses related to counterparty default, the Portfolios may enter into swaps that require transfers of collateral for changes in market value.

In contrast, currency swaps and other types of swaps may involve the delivery of the entire principal value of one designated currency or financial instrument in exchange for the other designated currency or financial instrument. Therefore, the entire principal value of such swaps may be subject to the risk that the other party will default on its contractual delivery obligations.

In addition, because swap contracts are individually negotiated and ordinarily non-transferable, there also may be circumstances in which it would be impossible for a Portfolio to close out its obligations under the swap contract prior to its maturity. Under these circumstances, the Portfolio might be able to negotiate another swap contract with a different

27

counterparty to offset the risk associated with the first swap contract. Unless the Portfolio is able to negotiate such an offsetting swap contract, however, the Portfolio could be subject to continued adverse developments, even after Banc One Investment Advisors determines that it would be prudent to close out or offset the first swap contract.

The Portfolios will not enter into any mortgage swap, interest rate swap, cap or floor transaction unless the unsecured commercial paper, senior debt, or the claims paying ability of the other party thereto is rated in one of the top two rating categories by at least one NRSRO, or if unrated, determined by JPMorgan Investment Advisors to be of comparable quality.

The use of swaps involves investment techniques and risks different from and potentially greater than those associated with ordinary Portfolio securities transactions. If JPMorgan Investment Advisors is incorrect in its expectations of market values, interest rates, or currency exchange rates, the investment performance of the Portfolios would be less favorable than it would have been if this investment technique were not used. In addition, in certain circumstances entry into a swap contract that substantially eliminates risk of loss and the opportunity for gain in an “appreciated financial position” will accelerate gain to the Portfolios.

The Staff of the SEC is presently considering its position with respect to swaps, caps and floors as senior securities. Pending a determination by the Staff, the Portfolios will either treat swaps, caps and floors as being subject to their senior securities restrictions or will refrain from engaging in swaps, caps and floors. Once the Staff has expressed a position with respect to swaps, caps and floors, the Portfolios intend to engage in swaps, caps and floors, if at all, in a manner consistent with such position. To the extent the net amount of an interest rate or mortgage swap is held in a segregated account, consisting of cash or liquid portfolio securities, the Portfolios and JPMorgan Investment Advisors believe that swaps do not constitute senior securities under the Investment Company Act of 1940 and, accordingly, will not treat them as being subject to each Portfolio’s borrowing restrictions. The net amount of the excess, if any, of each Portfolio’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolios’ custodian. The Bond Portfolios generally will limit their investments in swaps, caps and floors to 25% of their total assets.

Treasury Receipts

The Portfolios (except the Government Bond Portfolio) may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”). Receipts, in which an entity other than the government separates the interest and principal components, are not considered government securities, unless such securities are issued through the Treasury STRIPS program.

U.S. Treasury Obligations

The Portfolios may invest in bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of those obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Coupon Under Book Entry Safekeeping (“CUBES”). The Portfolios also may invest in Inflation Indexed Treasury Obligations.

Variable and Floating Rate Instruments

Certain obligations purchased by the Portfolios may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes.

Variable Amount Master Demand Notes are demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Portfolio and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Portfolio may demand payment of principal and accrued interest. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, brokerage, investment banking and other business concerns) must satisfy the same criteria as set forth above for commercial

28

paper. JPMorgan Investment Advisors will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

The Portfolios, subject to their investment objective policies and restrictions, may acquire Variable and Floating Rate Instruments. A variable rate instrument is one whose terms provide for the adjustment of its interest rate on set dates and which, upon adjustment, can reasonably be expected to have a market value that approximates its par value.

The Portfolios may purchase Extendable Commercial Notes. Extendable Commercial Notes are variable rate notes which normally mature within a short period of time (e.g., one month), but which may be extended by the issuer for a maximum maturity of 13 months.

A floating rate instrument is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. These instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Portfolio will be determined by JPMorgan Investment Advisors under guidelines established by the Trust’s Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Portfolio’s investment policies. In making these determinations, JPMorgan Investment Advisors will consider the earning power, cash flow and other liquidity ratios of the issuers of these instruments (these issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. There may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Portfolio. The absence of an active secondary market could make it difficult for the Portfolio to dispose of the variable or floating rate instrument involved in the event the issuer of the instrument defaulted on its payment obligations, and the Portfolio could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments may be secured by bank letters of credit or other assets. A Portfolio will purchase a variable or floating rate instrument to facilitate portfolio liquidity or to permit investment of the Portfolio’s assets at a favorable rate of return.

Limitations on the Use of Variable and Floating Rate Notes.    Variable and floating rate instruments for which no readily available market exists will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceeds 15% of the Portfolio’s net assets only if these instruments are subject to a demand feature that will permit the Portfolio to receive payment of the principal within seven days after demand by the Portfolio. There is no limit on the extent to which a Portfolio may purchase demand instruments that are not illiquid. If not rated, these instruments must be found by JPMorgan Investment Advisors under guidelines established by the Trust’s Board of Trustees, to be of comparable quality to instruments that are rated high quality. A rating may be relied upon only if it is provided by a Nationally Recognized Statistical Rating Organization that is not affiliated with the issuer or guarantor of the instruments. For a description of ratings, see Appendix A.

Warrants

Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely. In some situations, it may be advantageous for a Portfolio to exercise a warrant to preserve the value of the investment. If a warrant is exercised, a Portfolio may hold common stock in its portfolio even if it does not invest in common stock.

When-issued Securities and Forward Commitments

The Portfolios may purchase securities on a “when-issued” and forward commitment basis. When a Portfolio agrees to purchase securities on this basis, the Portfolio’s custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. The Portfolios may purchase securities on a when-issued basis when deemed by JPMorgan Investment Advisors to present attractive investment opportunities. When-issued securities are purchased for delivery beyond the normal settlement date at a stated price and yield, thereby involving the risk that the yield obtained will be less than that available in the market at delivery. The Portfolios generally will not pay for these securities or earn interest on

29

them until received. Although the purchase of securities on a when-issued basis is not considered to be leveraging, it has the effect of leveraging. When JPMorgan Investment Advisors purchases a when-issued security, the custodian will set aside cash or liquid securities to satisfy the purchase commitment. In this case, a Portfolio may be required subsequently to place additional assets in the separate account to assure that the value of the account remains equal to the amount of the Portfolio’s commitment. In addition, when a Portfolio engages in “when-issued” transactions, it relies on the seller to complete the trade. Failure of the seller to do so may result in the Portfolio’s incurring a loss or missing the opportunity to obtain a price considered to be advantageous.

In a forward commitment transaction, the Portfolios contract to purchase securities for a fixed price at a future date beyond customary settlement time. The Portfolios are required to hold and maintain in a segregated account until the settlement date, cash, U.S. government securities or liquid portfolio securities in an amount sufficient to meet the purchase price. Alternatively, the Portfolios may enter into offsetting contracts for the forward sale of other securities that they own. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

Limitations on the use of when-issued securities and forward commitments.    No Portfolio intends to purchase “when-issued” securities for speculative purposes but only for the purpose of acquiring portfolio securities. Because a Portfolio will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Portfolio’s liquidity and the ability of JPMorgan Investment Advisors to manage the Portfolio might be affected in the event its commitments to purchase when-issued securities ever exceeded 40% of the value of its assets. Commitments to purchase when-issued securities will not, under normal market conditions, exceed 25% of a Portfolio’s total assets. A Portfolio may dispose of a when-issued security or forward commitment prior to settlement if JPMorgan Investment Advisors deems it appropriate to do so.

INVESTMENT RESTRICTIONS

The following investment restrictions are “fundamental policies” of each Portfolio. The investment objectives of each Portfolio (which can be found in response to the first question in each of the Risk/Return Summaries) are also “fundamental policies.” Fundamental policies cannot be changed with respect to a Portfolio without the consent of the holders of a majority of the Portfolio’s outstanding Shares. The term “majority of the outstanding Shares” means the vote of (i) 67% or more of the Portfolio’s Shares present at a meeting, if more than 50% of the outstanding Shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the Portfolio’s outstanding Shares, whichever is less.

Each Portfolio may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer or the Portfolio would own more than 10% of the outstanding voting securities of such issuer. This restriction applies to 75% of the Portfolio’s assets. With respect to the Equity Index Portfolio, no more than 10% of the Portfolio’s assets may be invested in securities issued or guaranteed by the United States, its agencies or instrumentalities. For purposes of this limitation, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a nongovernmental user, such user would be considered the issuer. Repurchase agreements held in margin deposits and segregated accounts for futures contracts are not considered securities issued or guaranteed by the United States, its agencies or instrumentalities (“Government Securities”) for purposes of the Equity Index Portfolio’s 10% limitation on investments in Government Securities.

2.  Purchase any securities which would cause more than 25% of the total assets of the Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

30

3.  Make loans, except that a Portfolio may (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in the Prospectus and in the Statement of Additional Information.

4.  Purchase securities on margin or sell securities short.

5.  Underwrite the securities of other issuers except to the extent that a Portfolio may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities.”

6.  (i) purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, or (ii) operate as a commodity pool, in each case, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

7.  Purchase participations or other direct interests in oil, gas or mineral exploration or development programs (although investments by the Portfolios in marketable securities of companies engaged in such activities are not hereby precluded).

8.  Purchase securities of other investment companies except as permitted by the Investment Company Act of 1940 and the rules and regulations thereunder.

9.  Purchase or sell real estate (however, each Portfolio may, to the extent appropriate to its investment objective, purchase securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein).

10.  Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, or the rules or regulations thereunder, as such Statute, rules or regulations may be amended from time to time, or as permitted by order or interpretation of the SEC.

The following investment restriction is non-fundamental and therefore can be changed by the Board of Trustees without prior shareholder approval.

No Portfolio may invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Portfolio’s net assets. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

The foregoing percentage applies at the time of purchase of a security. JPMorgan Investment Advisors shall report to the Board of Trustees promptly if any of a Portfolio’s investments are no longer determined to be liquid or if the market value of Portfolio assets has changed if such determination or change causes a Portfolio to hold more than 15% of its net assets in illiquid securities in order for the Board of Trustees to consider what action, if any, should be taken on behalf of the Trust, unless JPMorgan Investment Advisors is able to dispose of illiquid assets in an orderly manner in an amount that reduces the Portfolio’s holdings to less than 15% of its net assets.

Portfolio Turnover

The portfolio turnover rate for each Portfolio is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. The portfolio turnover rates for the years ended December 31, 2003 and 2004 for the following Portfolios were as follows:

Portfolio	2003	2004
Government Bond Portfolio	22.82%
Balanced Portfolio	35.61%
Large Cap Growth Portfolio	48.81%
Mid Cap Growth Portfolio	69.36%
Equity Index Portfolio	0.62%
Bond Portfolio	21.40%
Diversified Mid Cap Portfolio	78.97%
Mid Cap Value Portfolio	53.98%
Diversified Equity Portfolio	32.19%

31

Higher turnover rates will generally result in higher brokerage expenses. Portfolio turnover may vary greatly from year to year as well as within a particular year.

Additional Tax Information Concerning the Portfolios

Set forth below is a discussion of certain U.S. federal income tax consequences relating to the ownership of shares in the Portfolios by life insurance companies for the purpose of funding variable life insurance policies. This discussion does not purport to be complete or to deal with all aspects of federal income taxation. It deals only with the status of the Portfolios as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and the application of the diversification rules of Section 817(h) of the Code.

It is the policy of each Portfolio to meet the requirements necessary to qualify each year as a “regulated investment company” under Subchapter M of the Code. By following such policy, each Portfolio expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject.

In order to qualify as a regulated investment company, each Portfolio must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, and (2) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of the Portfolio’s assets is represented by cash or cash items, United States government securities, securities of other regulated investment companies, and other securities limited, with respect to any one issuer, to an amount not greater than 5% of the value of the Portfolio’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than United States government securities or the securities of other regulated investment companies) or of two or more issuers that the Portfolio controls and that are engaged in the same, similar, or related trades or businesses. These requirements may limit the range of the Portfolio’s investments. If a Portfolio qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its Income distributed to shareholders, provided the Portfolio distributes during its taxable year at least 90% of the sum of (a) its investment company taxable income (as that term is defined in the Code) and (b) the excess of (i) its tax-exempt interest income over (ii) certain deductions attributable to that income. Each Portfolio intends to make sufficient distributions to shareholders to meet this requirement.

If a Portfolio failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Portfolio would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special treatment.

For a discussion of the tax consequences to holders of variable life or annuity contracts, refer to the prospectuses or other documents you received when you purchased your variable life or variable annuity contracts. Variable life or variable annuity contracts purchased through insurance company separate accounts provide for the accumulation of all earnings from interest, dividends, and capital appreciation without current federal income tax liability for the owner. Depending on the variable annuity or variable life contract, distributions from the contract may be subject to ordinary income tax and, in addition, on distributions before age 59 1/2, a 10% penalty tax. Only the portion of a distribution attributable to income on the investment in the contract is subject to federal income tax. Investors should consult with competent tax advisors for a more complete discussion of possible tax consequences in a particular situation.

In addition to the diversification requirements applicable to all regulated investment companies discussed above, the Code imposes certain diversification standards on the underlying assets of variable life or variable annuity contracts held in the Portfolios. The Code provides that a variable annuity contract shall not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the Treasury Department, adequately diversified. Disqualification of the variable life or variable annuity contract as such would result in immediate imposition of federal income tax on variable life or variable annuity contract owners with respect to earnings allocable to the contract. This liability would generally arise prior to the receipt of payments under the contract.

A Portfolio will meet the diversification requirement if no more than 55% of the value of its assets is represented by any one investment, no more than 70% of the value of its assets is represented by any two investments, no more than 80% of the

32

value of its assets is represented by any three investments, and no more than 90% of the value of its assets is represented by any four investments. For the purposes of this rule, all securities of the same issuer, all interests in a single real estate project, and all interests in the same commodity are treated as a single investment, but each government agency or instrumentality is treated as a separate issuer. Alternatively, a Portfolio will be treated as meeting this requirement for any quarter of its taxable year if, as of the close of such quarter, the Portfolio meets the diversification requirements applicable to regulated investment companies generally (described above) and no more than 55% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, and securities of other regulated investment companies.

The Internal Revenue Service has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment described above. The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner’s control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income. A contract holder’s control of the investments of the separate accounts in this case is similar to, but different in certain respects from, those described by the IRS in rulings. For example, the Portfolios are more specific in focus than the investment strategies described in the IRS rulings in which “the ability to choose among broad investment strategies such as stocks, bonds, or money market instruments,” was held not to constitute sufficient control over individual investment decisions so as to cause ownership of such investments to be attributable to contract owners. In most, although not necessarily all circumstances, the Portfolios are not materially narrower in focus than the investment strategies described in more recent IRS rulings in which strategies, such as large company stocks, international stocks, small company stocks, mortgage-based securities, telecommunications stocks and financial services stocks, were held not to constitute sufficient control over individual investment decisions so as to cause ownership of such investments to be attributable to contract owners. The Regulations proposed by the Treasury Department in the summer of 2004 relating to § 817(h) and current published IRS guidance do not directly speak to the strategies such as those reflected in the Portfolios, described above. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of “investor control” over a separate account’s investments in funds such as the Portfolios, and such guidance could affect the treatment of the Portfolios described herein, including retroactively.

Treasury regulations provide that a variable annuity contract will be able to look through to the assets held by a Portfolio for the purpose of meeting the diversification test if the Portfolio meets certain requirements. Each Portfolio will be managed in such a manner as to comply with the diversification requirements and to allow the variable annuity contracts to be treated as owning a proportionate share of such Portfolio’s assets. It is possible that in order to comply with the diversification requirements, less desirable investment decisions may be made which would affect the investment performance of such Portfolio.

The above discussion of the federal income tax treatment of the Portfolios assumes that all the insurance company accounts holding Shares of a Portfolio are either segregated asset accounts underlying variable contracts as defined in Section 817(d) of the Code or the general account of an insurance company as defined in Section 816 of the Code. Additional tax consequences may apply to holders of variable contracts investing in a Portfolio if any of those contracts are not treated as annuity, endowment or life insurance contracts.

Under Treasury regulations, if a shareholder realizes a loss on a disposition of the Portfolio’s Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (such as an insurance company holding the separate accounts referenced in this SAI), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company, such as the separate accounts that own Shares of the Portfolios, are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not reduce the taxable income of the insurance company holding the separate accounts. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

The foregoing discussion is based on tax laws and regulations which are in effect on the date of this Statement of Additional Information. Such laws and regulations may be changed by legislative, judicial or administrative action and such changes may be retroactive.

33

In addition, the foregoing is only a summary of some of the important federal tax considerations generally affecting holders of variable life or variable annuity contracts investing in a Portfolio. No attempt is made to present herein a complete explanation of the federal income tax treatment of each Portfolio or of the holders of such variable contracts, and this discussion is not intended as a substitute for careful tax planning. Accordingly, prospective investors are urged to consult with their tax advisers with specific reference to their own tax situation, including the potential application of state, local, and (if applicable) foreign taxes.

VALUATION

Valuation of the Portfolios

Domestic equity securities listed on a U.S. or Canadian securities exchange shall be valued at the last sale price on the exchange on which the security is principally traded (the “primary exchange”) that is reported before the time when the net assets of the Portfolios are valued. Securities traded on more than one exchange shall be valued at the last sale price on the primary exchange. If there has been no sale on such primary exchange, then at the last sale price on the secondary exchange. If there has been no sale on the primary exchange or the secondary exchange on the valuation date, the security shall be valued at the mean of the latest bid and ask quotations as of the closing of the primary exchange. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price.

Generally, trading of foreign securities on most foreign markets is completed before the close in trading in U.S. markets. Additionally, trading on foreign markets may also take place on days on which the U.S. markets, and the Portfolios, are closed. The Portfolios have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Portfolios. The fair value pricing utilizes the quotations of an independent pricing service, unless JPMorgan Investment Advisors determines in accordance with procedures adopted by the Trustees, as discussed below that use of another fair valuation methodology is appropriate. To the extent that foreign equity securities are not fair valued utilizing quotations of an independent pricing service, such securities will be valued using the price of the last sale or official close of the primary exchange on which the security is purchased that is reported before the time when the net assets of the Portfolios are valued. If there has been no sale on the primary exchange on the valuation date, and the average of bid and ask quotations are less than or equal to the last sale price of local shares on the valuation date, the security shall be valued at the last sale price of the local shares. If the average of the bid and ask quotations on the primary exchange is greater than the last sale price of the local shares, the security shall be valued at the average of the closing bid and ask quotations of the foreign listed shares on the primary exchange.

For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates.

Futures, options and other derivatives are valued on the basis of available market quotations.

Securities of other open-end investment companies are valued at their respective NAVs.

Fixed income securities with a remaining maturity of 61 days or more are valued using market quotations available from and supplied daily by third party pricing services or brokers/dealers of comparable securities. It is anticipated that such pricing services and brokers/dealers will provide bid-side quotations. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their original maturity when acquired by the Fund was more than 60 days.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the general supervision and responsibility of the Trustees. The Board of Trustees has established a Valuation Committee to assist the Board in its oversight of the valuation of the Portfolios’ securities. The Portfolios’ Administrator has established a Fair Valuation Committee (“FVC”) to (1) make fair value determinations in certain pre-determined situations as outlined in the procedures approved by the Board and (2) provide recommendations to the Board’s Valuation Committee in other situations. This FVC includes senior representatives from Funds management as well as the Funds’ investment adviser. Fair value situations could include, but are not limited to: (1) a significant event that affects the

34

value of a Portfolio’s securities (e.g., news relating to natural disasters affecting an issuer’s operations or earnings announcements); (2) illiquid securities; (3) securities that may be defaulted or de-listed from an exchange and are no longer trading; or (4) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security.

ADDITIONAL INFORMATION REGARDING THE CALCULATION OF PER SHARE NET ASSET VALUE

The net asset value of each Portfolio is determined and its Shares are priced as of the times specified in the Portfolios’ Prospectus. The net asset value per Share of each Portfolio is calculated by determining the value of the interest in the securities and other assets of the Portfolio, less liabilities and dividing such amount by the number of Shares of the Portfolio outstanding.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Portfolios are sold continuously to insurance company separate accounts. The Portfolios may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the New York Stock Exchange (the “Exchange”) is restricted by applicable rules and regulations of the Securities and Exchange Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Securities and Exchange Commission has by order permitted such suspension, or (d) an emergency exists as determined by the Securities and Exchange Commission.

Dividends

All dividends are distributed to separate accounts on an annual basis and will ordinarily be automatically reinvested in Portfolio Shares unless an election is made on behalf of a separate account to receive some or all of the dividends in cash.

35

MANAGEMENT OF THE TRUST

Management Information

The names of the Trustees of the Funds, together with information regarding their year of birth, the year each Trustee became a Board member of the Trust, the year each Trustee first became a Board member of any of the Predecessor JPMorgan Funds (if applicable), principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”) or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

Name (Year of Birth); Positions With the Funds (Since)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee since 2005 Trustee of Predecessor JPMorgan Funds since 1987.	Retired; Vice President & Treasurer of Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	110	None.

Roland R. Eppley, Jr. (1932); Trustee since 2005; Trustee of Predecessor JPMorgan Funds since 1989.	Retired-President & CEO, Eastern States Bankcard (1971-1988)	110	Director, Janel Hydro, Inc. (automotive) (1993-present).

John F. Finn (1947); Trustee since 1998.	President and Chief Executive Officer of Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1975-present).	110	Director, Cardinal Health, Inc. (CAH) (1994-present).

Dr. Matthew Goldstein (1941); Trustee since 2005; Trustee of Predecessor JPMorgan Funds since 2003.	Chancellor of the City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	110	Trustee of Bronx-Lebanon Hospital Center (1992-present); Director of New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000-present); Director of Lincoln Center Institute for the Arts in Education (1999-present).

Robert J. Higgins (1945); Trustee since 2005; Trustee of Predecessor JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President-Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	110	Director of Providian Financial Corp. (banking) (2002-present).

Peter C. Marshall (1942); Trustee since 1985.	Self-employed business consultant (2002-present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000-2002); President, DCI Marketing, Inc. (1992-2000).	110	None.

Marilyn McCoy (1948); Trustee since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	110	Director, Mather LifeWays (1994-present); Director, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee since 2005; Trustee of Predecessor JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	110	Director of Radio Shack Corporation (electronics) (1987-present); Director of The National Football Foundation and College Hall of Fame (1994-present); Trustee of the Berklee College of Music (1998-present); Trustee of the Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee since 1997.	President, Carleton College (2002-present); President, Kenyon College (1995-2002).	110	Trustee, American University in Cairo.

36

Name (Year of Birth); Positions With the Funds (Since)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held Outside Fund Complex
Fergus Reid, III (1932); Trustee (Chairman) since 2005. Trustee (Chairman) of Predecessor JPMorgan Funds since 1987.	Chairman of Lumelite Corporation (plastics manufacturing) (2003-present); Chairman and CEO of Lumelite Corporation (1985-2002).	110	Trustee of Morgan Stanley Funds (209 portfolios) (1995-present).

Frederick W. Ruebeck (1939); Trustee since 1990	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000-present); Investment Officer, Wabash College (2004-present); self-employed consultant (2000-to present); Director of Investments, Eli Lilly and Company (1988-1999).	110	Director, AMS Group (2001-present); Trustee, Wabash College Indianapolis (1988-present); Trustee, Seabury-Western Theological Seminary (1993-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee since 2001 Trustee of Predecessor JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	110	None.

Interested Trustee Leonard M. Spalding, Jr.* (1935); Trustee since 2005 Trustee of Predecessor JPMorgan Funds since 1998.	Retired; Chief Executive Officer of Chase Mutual Funds (1989-1998); President & Chief Executive Officer of Vista Capital Management (investment management); Chief Investment Executive of Chase Manhattan Private Bank (investment management)	110	None.

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex which the Board of Trustees oversees includes seven registered investment companies (110 portfolios) as of the date of this SAI.

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

Each Trustee serves for an indefinite term, subject to the current retirement policy of the Trusts, which is age 73 for all Trustees, except Messrs. Reid and Eppley, for whom it is age 75. The Board of Trustee decides upon general policies and is responsible for overseeing the business affairs of the Trust.

The Funds’ executive officers (listed below) are generally employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Funds. The officers hold office until a successor has been elected and duly qualified. The Funds have no employees.

The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Funds and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

Name (Year of Birth); Positions Held with the Funds (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962); President (2004)	Managing Director, JPMIM, CEO and President of the J.P. Morgan and One Group Funds. An employee since 1986, Mr. Gatch leads the firm’s U.S. mutual fund and financial intermediary business. He was previously president and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank. Prior to working in Japan, Mr. Gatch established JPMIM’s sub-advisory and institutional mutual funds business. He has also held numerous positions throughout the firm in business management, marketing, and sales.

Robert L. Young (1963); Senior Vice President (2004)**	Chief Operating Officer, JPMorgan Funds (August 2004 to present) and One Group Mutual Funds from November 2001 until present. From October 1999 to present, Vice President and Treasurer, One Group Administrative Services, Inc., and Vice President and Treasurer, One Group Dealer Services, Inc.

Patricia A. Maleski (1960); Vice President and Chief Administrative Officer (2004)	Vice President, JPMIM; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Prior to joining J.P. Morgan Chase & Co. in 2001, Ms. Maleski was the Vice President of Finance for the Pierpont Group, Inc., a service provider to the Board of Directors/Trustees of the JPMorgan Funds.

37

Name (Year of Birth); Positions Held with the Funds (Since)	Principal Occupations During Past 5 Years

Stephanie J. Dorsey (1969); Treasurer (2004)**	Director of Mutual Fund Administration, One Group Administrative Services, since 2004; Ms. Dorsey worked for Bank One Corporation (now known as JPMorgan Chase & Co.) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Benham (1959); Secretary (2005)	Vice President and Assistant General Counsel, JPMIM since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964); Assistant Secretary (2004)**	From 2004 to present, Senior Counsel, JPMorgan Chase & Co.; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962); Assistant Secretary (2000)**	Various attorney positions for Bank One Corporation (now known as JPMorgan Chase & Co.) since 1990.

Nancy E. Fields (1949); Assistant Secretary (2000)**	From October 1999 to present, Director, Mutual Fund Administration, One Group Administrative Services, Inc. and Senior Project Manager, Mutual Funds, JPMorgan Dealer Services, Inc. From July 1999 to October 1999, Project Manager, JPMorgan, JPMorgan Investment Advisors Inc.

Avery P. Maher (1945); Assistant Secretary (2004)	Vice President and Assistant General Counsel, JPMIM since 2004; Second Vice President and Assistant Secretary of John Hancock Advisers, LLC, from 1992 to 2004.

Alaina V. Metz (1967); Assistant Secretary (1995)*	Vice President, BISYS Fund Services, Inc. since 1995.

Suzanne E. Cioffi (1967); Assistant Treasurer (2005)	Vice President, JPMIM, responsible for mutual fund financial reporting. During the past five years, Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects for JPMIM.

Christopher D. Walsh (1965); Assistant Treasurer (2004)	Vice President, JPMIM; Mr. Walsh manages all aspects of institutional and retail mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Prior to joining JPMorgan in 2000, he was a director from 1996 to 2000 of Mutual Fund Administration at Prudential Investments.

Stephen M. Ungerman (1953); Senior Vice President and Chief Compliance Officer (2004)	Vice President, JPMIM; previously, head of Fund Administration—Pooled Vehicles. Prior to joining J.P. Morgan Chase & Co. in 2000, he held a number of positions in Prudential Financial’s asset management business, including Associate General Counsel, Tax Director and Co-head of Fund Administration Department. Mr. Ungerman was also the Assistant Treasurer for all mutual funds managed by Prudential.

*	The contact address for the officer is 3435 Stelzer Road, Columbus, OH 43219.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 48271

JPMorgan Investment Advisors, the investment adviser to the Trust, is an “affiliated person” of the Trust within the meaning of that term under the 1940 Act. Certain individuals, who are also officers of the Trust and who oversee 61 Portfolios in the Fund Complex, hold or have held positions with JPMorgan Investment Advisors as follows: Nancy E. Fields served as Project Manager, One Group, from July 1999 to October 1999.

Board of Trustees

Overall responsibility for management of the Trust rests with the Board of Trustees of the Trust who were elected by the shareholders of the Trust. The 13 Trustees of the Trust are responsible for making major decisions about each Portfolio’s investment objectives and policies, but delegate the day-to-day administration of the Portfolios to the Officers of the Trust.

Standing Committees of the Board.    There are five standing committees of the Board of Trustees. The members of the Audit Committee are Messrs. Armstrong (Chair), Eppley, Finn, Higgins and Ruebeck. The purposes of the Audit Committee are to: (i) appoint and determine compensation of the Funds’ independent accountants; (ii) evaluate the independence of the Portfolio’ independent accountants; (iii) oversee of the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls; (iv) approve of non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002; (v) oversee the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds; (vi) determine the independence of the Funds’ independent accountants; and (vii) to act as a liaison between the Funds’ independent auditors and the full Board. The current Audit Committee was formed effective February 19, 2005. Prior to that time, the predecessor Audit Committee of the Trust was comprised of all of the members of the Board. The predecessor Audit Committee met four times during the fiscal year ended June 30, 2004.

38

The members of the Valuation and Compliance Committee are Ms. McCoy (Chair) and Messrs. Oden, Schonbachler and Spaulding. The primary purposes of the Valuation and Compliance Committee are to (i) assist the Board in its oversight of the valuation of the Portfolios’ securities by the manager, as well as any sub-adviser; (ii) oversee the Portfolios’ compliance with legal and regulatory and contractual requirements and the Portfolios’ compliance policies and procedures; and (iii) consider the appointment, compensation and removal of the Portfolios’ Chief Compliance Officer. In instances in which the valuation procedures of the Portfolios require Board action, but it is impracticable or impossible to hold a meeting of the entire Board, the Committee will act in lieu of the full Board. The Valuation and Compliance Committee was formed effective February 19, 2005 and did not meet during the last fiscal year.

The members of the Governance Committee are Messrs. Reid (Chair), Goldstein, Marshall and Morton, who are each Independent Trustees of the JPMorgan Funds. The duties of the Governance Committee include, but are not limited to, (i) selection and nomination of persons for election or appointment as Trustees; (ii) periodic review of the compensation payable to the non-interested Trustees; (iii) establishment of non-interested Trustee expense policies; (iv) periodic review and evaluation of the functioning of the Board and its committees; (v) selection of independent legal counsel to the non-interested trustees and legal counsel to the Portfolios; (vi) oversight of ongoing litigation affecting the Portfolios, JPMorgan Investment Advisers or the non-interested trustees; (vii) oversight of regulatory issues or deficiencies affecting a Portfolio (except financial matters considered by the Audit Committee; and (viii) oversight and review of matters with respect to service providers to the Portfolios (except the Portfolios’ auditors). When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors, (i) whether or not the person is “independent” and whether the person is other wise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the JPMorgan Funds, with consideration being given to the person’s business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate. The Governance Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluate nominees identified by the Governance Committee. The current Governance Committee was formed effective February 19, 2005 and did not meet during the last fiscal year.

Each member of the Board serves on the Investment Committee and Mr. Spalding acts as Chairperson. The Investment Committee has three sub-committees divided by asset type and different members of the Investment Committee serve on the sub-committee with respect to each asset type. For the Equity Portfolios, the sub-committee members are Messrs. Higgins (Chair), Finn and Morton and Ms. McCoy. For the Bond Portfolios, the sub-committee members are Messrs. Ruebeck (Chair), Eppley, Oden and Schonbachler. The function of the Investment Committee and its sub-committees is to assist the Board in the oversight of the investment management services provided by the Adviser to the Funds, as well as any sub-adviser to the Portfolios. The full Board may delegate to the Investment Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. The primary purpose of each sub-committee is to receive reports concerning investment management topics, concerns or exceptions with respect to particular Portfolios that the sub-committee is assigned to oversee, and to facilitates the understanding by the Committee and the Board of particular issues related to investment management of Portfolios reviewed by the sub-committee. The Investment Committees were formed effective February 19, 2005 and did not meet during the last fiscal year.

Disinterested Trustee Positions.    During 2003 and 2004, Peter C. Marshall, Marilyn McCoy, Frederick W. Ruebeck, Robert A. Oden, Jr. and John Finn were also trustees for One Group Mutual Funds, the predecessor to JPMorgan Trust II, which has          portfolios.

Ownership of Securities.    As of December 31, 2003, none of the Trustees beneficially owned any equity securities of the Trust which are held exclusively by insurance company separate accounts. Each of the Trustees has a beneficial interest in shares of the Fund Complex (which includes JPMorgan Trust II), either directly or through participation in the Fund Complex’s Deferred Compensation Plans. With respect to each Trustee, holdings were in excess of $100,000 as of December 31, 2003.

39

Approval of Investment Advisory Agreements.    The investment advisory agreement with JPMorgan Investment Advisors was formally considered by the Board of Trustees at two meetings held in May and August 2003. The Board’s consideration included detailed discussions held outside the presence of fund management and the Adviser’s personnel. In conducting its review, the Board of Trustees, all of whom are independent trustees for purposes of the Investment Company Act of 1940, were advised by independent legal counsel. A major focus of the Board’s May review was the review of detailed reports from Lipper, Inc. (“Lipper”), a leading provider of data on the mutual fund industry. These reports provided data on the levels of fee expenses and fund performance within peer groups and competitive universes selected by Lipper. A major focus of the August review was on JPMorgan Investment Advisors’ personnel policies and profitability. Over the course of the May and August meetings, the Board’s review addressed a variety of factors including: (1) the nature, quality and extent of services provided, including investment and shareholder service performance; (2) the competitiveness of the Portfolios’ fees, costs and expense ratios with those of comparable products, (3) possible economies of scale, (4) the profitability of JPMorgan Investment Advisors as compared to profitability of other investment advisors in the industry; and (5) other costs and benefits to JPMorgan Investment Advisors and its affiliates arising from the relationship with the Portfolios. In the course of discussion with respect to total expense ratios, the Board particularly reviewed duties and responsibilities specifically undertaken by JPMorgan Investment Advisors or its affiliates to limit the Portfolios’ expenses, including the extensive use of in-house attorneys. Also reviewed were past actions taken by JPMorgan Investment Advisors to waive fees in order to help control expenses. In addition to very detailed Lipper data, the Board reviewed information provided by JPMorgan Investment Advisors on staffing, investment management processes including formulation of investment strategies and the decision making process with respect to individual securities, conflicts of interest, brokerage practices and the impact of revenue sharing on JPMorgan Investment Advisors’ profitability. At the Board’s request, JPMorgan Investment Advisors also provided information on employee compensation and performance-based bonuses for portfolio management and investment research staff.

The Board very carefully reviewed JPMorgan Investment Advisors’ soft dollar brokerage arrangements. As disclosed elsewhere in this Statement of Additional Information, JPMorgan Investment Advisors has soft dollar arrangements by which brokers provide research to JPMorgan Investment Advisors in return for allocating brokerage to such brokers. The Board also considered the costs and benefits to affiliates of JPMorgan Investment Advisors such as fees received by Bank One Trust Company, N.A. with respect to securities lending. Also considered was the business reputation and financial resources of JPMorgan Investment Advisors and its ultimate corporate parent, JPMorgan Chase & Co. (JPMorgan Chase).

Based on its review, the Board of Trustees approved continuance of the Investment Advisory Agreement and determined the compensation payable under such agreement to be fair and reasonable in light of JPMorgan Investment Advisors’ services and expenses and such matters as the Trustees considered to be relevant in the exercise of their reasonable business judgment, including most particularly those identified above.

40

The Trustees of the Portfolios receive compensation for each meeting of the Board of Trustees attended. The Compensation Table below sets forth the total compensation to the Trustees from the Trust for the fiscal year ended December 31, 2004.

COMPENSATION TABLE

Name of Person, Position	Aggregate Compensation From the Portfolios(1),(2)	Pension or Retirement Benefits Accrued as Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund Complex(3)
Peter C. Marshall, Trustee
Frederick W. Ruebeck, Trustee
Robert A. Oden, Jr., Trustee
John F. Finn, Trustee
Marilyn McCoy, Trustee
Julius L. Pallone, Trustee
Donald L. Tuttle, Trustee

(1)	Figures are for the Trust’s fiscal year ended December 31, 2004. For the fiscal year ending December 31, 2004, each trustee received one fee for services to both One Group Investment Trust and One Group Mutual Funds (collectively, the “Trusts”). The fee was allocated to each Trust on the basis of relative net assets. The amount reflected relates only to the fees allocated to the One Group Investment Trust.

(2)	Pursuant to an Amended and Restated Deferred Compensation Plan for Trustees of One Group Investment Trust (the “Plan”) adopted at the February 13, 2002 Board of Trustee’s meeting, the Trustees may defer all or a part of their compensation payable by the Trust. Under the Plan, the Trustees may specify Class I Shares of one or more funds of One Group Mutual Funds to be used to measure the performance of a Trustee’s deferred compensation account. A Trustee’s deferred compensation account will be paid at such times as elected by the Trustee subject to certain mandatory payment provisions in the Plan (e.g., death of a Trustee).

(3)	For the fiscal year ended December 31, 2004, “Fund Complex” comprises the nine Portfolios of the Trust and the Funds of One Group Mutual Funds that were operational as of December 31, 2004. Compensation for the “Portfolio Complex” is for the fiscal year ended December 31, 2004. As of the fiscal year end, the Fund Complex only included One Group Mutual Funds and One Group Investment Trust. As a result, former trustees of JPMorgan Funds listed in this table are shown as having not been compensated by the Fund Complex for the fiscal year ended June 30, 2004.

Investment Advisor

Investment advisory services to each of the portfolios are provided by JPMorgan Investment Advisors. JPMorgan Investment Advisors makes the investment decisions for the assets of the Portfolios and continuously reviews, supervises and administers the Portfolios’ investment program, subject to the supervision of, and policies established by, the Trustees. The Portfolios’ Shares are not sponsored, endorsed or guaranteed by, and do not constitute obligations or deposits of any bank affiliate of JPMorgan Investment Advisors and are not insured by the FDIC or issued or guaranteed by the U.S. government or any of its agencies.

JPMorgan Investment Advisors is an indirect, wholly-owned subsidiary of JPMorgan Chase, a bank holding company incorporated in the state of Delaware. JPMorgan Chase operates banking offices in 14 states and in selected international markets. JPMorgan Chase also engages in other business related to banking and finance, including credit card and merchant processing, consumer and education finance, mortgage lending and servicing, insurance, venture capital, investment and

41

merchant banking, trust, brokerage, investment management, leasing, community development and data processing. These activities are conducted through bank subsidiaries and nonbank subsidiaries.

On July 1, 2004, Bank One Corporation, the former indirect corporate parent of JPMorgan Investment Advisors, merged into J.P. Morgan Chase & Co. (now officially known as JPMorgan Chase & Co.). On that date, JPMorgan Investment Advisors became an indirect, wholly-owned subsidiary of JPMorgan Chase. The Distributor and Administrator of the Funds are also subsidiaries of JPMorgan Chase. JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware, that was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation. JPMorgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United State and the world. The firm, through its predecessor companies, has been in business for over a century.

JPMorgan Investment Advisors represents a consolidation of the investment advisory staffs of a number of bank affiliates of JPMorgan Chase, which have considerable experience in the management of open-end management investment company portfolios, including JPMorgan Trust II (an open-end management investment company which consists of      separate Funds as of December 31, 2004, some of which have similar names as the Portfolios of the Trust and are managed similarly to such Portfolios) since 1985.

All investment advisory services are provided to the Portfolios by JPMorgan Investment Advisors pursuant to an Amended and Restated Investment Advisory Agreement dated February 17, 1999 (the “Advisory Agreement”). Unless sooner terminated, the Advisory Agreement will continue in effect until August 31, 2004, and will continue in effect as to a particular Portfolio indefinitely if such continuance is approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding Shares of such Portfolio (as defined under “ADDITIONAL INFORMATION—Miscellaneous” in this Statement of Additional Information), and a majority of the Trustees who are not parties to the respective investment advisory agreements or interested persons (as defined in the Investment Company Act of 1940) of any party to the respective investment advisory agreements by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated as to a particular Portfolio at any time on 60 days’ written notice without penalty by:

1.	the Trustees,

2.	vote of a majority of the outstanding Shares of that Portfolio, or

3.	the Portfolio’s Advisor, as the case may be.

The Advisory Agreement also terminates automatically in the event of any assignment, as defined in the Investment Company Act of 1940.

The Advisory Agreement provides that JPMorgan Investment Advisors shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties, or from reckless disregard by it of its duties and obligations under the Advisory Agreement.

JPMorgan Investment Advisors is entitled to a fee, which is calculated daily and paid monthly, at the following percentages of the average daily net assets of each Portfolio:

Name of Portfolio	Percentage
Bond Portfolio	0.60
Government Bond Portfolio	0.45
Balanced Portfolio	0.70
Mid Cap Growth Portfolio	0.65
Large Cap Growth Portfolio	0.65
Equity Index Portfolio	0.30
Diversified Equity Portfolio	0.74
Diversified Mid Cap Portfolio	0.74
Mid Cap Value Portfolio	0.74

42

JPMorgan Investment Advisors has contractually agreed to waive all or part of its fees in order to limit the Portfolios’ total operating expenses on an annual basis to not more than the following percentages of the average daily net assets of each of the Portfolios:

Name of Portfolio	Percentage
Bond Portfolio	0.75
Government Bond Portfolio	0.75
Balanced Portfolio	0.98
Mid Cap Growth Portfolio	0.98
Large Cap Growth Portfolio	0.95
Equity Index Portfolio	0.55
Diversified Equity Portfolio	0.95
Diversified Mid Cap Portfolio	0.95
Mid Cap Value Portfolio	0.95

For the fiscal years ended December 31, 2002, 2003 and 2004 the following Portfolios paid investment advisory fees as follows:

	Fiscal Year Ended December 31,
	2002		2003		2004
Portfolio	Net	Waived	Net	Waived	Net	Waived
Government Bond Portfolio	$811,805	$4,722	$951,934	$5,014
Balanced Portfolio	$1,225,472	$8,703	$1,133,150	$8,002
Mid Cap Growth Portfolio	$1,086,374	$10,057	$1,079,522	$11,542
Large Cap Growth Portfolio	$1,344,226	$10,861	$1,180,021	$15,414
Equity Index Portfolio	$282,739	$3,210	$310,599	$3,091
Bond Portfolio	$871,757	$59,957	$1,001,412	$64,146
Diversified Mid Cap Portfolio	$344,422	$11,351	$365,272	$5,172
Mid Cap Value Portfolio	$606,881	$5,190	$665,136	$9,389
Diversified Equity Portfolio	$893,982	$13,389	$996,461	$12,904

Code of Ethics

The Trust, JPMorgan Investment Advisors and JPMDS have adopted codes of ethics under Rule 17j-1 of the Investment Company Act of 1940. The Trust’s code of ethics includes policies which require “access persons” (as defined in Rule 17j-1) to: (i) place the interest of Trust shareholders first; (ii) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of his or her position with the Trust or with a Portfolio. The Trust’s code of ethics prohibits any access person from: (i) employing any device, scheme or artifice to defraud the Trust or a Portfolio; (ii) making to the Trust any untrue statement of a material fact or omit to state to the Trust or a Portfolio a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; (iii) engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Trust or a Portfolio; or (iv) engaging in any manipulative practice with respect to the Trust or a Portfolio. The Trust’s code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by a Portfolio so long as such investment transactions are not in contravention of the above noted policies and prohibitions.

The code of ethics adopted by JPMorgan Investment Advisors, requires that all employees must: (i) place the interest of the accounts which are managed by the investment adviser first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee’s position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their position. Employees of each investment adviser are also prohibited from certain mutual fund trading activity including “excessive trading” of shares of a mutual fund as such term is defined in the applicable Fund’s Prospectuses or SAI and effecting or facilitating a mutual fund transaction to engage in market timing. The investment advisers’ code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by a Fund subject to certain restrictions. However, all employees are required to preclear securities trades (except for certain types of securities such as non-proprietary mutual fund shares and U.S. government securities).

43

JPMDS’s code of ethics requires that all employees of JPMDS must: (i) place the interest of the accounts which are managed by affiliates of JPMDS first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee’s position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of JPMDS are also prohibited from certain mutual fund trading activity including “excessive trading” of shares of a mutual fund as such term is defined in the applicable Fund’s Prospectuses or SAI or effecting or facilitating a mutual fund transaction to engage in market timing. JPMDS’s code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Funds subject to the policies and restrictions in such code of ethics.

Portfolio Transactions

Pursuant to the Advisory Agreement, JPMorgan Investment Advisors determines, subject to the general supervision of the Board of Trustees of the Portfolios and in accordance with each Portfolio’s investment objective and restrictions, which securities are to be purchased and sold by each such Portfolio and which brokers are to be eligible to execute its portfolio transactions. Purchases and sales of portfolio securities with respect to the Bond Portfolios usually are principal transactions in which portfolio securities are purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges (other than certain foreign stock exchanges) involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Portfolios, where possible, will deal directly with the dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere. While JPMorgan Investment Advisors generally seeks competitive spreads or commissions, the Portfolios may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

During each of the past three fiscal years, the brokerage commissions paid by the Portfolios were as follows:

	Aggregate Brokerage Commissions
Portfolio	2002	2003	2004
Balanced Portfolio	$70,596	$117,659
Large Cap Growth Portfolio	$448,370	$310,884
Equity Index Portfolio	$16,060	$9,533
Diversified Equity Portfolio	$89,609	$171,507
Mid Cap Growth Portfolio	$263,554	$414,042
Diversified Mid Cap Portfolio	$45,413	$168,539
Mid Cap Value Portfolio	$292,814	$240,468

As of December 31, 2004, the following Portfolios held investments in securities of their regular broker-dealers as follows:

Portfolio	Security	Shares or Principal Amount	Value
Bond Portfolio

Balanced Portfolio

44

Portfolio	Security	Shares or Principal Amount	Value

Large Cap Growth Portfolio
Equity Index Portfolio

Diversified Equity Portfolio

Mid Cap Growth

Allocation of transactions, including their frequency, to various broker-dealers is determined by JPMorgan Investment Advisors, with respect to the Portfolios, based on its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, in selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, JPMorgan Investment Advisors is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”)) provided to the Portfolios and/or other accounts JPMorgan Investment Advisors or its affiliates exercise investment discretion. JPMorgan Investment Advisors may cause a Portfolio to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that JPMorgan Investment Advisors determines in good faith that such commission is reasonable in relation the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of JPMorgan Investment Advisors to the Portfolios. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. Shareholders of the Portfolios should understand that the services provided by such brokers may be useful to JPMorgan Investment Advisors in connection with its services to other clients.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by JPMorgan Investment Advisors and does not reduce the advisory fees payable to JPMorgan Investment Advisors by the Portfolios. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Portfolio may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

In an effort to minimize the potential conflicts of interest that arise with the types of “soft-dollar” transactions described above:

•	JPMorgan Investment Advisors will not enter into any new soft-dollar arrangements whereby a broker is paying for services; and

•	All soft-dollar arrangements that were in existence as of December 31, 2003 whereby a broker is paying for services will terminate as they are fulfilled and will not be renewed by JPMorgan Investment Advisors.

While JPMorgan Investment Advisors is in the process of terminating soft dollar arrangements for research services (such as Bloomberg or Factset), JPMorgan Investment Advisors will continue to have some soft-dollar arrangements for broker research. Total elimination of soft dollar arrangements is presently impeded by the fact that many brokers do not assign a hard

45

dollar value to the research they provide, but rather bundle the cost of such research into their commission structure. It is noted in this regard that some research that is available only under a bundled commission structure is particularly important to the investment process. This being the case, JPMorgan Investment Advisors will continue to have some soft dollar arrangements in place. Such arrangements will be limited to research and will be consistent with best execution.

In the last fiscal year, JPMorgan Investment Advisors paid brokerage commissions to brokers who provided research services to JPMorgan Investment Advisors. For the fiscal year ended December 31, 2004, total compensation paid to such brokers amounted to $                        .

The Trust will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with its investment advisor or its affiliates except as may be permitted under the 1940 Act, and will not give preference to correspondents of JPMorgan Chase subsidiary banks with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

During the last fiscal year, JPMorgan Investment Advisors utilized JPMorgan Securities, Inc. (“JPMSI”) to execute portfolio transactions for the Funds.

The SEC has granted 20 exemptive order permitting the Portfolios to engage in certain principal transactions with JPMSI, now an affiliated broker. The first order permits each Portfolio to deal with JPMSI as principal in the purchase and sale of taxable money market instruments (including commercial paper, bankers acceptances and medium term notes) and repurchase agreements. The order is subject to certain conditions. An affiliated person of a Portfolio may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions.

Administrator

Effective January 1, 2000, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) 1111 Polaris Parkway, Columbus, Ohio 43240 began serving as administrator for the Trust (“JPMorgan Funds Management” or the “Administrator”). JPMorgan Funds Management is an affiliate of JPMorgan Investment Advisors, the advisor of the Trust, and an indirect wholly-owned subsidiary of JPMorgan Chase.

The Administrator assists in supervising all operations of each Portfolio to which it serves (other than those performed under the Advisory Agreement, the Custodian Agreement and the Transfer Agency Agreement for that Portfolio). Under the Administration Agreement, the Administrator has agreed to maintain the necessary office space for the Portfolios, to price the Portfolio securities of each Portfolio it serves and compute the net asset value and net income of the Portfolios on a daily basis, to maintain each Portfolio’s financial accounts and records, and to furnish certain other services required by the Portfolios with respect to each Portfolio. The Administrator prepares annual and semi-annual reports to the Securities and Exchange Commission, prepares federal and state tax returns, and generally assists in all aspects of the Trust’s operations other than those performed under the Advisory Agreement, the Custodian Agreement and the Transfer Agency Agreement. Under the Administration Agreement, the Administrator may, at its expense, subcontract with any entity or person concerning the provision of services under the Administration Agreement.

Unless sooner terminated, the Administration Agreement between the Trust and JPMorgan Funds Management will continue in effect through October 31, 2005. The Administration Agreement thereafter shall be renewed automatically for successive one year terms, unless written notice not to renew is given by the non-renewing party to the other party at least sixty days prior to the expiration of the then-current term. The Administration Agreement may be terminated with respect to the Trust only upon mutual agreement of the parties to the Administration Agreement and for cause (as defined in the Administration Agreement) by the party alleging cause, on not less than sixty days’ notice by the Board of Trustees or by JPMorgan Funds Management.

The Administrator is entitled to a fee for its services, which is calculated daily and paid monthly, at the annual rates specified below:

For all Portfolios except the Equity Index Portfolio:

•	.18% on the first $250 million in Trust assets (except for the Equity Index Portfolio)

•	.14% on Trust assets in excess of $250 million (other than assets in the Equity Index Portfolio)

46

For the Equity Index Portfolio:

•	.14% on Equity Index Portfolio assets.

For the fiscal years ended December 31, 2002, 2003 and 2004 the following Portfolios paid administration fees to JPMorgan Funds Management, Inc. as follows:

	Fiscal Year Ended December 31,
	2002		2003		2004
	Net	Waived	Net	Waived	Net	Waived
Government Bond Portfolio	$266,988	$2,951	$312,964	$3,131
Balanced Portfolio	$257,741	$4,387	$238,234	$4,031
Mid Cap Growth Portfolio	$245,779	$5,069	$243,573	$5,814
Large Cap Growth Portfolio	$304,746	$5,475	$265,534	$7,762
Equity Index Portfolio	$131,824	$1,618	$144,831	$1,557
Bond Portfolio	$227,500	$3,482	$257,404	$6,537
Diversified Equity Portfolio	$175,602	$6,749	$196,163	$6,499
Diversified Mid Cap Portfolio	$68,932	$2,553	$71,771	$2,605
Mid Cap Value Portfolio	$120,367	$2,616	$130,688	$4,728

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

Distributor

Effective May 1, 2005, JPMorgan Distribution Services, Inc. (formerly known as One Group Dealer Services, Inc.), 1111 Polaris Parkway, Columbus, Ohio (“JPMDS” or the “DISTRIBUTOR”), began serving as distributor to each Portfolio of the Trust pursuant to a Distribution Agreement dated as of May 1, 2005. JPMDS is an affiliate of JPMorgan Investment Advisors and a direct, wholly-owned subsidiary of JPMorgan Chase.

JPMDS is a broker-dealer registered with the SEC, and is a member of the National Association of Securities Dealers. Unless otherwise terminated, the Distribution Agreement will continue in effect until October 31, 2005 and will continue thereafter for successive one-year terms if approved at least annually by: (a) the vote of a majority of those members of the Trust’s Board of Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) the vote of the Trust’s Board of Trustees or the vote of a majority of the outstanding voting securities of such Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days prior written notice, by the Trust’s Board of Trustees, by vote of majority of the outstanding voting securities of the Trust or by the Distributor. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act.

Custodian and Transfer Agent

Custodian

Pursuant to the Global Custody Agreement dated February 19, 2005, with JPMorgan Chase Bank, N.A., 4 Chase MetroTech Center, Brooklyn, NY 11245, the JPMorgan Chase Bank, N.A. serves as the Custodian for each portfolio and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank, N.A. is an affiliate of the Investment Advisers.

For custody services, each Portfolio pays to JPMorgan Chase Bank, N.A. safekeeping fees of between 0.001% and 0.60% of the value of the asset held by the custodian (depending on the domicile in which the asset is held), calculated monthly in arrears, and fees between $7.00 and $150 for securities trades (depending on the domicile in which the trade is settled). JPMorgan Chase Bank, N.A. is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

47

Prior to October 18, 2004 for the Equity Portfolios (expect the Balanced Portfolio) and December 6, 2004 for the remaining Portfolios, State Street Bank and Trust Company was the custodian for the portfolios.

Use of Depositories.    Rules adopted under the Investment Company Act of 1940 permit the Portfolios to maintain their securities and cash in the custody of certain eligible banks and securities depositories.

Transfer Agent.    BFDS, serves as Transfer Agent for each Portfolio pursuant to a Transfer Agency and Service Agreement with the Trust (the “Transfer Agency Agreement”). Under the Transfer Agency Agreement, BFDS has agreed to perform the customary services of a transfer agent and dividend disbursing agent including issuing and redeeming Shares of the Portfolios, maintaining shareholder accounts, and preparing and mailing account statements and activity statements to shareholders. Prior to February 19, 2005, State Street Bank & Trust Company served as each Portfolio’s transfer and dividend disbursing agent.

Securities Lending Subcustodian and Agent

On August 12, 2004, the Board of Trustees approved the appointment of JPMorgan Chase Bank as securities lending agent for the Trust concurrent with the appointment of JPMorgan Chase Bank as custodian. The appointment of JPMorgan Chase Bank as securities lending agent took effect with respect to the Equity Portfolios (except the Balanced Portfolio) on October 18, 2004 and is scheduled to take effect with respect to the remaining Portfolios on December 6, 2004. For the securities lending services it performs, JPMorgan Chase Bank is entitled to a fee from the Trust, which is calculated on an annual basis and accrued daily, equal to .06% for all domestic loans and .1142% for all international loans. JPMorgan Chase Bank has temporarily reduced fees on a voluntary basis to .05% for domestic loans and .10% for international loans. The purpose of these fees is to cover the ministerial costs of securities lending activities including securities movement, settlement of trades involving cash received as collateral, custody of collateral and marking to market loans.

Experts

Independent Registered Public Accounting Firm.    The financial statements for the fiscal year ended December 31, 2004 have been audited by PricewaterhouseCoopers LLP, 1 North Wacker Drive, Chicago, Illinois 60601, independent registered public accounting firm to the Trust, as indicated in their reports with respect thereto, and are incorporated herein by reference, in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports.

The financial statements for the Predecessor Funds for the fiscal year ended December 31, 1998 have been audited by the predecessor auditors for such Predecessor Funds.

Fund Counsel.     The law firm of Ropes & Gray LLP (“Ropes & Gray”), One Metro Center, 700 12th Street, N.W., Suite 900, Washington, D.C. 20005-3948 is counsel to the Trust. Ropes & Gray has not represented JPMorgan Investment Advisors, JPMorgan Distribution Services, Inc., or JPMorgan Funds Management, Inc. during the last two fiscal years. The disinterested trustees have determined that any representation by Ropes & Gray of any other subsidiaries or affiliates of JPMorgan Chase was sufficiently limited that it was unlikely to adversely affect Ropes & Gray’s professional judgement.

48

PORTFOLIO MANAGERS

Other Accounts Managed (As of December 31, 2004)

The following tables show information regarding other accounts managed by each lead portfolio manager as of December 31, 2004

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Bond Portfolio
Douglas Swanson

Government Bond Portfolio
Michael Sais

Balanced Portfolio
Scott Grimshaw
Anne Lester

Large Cap Growth Portfolio
Marc Baylin
Giri Devulapally

Equity Index Portfolio
Bala Iyer

Diversified Equity Portfolio
Susan Bao
Helge Skibeli

Mid Cap Growth Portfolio
Christopher Mark Vyvyan Jones
Timothy Parton

Diversified Mid Cap Portfolio
Silvio Tarca

Mid Cap Value Portfolio
Jonathan Kendrew Llewelyn Simon
Lawrence E. Playford

49

Performance Based Fee Advisory Accounts

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Bond Portfolio
Douglas Swanson

Government Bond Portfolio
Michael Sais

Balanced Portfolio
Scott Grimshaw
Anne Lester

Large Cap Growth Portfolio
Marc Baylin
Giri Devulapally

Equity Index Portfolio
Bala Iyer

Diversified Equity Portfolio
Susan Bao
Helge Skibeli

Mid Cap Growth Portfolio
Christopher Mark Vyvyan Jones
Timothy Parton

Diversified Mid Cap Portfolio
Silvio Tarca

Mid Cap Value Portfolio
Jonathan Kendrew Llewelyn Simon
Lawrence E. Playford

Potential Conflicts of Interests

As shown in the above table, the portfolio managers may manage accounts in addition to the identified registered investment companies. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as a portfolio (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

JPMorgan Investment Advisors or an affiliate (collectively, the “Adviser”) may receive more compensation with respect to certain Similar Accounts than that received with respect to a portfolio or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Adviser or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Adviser could be viewed as having a conflict of interest to the extent that the Adviser has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the Adviser’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Adviser may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of

50

very limited availability. The Adviser may be perceived as causing accounts it manages to participate in an offering to increase the Adviser’s overall allocation of securities in that offering, A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Adviser manages accounts that engage in short sales of securities of the type in which a portfolio invests, the Adviser could be seen as harming the performance of the a portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

The Adviser has policies and procedures designed to manage these conflicts described above, such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with the Adviser’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the Adviser may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser attempts to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser so that fair and equitable allocation will occur over time.

Portfolio Manager Compensation

The portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock, and in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the Adviser’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. Each portfolio manager’s performance with respect to the mutual funds he or she manages is evaluated relative to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

Stock awards are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock, also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

51

Ownership of Securities

The following table indicates the dollar range of securities of each portfolio beneficially owned by each portfolio’s portfolio managers as of December 31, 2004, the Funds’ most recent fiscal year end.

Aggregate Dollar Range of Securities in Fund

	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Bond Portfolio
Douglas Swanson

Government Bond Portfolio
Michael Sais

Balanced Portfolio
Scott Grimshaw
Anne Lester

Large Cap Growth Portfolio
Marc Baylin
Giri Devulapally

Equity Index Portfolio
Bala Iyer

Diversified Equity Portfolio
Susan Bao
Helge Skibeli

Mid Cap Growth Portfolio
Christopher Mark Vyvyan Jones
Timothy Parton

Diversified Mid Cap Portfolio
Silvio Tarca

Mid Cap Value Portfolio
Jonathan Kendrew Llewelyn Simon
Lawrence E. Playford

ADDITIONAL INFORMATION

Proxy Voting Policies and Procedures

The Board of Trustees of the Trust has delegated to JPMorgan Investment Advisors, proxy voting authority with respect to each Portfolio’s portfolio securities. JPMorgan Investment Advisors has adopted detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (the “Guidelines”) for voting proxies on specific types of issues. The Procedures and Guidelines are attached to this Statement of Additional Information as Appendix C.

JPMorgan Investment Advisors and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located in each region of globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMorgan Investment Advisors will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMorgan Investment Advisors and its affiliated advisors have encountered globally, based on many years of collective investment management experience.

52

To oversee and monitor the proxy-voting process, JPMorgan Investment Advisors has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. (“ISS”) in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Portfolio on the one hand, and JPMorgan Investment Advisors, or an affiliate of JPMorgan Investment Advisors, on the other hand) and ensure that the proxy vote is cast in the best interests of the Portfolio. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMorgan Investment Advisors will vote the proxy. In addressing any material conflict, JPMorgan Investment Advisors may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain JPMorgan Investment Advisors personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner or deferring the vote to ISS, which will vote in accordance with its own recommendation.

Description of Shares

The Trust is a Massachusetts business trust. The Trust’s Declaration of Trust was filed with the Secretary of State of the Commonwealth of Massachusetts on June 7, 1993 and amended and restated as of May 1, 2005 and authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest, without par value. The Trust’s Declaration of Trust authorizes the Board of Trustees to establish one or more series of Shares of the Trust. The Trust presently includes nine series of Shares which represent interests in the following Portfolios:

1.	Bond Portfolio
2.	Government Bond Portfolio
3.	Balanced Portfolio
4.	Mid Cap Growth Portfolio
5.	Large Cap Growth Portfolio
6.	Equity Index Portfolio
7.	Diversified Equity Portfolio
8.	Diversified Mid Cap Portfolio
9.	Mid Cap Value Portfolio

The Declaration of Trust may not be amended without the affirmative vote of a majority of the outstanding Shares of the Trust, except that the Trustees may amend the Declaration of the Trust without the vote or consent of shareholders to:

(1)	designate series of the Trust;

(2)	change the name of the Trust; or

(3)	supply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision or to conform the Declaration of Trust to the requirements of applicable federal and state laws or regulations if they deem it necessary.

Shares are fully paid and non-assessable, except as set forth below. When a majority is required, it means the lesser of 67% or more of the Shares present at a meeting when the holders of more than 50% of the outstanding Shares are present or represented by proxy, or more than 50% of the outstanding Shares. Shares have no subscription or preemptive rights and only those conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as

53

described in the Prospectus and this Statement of Additional Information, the Trust’s Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, Shares of a Portfolio are entitled to receive the assets available for distribution belonging to the Portfolio, and a proportionate distribution, based upon the relative asset values of the respective Portfolios, of any general assets not belonging to any particular Portfolio which are available for distribution.

Rule 18f-2 under the Investment Company Act of 1940 provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company, such as the Trust, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Portfolio affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Portfolio is required in connection with a matter, a Portfolio is deemed to be affected by a matter unless it is clear that the interests of each Portfolio in the matter are identical, or that the matter does not affect any interest of the Portfolio. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Portfolio only if approved by a majority of the outstanding Shares of the Portfolio. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

The Trust may suspend the right of redemption only under the following unusual circumstances:

(i)	when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

(ii)	when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

(iii)	during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of shareholders.

Shareholder and Trustee Liability

Under Massachusetts law, holders of units of beneficial interest in a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. However, the Trust’s Declaration of Trust provides that shareholders shall not be subject to any personal liability for the obligations of the Trust, and that every written agreement, obligation, instrument, or undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally bound thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

The Declaration of Trust states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the trust or the conduct of the Trust’s business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

Shareholders

All Shares of the Portfolios will be purchased by insurance company separate accounts to fund variable annuity and variable life insurance contracts (“Insurance Contracts”). For information concerning the purchase and redemption of Shares by Separate Accounts, you should refer to the prospectus or other documents that you received when you purchased your variable life or variable insurance contract.

As of April     , 2005, the Trust believes that no contract owner owned beneficially more than 25% of the outstanding Shares of any Portfolio of the Trust.

54

5% SHAREHOLDERS

In addition, as of April     , 2005, the following persons were the owners of more than 5% of the outstanding Shares of the following Portfolios:

Name and Address	Portfolio	Percent Ownership	Type of Ownership
Nationwide Life & Annuity Insurance NWVA-C c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029 (“Nationwide Life & Annuity Ins.”)

American General Annuity Ins. Co A.G. Separate Account A 205 E. 10th Amarillo, TX 79101-3507 (“American General Annuity Ins.”)

Nationwide Life & Annuity Ins.

Hartford Life & Annuity Separate Account Six c/o David Ten Broeck C-4 200 Hopmeadow St. Weatogue CT 06089-9793 (“Hartford Life & Annuity”)

American General Annuity Ins.

Nationwide Life & Annuity Ins.

Hartford Life & Annuity

American General Annuity Ins.

Transamerica Life Insurance Co Retirement Builder V.A. ACCT 4333 Edgewood Road N.E. Cedar Rapids, IA 52499-0001 (Transamerica Life Ins.)

Nationwide Life & Annuity Ins.

Hartford Life & Annuity

American General Annuity Ins.

Transamerica Life Ins.

Nationwide Life & Annuity Ins.

American General Annuity Ins.

Nationwide Life & Annuity Ins.

55

Name and Address	Portfolio	Percent Ownership	Type of Ownership

American General Annuity Ins.

Nationwide Life & Annuity Ins.

American General Annuity Ins.

Hartford Life & Annuity

Nationwide Life & Annuity Ins.

American General Annuity Ins.

The Prudential Insurance Company Of America Sep Acct VCA-GI-ONEGROUP-MCG 290 W Mount Pleasant Ave Livingston, NJ 07039-2747 (“The Prudential Ins. Co of America”)

Nationwide Life & Annuity Ins.

American General Annuity Ins.

Hartford Life & Annuity

As of April     , 2005, the Trust believes that the trustees and officers of the Trust, as a group, owned less than 1% of the shares of any Portfolio of the Trust.

Administrative Services Plan and Cash Compensation to Service Organizations

On November 17, 1999, a majority of the disinterested Trustees of the Trust approved an Administrative Services Plan (the “Plan”) and authorized any officer of the Trust to execute and deliver, in the name and on behalf of the Portfolios, written agreements in substantially the form presented to the Board of Trustees of the Trust (“Servicing Agreements”) with insurance companies and other entities which are shareholders of record or which have a servicing relationship (“Service Organization”) with the beneficial owners of a class of a Portfolio’s shares of beneficial interest (“Shares”). Such Servicing Agreements must provide that the Service Organizations are required to provide administrative support services to their customers who own Shares of record or beneficially. In consideration for providing such services, a Service Organization will receive a fee, computed daily and paid monthly, of up to the annual rate of 0.25% of the average daily net assets of the Portfolio owned beneficially by its customers. Any bank, trust company, thrift institution, broker-dealer, insurance company or other financial institution is eligible to become a Service Organization and to receive fees under the Plan. All expenses incurred by a Portfolio with respect to its Shares in connection with the Servicing Agreements and the implementation of the Plan shall be borne entirely by the holders of Shares of that Portfolio.

The Plan further provides that the Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Unless sooner terminated, the Plan shall continue automatically for successive annual periods through November 30 of each year, provided such continuance is approved at least annually by a majority of the Board of Trustees, including a majority of the Disinterested Trustees.

For the fiscal year ended December 31, 2004, certain Portfolios of the Trust paid a servicing fee of 0.25% of the average daily net assets of the Portfolio owned by Nationwide Life and Annuity Insurance Company’s and Nationwide Life Insurance Company’s (“Nationwide”) customers pursuant to Servicing Agreements dated September 1, 2002 between Nationwide and the Trust (the “Nationwide Service Agreements”). The following table identifies the Portfolios that paid Nationwide

56

Investment Services Corp. for Nationwide under the Nationwide Servicing Agreement and the total dollar amounts paid by each such Portfolio for the fiscal year ended December 31, 2004.

Name of Portfolio	Dollar Amount of Servicing Fees
Mid Cap Growth Portfolio
Mid Cap Value Portfolio

Occasionally, JPMorgan Investment Advisors, at its own expense and out of its legitimate profits, will pay additional cash amounts to Service Organizations. These amounts are payments over and above the servicing fees paid by the Portfolios. These additional payments are made to the Service Organizations for their providing certain administrative and other services to the Portfolios, including (i) recordkeeping services; (ii) facilitating the delivery of prospectuses, shareholder reports and other information; (iii) processing distributions from the Portfolios; (iv) providing information relating to the Insurance Contracts to the Portfolios; and (v) providing certain other communication support services and administrative services. These payments may be deemed to be revenue sharing. For the fiscal year ended December 31, 2003, Banc One Investment Advisors paid $2,477.48 to such Service Organizations.

Portfolio Holdings Disclosure

As described in the Prospectuses and pursuant to the Funds’ Portfolio Holdings Disclosure Policy, no sooner than 30 days after month end, the Funds (other than the Investor Funds) will make available to the public, upon request to the Funds (1-800-480-4111), a complete, uncertified schedule of its portfolio holdings as of the last day of that prior month. No sooner than ten days after the end of each month, the Funds of Funds will make available to the public, upon request to the Investor Funds (1-800-480-4111) a complete, uncertified schedule of its portfolio holdings as of the last day of the month.

The Funds’ publicly available uncertified complete list of portfolio holdings information, as described above, may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, financial intermediaries, and affiliated persons of the Funds and (ii) clients of the Adviser or its affiliates that invest in the Funds or such clients’ consultants. No compensation or other consideration is received by the Funds or the Adviser, or any other person for these disclosures. A list of the entities that receive the Funds’ portfolio holdings information on such basis and the frequency with which it is provided to them is provided below:

Vickers Stock Research Corp.	Quarterly	30 days after month end
McGraw Hill	Monthly	30 days after month end
Standard & Poor’s	Weekly	on a 3 day lag
Moody’s Investors Service, Inc.	Weekly	on a 3 day lag
Fitch Ratings	Weekly	on a 3 day lag
MorningStar Inc.	Monthly	30 days after month end
Lipper, Inc.	Monthly	30 days after month end
Thomson Financial	Monthly	30 days after month end
Bloomberg LP	Monthly	30 days after month end
Investment Company Institute	Monthly	30 days after month end

In addition, certain service providers to the Funds or the Adviser, Administrator, Shareholder Servicing Agent or Distributor may for legitimate business purposes receive the Funds’ portfolio holdings information earlier than 30 days after month end, such as sub-advisers, rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, brokers in connection with Fund transactions and in providing price quotations, transfer agents and entities providing CDSC financing (released weekly one day after trade date). When a Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of the Fund’s portfolio holdings and, therefore, the shareholder and its agent may receive such information earlier than 30 days after month end. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Disclosure of a Fund’s portfolio securities as an exception to the Fund’s normal business practice requires the business unit proposing such exception to identify a legitimate business purpose for the disclosure and submit the proposal to the Fund’s Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is

57

received by a Fund or the Adviser, or any other person for these disclosures. The Fund’s Trustees will review annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Fund’s shareholders on the one hand and the Fund’s Adviser or any affiliated person of the Fund or such entities on the other hand by creating a structured review and approval process which seeks to ensure that disclosure of information about the Fund’s portfolio securities is in the best interests of the Fund’s shareholders. There can be no assurance, however that a Fund’s policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

Portfolio holdings of each Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Form N-CSRs and Form N-Qs will be available on the Funds’ website at www.                    .com and on the SEC website at www.sec.gov.

The Funds also include information concerning a Fund’s top ten holdings, and other related information, including statistical information about various financial characteristics of the Fund, in marketing materials that are posted on www.                    .com no sooner then 15 days after the end of each month. One day after this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Funds.

Finally, the Funds release information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security.

Miscellaneous

The Trust is not required to hold a meeting of shareholders for the purpose of annually electing Trustees except that:

(i) the Trust is required to hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and

(ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of Shares representing two-thirds of the outstanding Shares of the Trust at a meeting duly called for that purpose. This meeting shall be held upon the written request of the holders of Shares representing not less than 20% of the outstanding Shares of the Trust. Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

As used in the Portfolios’ Prospectus and in this Statement of Additional Information, “assets belonging to a Portfolio” means the consideration received by the Trust upon the issuance or sale of Shares in that Portfolio, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of the Trust not readily identified as belonging to a particular Portfolio that are allocated to that Portfolio by the Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. It is anticipated that the factor that will be used by the Board of Trustees in making allocations of general assets to particular Portfolios will be the relative net assets of the respective Portfolios at the time of allocation. Each Portfolio’s direct liabilities and expenses will be charged to the assets belonging to that Portfolio. Each Portfolio will also be charged in proportion to its relative net assets for the general liabilities and expenses of the Trust. The timing of allocations of general assets and general liabilities and expenses of the Trust to particular Portfolios will be determined by the Board of Trustees of the Trust and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees of the Trust as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Portfolio are conclusive.

As used in the Portfolios’ Prospectuses and in this Statement of Additional Information, a “vote of a majority of the outstanding Shares” of the Trust, a particular Portfolio, or a particular class of Shares of a Portfolio, means the affirmative vote

58

of the lesser of (a) more than 50% of the outstanding Shares of the Trust, such Portfolio, or such class of Shares of such Portfolio, or (b) 67% or more of the Shares of the Trust, such Portfolio, or such class of Shares of such Portfolio present at a meeting at which the holders of more than 50% of the outstanding Shares of the Trust, such Portfolio, or such class of Shares of such Portfolio are represented in person or by proxy.

The Trust is registered with the Securities and Exchange Commission as a management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Trust.

The Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and Statement of Additional Information.

Financial Statements

The financial statements of the Trust are incorporated by reference into this Statement of Additional Information. The financial statements for the fiscal year ended December 31, 2004 have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm for the Trust, as indicated in their reports with respect thereto, and are incorporated here by reference in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports.

59

APPENDIX A—DESCRIPTION OF RATINGS

The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although JPMorgan Investment Advisors considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

Unrated securities will be treated as non-investment grade securities unless JPMorgan Investment Advisors determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Standard & Poor’s Rating Service (“S&P”)

A-1	Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

A-2	Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

A-3	Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C	Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	In payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Ratings (“Fitch”)

F1	HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B	SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C	HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	DEFAULT. Denotes actual or imminent payment default.

“+” or “-”	may be appended to ‘F-1’ rating to denote relative status within the ‘F1’ rating category.

‘NR’	indicates that Fitch does not rate the issuer or issue in question.

Moody’s Investors Service, Inc. (“Moody’s”)
Prime-1	Superior ability for repayment, often evidenced by such characteristics as: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2	Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3	Acceptable capacity for repayment. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime	Does not fall within any of the Prime rating categories.

Dominion Bond Rating Service Limited (“Dominion”)
R-1	Prime Credit Quality

R-2	Adequate Credit Quality

R-3	Speculative

All three Dominion rating categories for short term debt use “high”, “middle” or “low” as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area.

R-1 (high)	Short term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which Dominion has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

R-1 (middle)	Short term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which Dominion has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)	Short term debt rated “R-1” (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high); R-2 (middle); R-2 (low)	Short term debt rated “R-2” is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the “R-2” classification are not as strong as those in the “R-1” category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an “R-1 credit”. Profitability trends, past and future, may be less favorable, earnings not as stabled, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high); R-3 (middle); R-3 (low)	Short term debt rated “R-3” is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. “R-3” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with “R-3” ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

DESCRIPTION OF BANK RATINGS

Moody’s

These ratings represent Moody’s opinion of a bank’s intrinsic safety and soundness.

A	These banks possess superior intrinsic financial strength. Typically they will be major financial institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very predictable and stable operating environment.

B	These banks possess strong intrinsic financial strength. Typically, they will be institutions with valuable and defensible business franchises, good financial fundamentals, and a predictable and stable operating environment.

C	These banks possess adequate intrinsic financial strength. Typically, they will be institutions with more limited but still valuable and defensible business franchises. These banks will display either acceptable financial fundamentals within a predictable and stable operating environment, or good financial fundamentals within a less predictable and stable operating environment.

D	Banks rated D display modest intrinsic financial strength, potentially requiring some outside support at times. Such institutions may be limited by one or more of the following factors; a weak business franchise; financial fundamentals that are deficient in one or more respects; or an unpredictable and unstable operating environment.

E	Banks rated E display very modest intrinsic financial strength, with a higher likelihood of periodic outside support or an eventual need for outside assistance. Such institutions may be limited by one or more of the following factors: a weak and limited business franchise; financial fundamentals that are materially deficient in one or more respects; or a highly unpredictable or unstable operating environment.

Where appropriate, a “+” modifier will be appended to ratings below the “A” category and a “-” modifier will be appended to ratings above the “E” category to distinguish those banks that fall in intermediate categories.

DESCRIPTION OF BOND RATINGS

S&P

Corporate and Municipal Bond Ratings

Investment Grade

AAA	Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

A	Debt rated A has a strong capacity to pay interest and repay principal; it is somewhat more susceptible, however, to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to impair the obligor’s capacity to pay interest and repay principal for debt in this category in higher-rated categories.

Speculative Grade

Debt rated BB, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB	Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B	Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC	Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC	The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C	The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1	The rating C1 is reserved for income bonds on which no interest is being paid.

D	Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

Plus(+) or Minus (-):  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings:  The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r:  The “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.	Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Moody’s

Long-Term Ratings: Bonds and Preferred Stock

Investment Grade

Aaa	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.

Aa	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa	Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Non-Investment Grade

Ba	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. The protection of interest and principal payments may be no more than moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1	Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2	Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3	Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch

Investment Grade

AAA	HIGHEST CREDIT QUALITY. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	VERY HIGH CREDIT QUALITY. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	HIGH CREDIT QUALITY. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB	GOOD CREDIT QUALITY. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade
BB	SPECULATIVE. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B	HIGHLY SPECULATIVE. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met: however, capacity for continued payment is contingent upon a sustained, favourable business and economic environment.

CCC, CC, C	HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, D	DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Dominion

Bond and Long-Term Debt Rating Scale

AAA	Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which Dominion has established for this category, few entities are able to achieve a AAA rating.

AA	Bonds rate “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A	Bonds rated “A” are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the “A” category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB	Bonds rated “BBB” are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

BB	Bonds rated “BB” are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B	Bonds rated “B” are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/ CC/C	Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated “B”, Bonds rated below “B” often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the “C” to “CCC” categories, with “CC” and “C” normally used to lower ranking debt of companies where the senior debt is rated in the “CCC” to “B” range.

D	This category indicates Bonds in default of either interest or principal.

(“high,” “low”) grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that “high” and “low” grades are not used for the AAA category.

DESCRIPTION OF INSURANCE RATINGS

Moody’s

Insurance Financial Strength Ratings

These ratings represent Moody’s opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations.

Aaa	Insurance companies rated in this category offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa	These insurance companies offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A	Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Insurance companies rated in this category offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba	Insurance companies rated in this category offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

B	Insurance companies rated in this category offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa	Insurance companies rated in this category offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca	Insurance companies rated in this category offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C	Insurance companies rated in this category are the lowest rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

Short-Term Insurance Financial Strength Ratings

These ratings represents Moody’s opinions of the ability of the insurance company to repay punctually its short-term senior policyholder claims and obligations. The ratings apply to senior policyholder obligations that mature or are payable within one year or less.

Specific obligations are considered unrated unless individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

P-1	Insurers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term policyholder claims and obligations.

P-2	Insurers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term policyholder claims and obligations.

P-3	Insurers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term policyholder claims and obligations.

NP	Insurers (or supporting institutions) rated Not Prime (NP) do not fall within any of the Prime rating categories.

S&P

An insurer rated “BBB” or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.

AAA	Extremely Strong financial security characteristics. “AAA” is the highest Insurer Financial Strength Rating assigned by Standard & Poor’s.

AA	Very Strong financial security characteristics, differing only slightly from those rated higher.

A	Strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB	Good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers.

An insurer rated “BB” or lower is regarded as having vulnerable characteristics that may outweigh its strengths. “BB” indicates the least degree of vulnerability within the range; “CC” the highest.

BB	Marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B	Weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC	Very Weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

CC	Extremely Weak financial security characteristics and is likely not to meet some of its financial commitments.

R	An insurer rated R is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. The rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

NR	Not Rated, which implies no opinion about the insurer’s financial security.

Plus (+) or minus (-) Following ratings from “AA” to “CCC” show relative standing within the major rating categories.

Fitch

Insurer Financial Strength Ratings

A Fitch insurer financial strength rating (“IFS rating”) provides an assessment of the financial strength of an insurance organization, and its capacity to meet senior obligations to policyholders and contractholders on a timely basis. The IFS rating is assigned to the insurance organization itself, and no liabilities or obligations of the insurer are specifically rated unless otherwise stated (for example, Fitch may separately rate the debt obligations of an insurer). The IFS rating can be assigned to insurance and reinsurance companies in all insurance sectors, including the life & health, property & casualty, mortgage, financial guaranty and title insurance sectors, as well as managed care companies such as health maintenance organizations.

The IFS rating uses the same ratings scale and symbols used by Fitch for its international ratings of long-term debt obligations and issuers. However, the definitions associated with the ratings reflect the unique aspects of the IFS rating within an insurance industry context. Ratings in the ‘AA’ through ‘CCC’ categories may be amended with a plus or minus sign to show relative standing within the major rating category. Ratings of ‘BBB-’ and higher are considered to be “Secure”, and those of ‘BB+’ and lower are considered to be “Vulnerable”.

AAA	EXCEPTIONALLY STRONG. Companies assigned this highest rating are viewed as possessing exceptionally strong capacity to meet policyholder and contract obligations. For such companies, risk factors are minimal and the impact of any adverse business and economic factors is expected to be extremely small.

AA	VERY STRONG. Companies are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small.

A	STRONG. Companies are viewed as possessing strong capacity to meet policyholder and contract obligations. Risk factors are moderate, and the impact of any adverse business and economic factors is expected to be small.

BBB	GOOD. Companies are viewed as possessing good capacity to meet policyholder and contract obligations. Risk factors are somewhat high, and the impact of any adverse business and economic factors is expected to be material, yet manageable.

BB	Moderately Weak. Companies are viewed as moderately weak with an uncertain capacity to meet policyholder and contract obligations. Though positive factors are present, overall risk factors are high, and the impact of any adverse business and economic factors is expected to be significant.

B	Weak. Companies are viewed as weak with a poor capacity to meet policyholder and contract obligations. Risk factors are very high, and the impact of any adverse business and economic factors is expected to be very significant.

CCC, CC, C	Very Weak. Companies rated in any of these three categories are viewed as very weak with a very poor capacity to meet policyholder and contract obligations. Risk factors are extremely high, and the impact of any adverse business and economic factors is expected to be insurmountable. A ‘CC’ rating indicates that some form of insolvency or liquidity impairment appears probable. A ‘C’ rating signals that insolvency or a liquidity impairment appears imminent.

DDD, DD, D	Distressed. These ratings are assigned to companies that have either failed to make payments on their obligations in a timely manner, are deemed to be insolvent, or have been subjected to some form of regulatory intervention. Within the ‘DDD’-‘D’ range, those companies rated ‘DDD’ have the highest prospects for resumption of business operations or, if liquidated or wound down, of having a vast majority of their obligations to policyholders and contractholders ultimately paid off, though on a delayed basis (with recoveries expected in the range of 90-100%). Those rated ‘DD’ show a much lower likelihood of ultimately paying off material amounts of their obligations in a liquidation or wind down scenario (in a range of 50-90%). Those rated ‘D’ are ultimately expected to have very limited liquid assets available to fund obligations, and therefore any ultimate payoffs would be quite modest (at under 50%).

Short-Term Insurer Financial Strength Ratings

Fitch will only assign a ST-IFS rating to insurers that also have been assigned an IFS rating. Currently, ST-IFS ratings are used primarily by U.S. life insurance companies that sell short-term funding agreements.

The ST-IFS rating uses the same international ratings scale used by Fitch for short-term debt and issuer ratings. Ratings of ‘F1’, ‘F2’ and ‘F3’ are considered to be “Secure”, while those of ‘B’ and below are viewed as “Vulnerable”.

F1	STRONG. Insurers are viewed as having a strong capacity to meet their near-term obligations. When an insurer rated in this rating category is designated with a (+) sign, it is viewed as having a very strong capacity to meet near-term obligations.

F2	MODERATELY STRONG. Insurers are viewed as having a moderately strong capacity to meet their near-term obligations.

F3	MODERATE. Insurers are viewed as having a moderate capacity to meet their near-term obligations, and a near-term adverse change in business or economic factors would likely move the insurer to a ‘vulnerable’ rating category.

B	WEAK. Insurers are viewed as having a weak capacity to meet their near-term obligations.

C	VERY WEAK. Insurers are viewed as having a very weak capacity to meet their near-term obligations.

D	DISTRESSED. Insurers have either been unable to meet near-term obligations, or the failure to meet such obligations is imminent.

DESCRIPTION OF SHORT-TERM MUNICIPAL BOND RATINGS

Moody’s

Moody’s ratings for short-term municipal obligations are designated “Moody’s Investment Grade (“MIG”) or “Variable Moody’s Investment Grade” (“VMIG”), in the case of variable rate demand obligations (VRDOs). For VRDOs, a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue’s specific structural or credit features. Those short-term obligations that are of speculative quality are designated SG.

MIG1/VMIG1	Superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2/VMIG2	Strong credit quality. Margins of protection are ample although not so large as in the preceding group.

MIG3/VMIG3	Acceptable credit quality. Liquidity and cash flow protection may be narrow and marketing access for refinancing is likely to be less well established.

SG	Speculative quality. Debt instruments in this category lack margins of protection.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

SP-1	Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest.

SP-3	Speculative capacity to pay principal and interest.

DESCRIPTION OF PREFERRED STOCK RATINGS

Moody’s

aaa	Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa	High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a	Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa	Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba	Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b	Lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa	Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca	Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c	Lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Dominion

Preferred Share Rating Scale

Pfd-1	Preferred shares rated “Pfd-1” are of superior credit quality, and are supported by entities with strong earnings and balance sheet characteristics. “Pfd-1” generally corresponds with companies whose senior bonds are rated in the “AAA” or “AA” categories. As is the case with all rating categories, the relationship between senior debt ratings and preferred share ratings should be understood as one where the senior debt rating effectively sets a ceiling for the preferred shares issued by the entity. However, there are cases where the preferred share rating could be lower than the normal relationship with the issuer’s senior debt rating.

Pfd-2	Preferred shares rated “Pfd-2” are of satisfactory credit quality. Protection of dividends and principal is still substantial, but earnings, the balance sheet, and coverage ratios are not as strong as Pfd-1 rated companies. Generally, “Pfd-2” ratings correspond with companies whose senior bonds are rated in the “A” category.

Pfd-3	Preferred shares rated “Pfd-3” are of adequate credit quality. While protection of dividends and principal is still considered acceptable, the issuing entity is more susceptible to adverse changes in financial and economic conditions, and there may be other adversities present which detract from debt protection. “Pfd-3” ratings generally correspond with companies whose senior bonds are rated in the higher end of the “BBB” category.

Pfd-4	Preferred shares rated “Pfd-4” are speculative, where the degree of protection afforded to dividends and principal is uncertain, particularly during periods of economic adversity. Companies with preferred shares rated “Pfd-4” generally coincide with entities that have senior bond ratings ranging from the lower end of the “BBB” category through the “BB” category.

Pfd-5	Preferred shares rated “Pfd-5” are highly speculative and the ability of the entity to maintain timely dividend and principal payments in the future is highly uncertain. The “Pfd-5” rating generally coincides with companies with senior bond ratings of “B” or lower. Preferred shares rated “Pfd-5” often have characteristics which, if not remedied, may lead to default.

“D”	This category indicates preferred shares that are in arrears of paying either dividends or principal.

(“high”, “low”) grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicate a rating that is essentially in the middle of the category. In order to alert subscribers to the fact that in a default situation there is a potentially higher risk of loss with a non-cumulative security, Dominion uses the “n” designation. This method essentially alerts subscribers to the potential risk that would arise in a default scenario without penalizing the base rating, where the key focus is to measure credit risk and the likelihood of default. Dominion has chosen to provide the same type of alert for hybrid instruments using the “y” designation.

APPENDIX B—INVESTMENT PRACTICES

The Portfolios invest in a variety of securities and employ a number of investment techniques. What follows is a list of some of the securities and techniques which may be utilized by the Portfolios. For more information concerning the Portfolio’s investment practices, please see the Statement of Additional Information.

Portfolio Name	Portfolio Code
JPMorgan Investment Trust Bond Portfolio	1
JPMorgan Investment Trust Government Bond Portfolio	2
JPMorgan Investment Trust Balanced Portfolio	3
JPMorgan Investment Trust Mid Cap Growth Portfolio	4
JPMorgan Investment Trust Large Cap Growth Portfolio	5
JPMorgan Investment Trust Diversified Equity Portfolio	6
JPMorgan Investment Trust Equity Index Portfolio	7
JPMorgan Investment Trust Diversified Mid Cap Portfolio	8
JPMorgan Investment Trust Mid Cap Value Portfolio	9

Instrument	Portfolio Code
Adjustable Rate Mortgage Loans (“ARMs”): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments	1-3

Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets	1, 3, 8

Bankers’ Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less	1, 3-9

Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price at a future date. The Portfolios will sell only covered call and secured put options	1-9

Certificates of Deposit: Negotiable instruments with a stated maturity	1, 3-9

Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months	1, 3-9

Common Stock: Shares of ownership of a company	3-9

Convertible Securities: Bonds or preferred stock that can convert to common stock	1, 3-9

Corporate Debt Securities: Corporate bonds and non-convertible debt securities	1, 3, 5

Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Portfolio	1, 3

Exchange Traded Funds: Ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. Exchange traded funds or ETFs include a wide range of investments such as iShares, Standard & Poor’s Depository Receipts (“SPDRs”) and NASDAQ 100’s. The Equity Index Portfolio’s investments in Index Shares are limited to SPDRs and other Exchange Traded Funds that track the S&P 500	1, 3-9

Fixed Rate Mortgage Loans: Investments in fixed rate mortgage loans or mortgage pools which bear simple interest at fixed annual rates and have short- to long-term final maturities	1-3

Instrument	Portfolio Code
Foreign Securities: Stocks issued by foreign companies, as well as commercial paper of foreign issuers and obligations of foreign banks and overseas branches of U.S. banks. The Equity Portfolios also may invest in American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts, and American Depositary Securities	1, 3-9

Futures and Related Options: A contract providing for the future sale and purchase of a specified amount of a specified security, class of securities or an index at a specified time in the future and at a specified price	1-9

Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed	1-3

Investment Company Securities: Shares of other mutual funds, including money market funds of JPMorgan Trust II and shares of other money market mutual funds for which JPMorgan Investment Advisors or its affiliates serve as investment adviser or administrator. The Government Bond Portfolio will only purchase shares of investment companies which invest exclusively in U.S. Treasury and other U.S. agency obligations. JPMorgan Investment Advisors will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law	1-9

Loan Participations and Assignments: Participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of the less developed countries (“LDCs”)	1, 3

Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Conduits (“REMICs”)	1-3, 8

Mortgage Dollar Rolls: A transaction in which a Portfolio sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date	1-3, 8

Municipal Bonds: Securities issued by a state or political subdivisions to obtain funds for various public purposes. Municipal bonds include private activity bonds and industrial development bonds, as well as General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds	1, 3

New Financial Products: New options and futures contracts and other financial products continue to be developed and the Portfolios may invest in such options, contracts and products	1-9

Obligations of Supranational Agencies: Obligations of supranational agencies which are chartered to promote economic development and are supported by various governments and governmental agencies	3, 8

Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation	1, 3-9

Real Estate Investment Trusts (“REITs”): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest	1, 3-9

Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan	1-9

Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities	1, 3-9

Instrument	Portfolio Code
Reverse Repurchase Agreement: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Portfolio	1-9

Securities Lending: The lending of up to 33 1/3% of the Portfolio’s total assets. In return the Portfolio will receive cash, other securities, and/or letters of credit as collateral	1-9

Short-Term Funding Agreements: Funding agreements such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”) issued by banks and highly rated U.S. insurance companies	1, 3

Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include IOs and POs issued outside a REMIC or CMO structure	1-3

Structured Instruments: Debt securities issued by agencies and instrumentalities of the U.S. government, banks, municipalities, corporations and other businesses whose interest and/or principal payments are indexed to foreign currency exchange rates, interest rates, or one or more other referenced indices	1-6, 8-9

Swaps, Caps and Floors: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A Portfolio may enter into these transactions to manage its exposure to changing interest rates and other factors	1-9

Time Deposits: Non-negotiable receipts issued by a bank in exchange for the deposit of funds	1, 3-9

Treasury Receipts: TRs, TIGRs and CATS	1, 3-9

U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include Ginnie Mae, Fannie Mae and Freddie Mac	1-9

U.S. Treasury Obligations: Bills, notes, bonds, STRIPS and CUBES	1-9

Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to the Portfolio on demand	1-9

Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price	3, 5-8

When-Issued Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date	1-9

Zero-Fixed-Coupon Debt Securities: Zero coupon debt securities which convert on a specified date to interest bearing debt securities	1-3

Zero-Coupon Debt Securities: Bonds and other debt that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value	1-3, 8

Appendix C

Global Proxy Voting

Procedures and Guidelines

2004 Edition

October 29, 2004

Asset Management

PX-PROC-1004

01766

Table of Contents—Global

Part I:    JP Morgan Fleming Asset Management Global Proxy Voting Procedures

A.    Objective

As an investment adviser within JPMorgan Fleming Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a “JPMFAM Entity” and collectively as “JPMFAM”) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMFAM’s objective is to vote proxies in the best interests of its clients. To further that objective, JPMFAM adopted these Procedures. 1

These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the “Guidelines”). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMFAM may not always vote proxies in accordance with the Guidelines.

B.    Proxy Committee

To oversee the proxy-voting process on an ongoing basis, a Proxy Committee will be established for each global location where proxy-voting decisions are made. Each Proxy Committee will be composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMFAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.

C.    The Proxy Voting Process 2

JPMFAM investment professionals monitor the corporate actions of the companies held in their clients’ portfolios. To assist JPMFAM investment professionals with public companies’ proxy voting proposals, a JPMFAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service (“Independent Voting Service”). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMFAM with a comprehensive analysis of each proxy proposal and providing JPMFAM with

¹	The Washington Management Group votes proxies for the JPMorgan Value Opportunities Fund in accordance with their own voting policies and not the policies of JPMFAM. The JPMorgan Multi-Manager Funds vote proxies in accordance with the voting policies of each of the Managers, as applicable, and not the policies of JPMFAM, except, to the extent the JPMFAM policies apply to the JPMorgan Multi-Manager Small Cap Value Fund. The Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund, and UM Small Cap Growth Fund vote proxies in accordance with the voting policies of their subadvisers and not the policies of JPMFAM. In the case of the Reich and Tang Funds in which J.P. Morgan Funds Distributors Inc. serves as the distributor, the board of trustees and officers of Reich and Tang have assumed the responsibility for fulfilling its proxy voting obligations and for preparing, executing, filing and disseminating the Form N-PX for the applicable registrant.

[2]	The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service’s analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMFAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below).

Situations often arise in which more than one JPMFAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMFAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

Each JPMFAM Entity appoints a JPMFAM professional to act as a proxy administrator (“Proxy Administrator”) for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service’s recommendation with the appropriate JPMFAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMFAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, “Overrides”); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator’s duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event a JPMFAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase (“JPMC”) Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMFAM’S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.

D.    Material Conflicts of Interest

The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. To address such material potential conflicts of interest, JPMFAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMFAM’s investment processes and decisions, including proxy-voting decisions, and to protect JPMFAM’s decisions from influences that could lead to a vote other than in its clients’ best interests, JPMC (including JPMFAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC’s securities, lending, investment banking and other divisions to JPMFAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMFAM’s predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.

Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a JPMFAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMFAM’s relationship with such company and materially impact JPMFAM’s business; or (ii) a personal relationship between a JPMFAM officer and management of a company or other proponent of a proxy proposal could impact JPMFAM’s voting decision.

E.    Escalation of Material Conflicts of Interest

When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with a subgroup of the Proxy Committee, will evaluate the potential conflict and determine whether an actual material conflict of interest exists. That subgroup shall include a Proxy Committee member from the Investment Department and one or more Proxy Committee members from the Legal, Compliance or Risk Management Departments. In the event that the Proxy Administrator and the subgroup of the Proxy Committee determine that an actual material conflict of interest exists, they shall make a recommendation on how the relevant JPMFAM Entity shall vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.

Depending upon the nature of the material conflict of interest, JPMFAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action:

•	removing certain JPMFAM personnel from the proxy voting process;

•	“walling off” personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;

•	voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or

•	deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.

The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMFAM acted in the best interests of its clients.

F.    Recordkeeping

JPMFAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:

•	a copy of the JPMFAM Proxy Voting Procedures and Guidelines;

•	a copy of each proxy statement received on behalf of JPMFAM clients;

•	a record of each vote cast on behalf of JPMFAM client holdings;

•	a copy of all documents created by JPMFAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;

•	a copy of the documentation of all dialogue with issuers and JPMFAM personnel created by JPMFAM personnel prior to the voting of client securities; and

•	a copy of each written request by a client for information on how JPMFAM voted proxies on behalf of the client, as well as a copy of any written response by JPMFAM to any request by a JPMFAM client for information on how JPMFAM voted proxies on behalf of our client.

It should be noted that JPMFAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.

Exhibit A

JPMorgan High Yield Partners LLC

JPMorgan Investment Advisors Inc.

Bank One Trust Company, N.A.

JPMorgan Chase Bank, N.A.

J.P. Morgan Fleming Asset Management (London) Limited

J.P. Morgan Fleming Asset Management (UK) Limited

J.P. Morgan Investment Management Inc.

J.P. Morgan Investment Management Limited

JF Asset Management Limited

JF Asset Management (Singapore) Limited

JF International Management Inc.

Part II:    Proxy Voting Guidelines

JPMFAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.

JMPFAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMFAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

Part II.A:    North America Proxy Voting

Part II.A:    North America Guidelines Table of Contents

Part II.A:    North America Guidelines

1.  Uncontested Director Elections

Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:

1)  attend less than 75 percent of the board and committee meetings without a valid excuse for the absences; or

2)  implement or renew a dead-hand or modified dead-hand poison pill; or

3)  are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees; or

4)  ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast for two consecutive years; or

5)  are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or

6)  WITHHOLD votes from insiders and affiliated outsiders on boards that are not at least majority independent; or

7)  WITHHOLD votes from directors who sit on more than six boards; or

8)  WITHHOLD votes from compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a—Stock-Based Incentive Plans, last paragraph).

Special attention will be paid to companies that display a chronic lack of shareholder accountability.

2.  Proxy Contests

2a.  Election of Directors

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

2b.  Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

3.  Ratification of Auditors

Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.

Generally vote for shareholder proposals asking for audit firm rotation unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

4.  Proxy Contest Defenses

4a.  Board Structure: Staggered vs. Annual Elections

Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company’s governing documents contain each of the following provisions:

1)  Majority of board composed of independent directors,

2)  Nominating committee composed solely of independent directors,

3)  Do not require more than a two-thirds shareholders’ vote to remove a director, revise any bylaw or revise any classified board provision,

4)  Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

5)  Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

6)  Absence of superior voting rights for one or more classes of stock,

7)  Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

8)  Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

4b.  Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

4c.  Cumulative Voting

Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company’s governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:

1) Annually elected board,

2) Majority of board composed of independent directors,

3) Nominating committee composed solely of independent directors,

4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

5) Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

6) Absence of superior voting rights for one or more classes of stock,

7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

4d.  Shareholder Ability to Call Special Meeting

Vote against proposals to restrict or prohibit shareholder ability to call special meetings. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

4e.  Shareholder Ability to Act by Written Consent

We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems a reasonable protection of minority shareholder rights.

We generally vote against proposals to allow or facilitate shareholder action by written consent.

4f.  Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

5.  Tender Offer Defenses

5a.  Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill. Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.

Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.

5b.  Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

5c.  Greenmail

Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

5d.  Unequal Voting Rights

Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.

5e.  Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

5f.  Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

6.  Miscellaneous Board Provisions

6a.  Separate Chairman and CEO Positions

We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:

•	Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:

(1)  Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

(2)  Serves as liaison between the chairman and the independent directors,

(3)  Approves information sent to the board,

(4)  Approves meeting agendas for the board,

(5)  Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,

(6)  Has the authority to call meetings of the independent directors, and

(7)  If requested by major shareholders, ensures that he is available for consultation and direct communication;

•	2/3 of independent board;

•	All-independent key committees;

•	Committee chairpersons nominated by the independent directors;

•	CEO performance is reviewed annually by a committee of outside directors; and

•	Established governance guidelines.

6b.  Lead Directors and Executive Sessions

In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).

6c.  Majority of Independent Directors

We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Vote for shareholder proposals requesting that the board’s audit, compensation, and/or nominating committees include independent directors exclusively.

Generally vote for shareholder proposals asking for a 2/3 independent board.

6d.  Stock Ownership Requirements

Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.

6e.  Term of Office

Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

6f.  Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the duty of care.

Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote for proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company’s best interests, and (2) the director’s legal expenses would be covered.

6g.  Board Size

Vote for proposals to limit the size of the board to 15 members.

7.  Miscellaneous Governance Provisions

7a.  Independent Nominating Committee

Vote for the creation of an independent nominating committee.

7b.  Confidential Voting

Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

7c.  Equal Access

Vote for shareholder proposals that would give significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.

7d.  Bundled Proposals

Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

7e.  Charitable Contributions

Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

7f.  Date/Location of Meeting

Vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

7g.  Include Nonmanagement Employees on Board

Vote against shareholder proposals to include nonmanagement employees on the board. Constituency representation on the board is not supported, rather decisions are based on director qualifications.

7h.  Adjourn Meeting if Votes are Insufficient

Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.

7i.  Other Business

Vote for proposals allowing shareholders to bring up “other matters” at shareholder meetings.

7j.  Disclosure of Shareholder Proponents

Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

8.  Capital Structure

8a.  Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.

8b.  Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.

8c.  Reverse Stock Splits

Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company’s industry and performance in terms of shareholder returns.

Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

8d.  Blank Check Preferred Authorization

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.

Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance as measured by total shareholder returns.

8e.  Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

8f.  Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.

8g.  Restructurings/Recapitalizations

Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. Consider the following issues:

Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

Change in Control—Will the transaction result in a change in control of the company?

Bankruptcy—Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

8h.  Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

8i.  Targeted Share Placements

These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.

9.  Executive and Director Compensation

9a.  Stock-based Incentive Plans

Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power.

Once the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. To determine allowable caps, companies are categorized according to standard industry code (SIC) groups. Top quartile performers for each group are identified on the basis of five-year total shareholder returns. Industry-specific cap equations are developed using regression analysis to determine those variables that have the strongest correlation to shareholder value transfer. Industry equations are used to determine a company-specific allowable cap; this is accomplished by plugging company specific data into the appropriate industry equation to reflect size, performance, and levels of cash compensation.

Votes are primarily determined by this quantitative analysis. If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote—even in cases where the plan cost is considered acceptable based on the quantitative analysis.

For companies in the Russell 3000 we will generally vote against a plan when there is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has negative one- and three-year total shareholder returns, and its CEO also had an increase in total direct compensation from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, we would generally recommend against the equity plan in which the CEO participates.

We will generally vote against shareholder proposals for stock-based incentive plans, for companies in technology sectors, when the plan includes provisions for expensing options. We are in favor of expensing options; however, we feel it will disadvantage companies in the technology sector that we own and we will wait until expensing options become a common practice within the sector.

9b.  Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

9c.  Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.

9d.  Golden and Tin Parachutes

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.

9e.  401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

9f.  Employee Stock Purchase Plans

Vote for employee stock purchase plans with an offering period of 27 months or less when voting power dilution is ten percent or less.

Vote against employee stock purchase plans with an offering period of greater than 27 months or voting power dilution of greater than ten percent.

9g.  Option Expensing

Generally, vote for shareholder proposals to expense fixed-price options.

Vote against shareholder proposals to expense fixed-price options in technology sectors.

9h.  Option Repricing

In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals.

9i.  Stock Holding Periods

Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

10.  Incorporation

10a.  Reincorporation Outside of the United States

Generally speaking, we will vote against companies looking to reincorporate outside of the U.S.

10b.  Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

10c.  Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

11.  Mergers and Corporate Restructurings

11a.  Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

11b.  Nonfinancial Effects of a Merger or Acquisition

Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors’ fiduciary duty to base decisions solely on the financial interests of the shareholders.

11c.  Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

11d.  Spin-offs

Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

11e.  Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

11f.  Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

11g.  Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

11h.  Changing Corporate Name

Vote for changing the corporate name.

12.  Social and Environmental Issues

12a.  Energy and Environment

Vote case-by-case on proposals that request companies to subscribe to the CERES Principles.

Vote case-by-case on disclosure reports that seek additional information.

12b.  Northern Ireland

Vote case-by-case on proposals pertaining to the MacBride Principles.

Vote case-by-case on disclosure reports that seek additional information about progress being made toward eliminating employment discrimination.

12c.  Military Business

Vote case-by-case on defense issue proposals.

Vote case-by-case on disclosure reports that seek additional information on military-related operations.

12d.  International Labor Organization Code of Conduct

Vote case-by-case on proposals to endorse international labor organization code of conducts.

Vote case-by-case on disclosure reports that seek additional information on company activities in this area.

12e.  Promote Human Rights in China, Nigeria, and Burma

Vote case-by-case on proposals to promote human rights in countries such as China, Nigeria, and Burma.

Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.

12f.  World Debt Crisis

Vote case-by-case on proposals dealing with third world debt.

Vote case-by-case on disclosure reports regarding company activities with respect to third world debt.

12g.  Equal Employment Opportunity and Discrimination

Vote case-by-case on proposals regarding equal employment opportunities and discrimination.

Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.

12h.  Animal Rights

Vote case-by-case on proposals that deal with animal rights.

12i.  Product Integrity and Marketing

Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.

Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.

12j.  Human Resources Issues

Vote case-by-case on proposals regarding human resources issues.

Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.

12k.  Link Executive Pay with Social and/or Environmental Criteria

Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.

Vote case-by-case on disclosure reports that seek additional information regarding this issue.

13.  Foreign Proxies

Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committee located in London. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department. It is chaired by a Managing Director of the Firm. A copy of our policy for voting international proxies can be provided upon request.

14.  Pre-Solicitation Contact

From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

What is material non-public information?

The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor’s decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:

•	a pending acquisition or sale of a substantial business;

•	financial results that are better or worse than recent trends would lead one to expect;

•	major management changes;

•	an increase or decrease in dividends;

•	calls or redemptions or other purchases of its securities by the company;

•	a stock split, dividend or other recapitalization; or

•	financial projections prepared by the Company or the Company’s representatives.

What is pre-solicitation contact?

Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials.

This contact can range from simply polling investors as to their reaction to a broad topic, e.g., “How do you feel about dual classes of stock?”, to very specific inquiries, e.g., “Here’s a term sheet for our restructuring. Will you vote to approve this?”

Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.

It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.

Part II.B:    Europe, Middle East, Africa, Central America and South America Proxy Voting

Part II.B:    Europe, Middle East, Africa, Central America and South America Guidelines Table of Contents

Part II.B:    Europe, Middle East, Africa, Central America and South America Guidelines

1.  Reports & Accounts

1a.  Annual Report

Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, and company accounts should employ Generally Accepted Accounting Practices (GAAP). Reports should meet with the spirit as well as the letter of reporting standards, including the most recent recommendations of the International Accounting Standards Board (IASB).

The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist. For UK companies, a statement of compliance with the Combined Code should be made, together with detailed explanations regarding any area of non-compliance.

Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure (while meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.

1b.  Remuneration Report

The remuneration policy as it relates to senior management should be presented to shareholders as a separate voting item. We would expect the report to contain full details of all aspects of executive directors’ emoluments. We will endeavour to engage with the company or seek an explanation regarding any areas of remuneration which fall outside our guidelines and we will abstain or vote against the remuneration report if we feel that the explanation is insufficient.

See Executive Director Remuneration

2.  Dividends

Proposals for the payment of dividends should be presented to shareholders for approval, and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if the earnings and cash cover are inadequate and we feel that payment of the proposed dividend would prejudice the solvency or future prospects of the company.

3.  Auditors

3a.  Auditor Independence

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. JPMF will vote against the appointment or reappointment of auditors who are not perceived as being independent. The length of time both the audit company and the audit partner have served in their capacity with a given company may be a factor in determining independence.

3b.  Auditor Remuneration

Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit Committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company’s total expenditure on consultancy, and there should be a mechanism in place to ensure that consultancy work is put out to competitive tender.

We would oppose non-audit fees consistently exceeding audit fees, where no explanation was given to shareholders. Audit fees should never be excessive.

See Audit Committee

4.  Boards

4a.  Chairman & CEO

The Combined Code states that there should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision. JPMF believes that the roles of Chairman and Chief Executive Officer should normally be separate. JPMF will generally vote against combined posts.

4b.  Board Structure

JPMF is in favour of unitary boards of the type found in the UK, as opposed to tiered board structures. We agree with the Combined Code, which finds that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for reelection on a regular basis.

JPMF will generally vote to encourage the gradual phasing-out of tiered board structures, in favour of unitary boards. However, tiered boards are still very prevalent in markets outside the UK and local market practice will always be taken into account.

4c.  Board Size

Boards with more than 20 directors are deemed excessively large, and JPMF will exercise its voting powers in favour of reducing large boards wherever possible.

4d.  Board Independence

JPMF believes that a strong independent element to a board is essential to the effective running of a company. The Combined Code states that the calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board’s decisions.

We agree with the ICGN, and the findings of the Higgs Review, that the majority of a board of directors should be independent, especially if the company has a joint Chairman/CEO. However, as a minimum, all boards should have at least three independent non-executive directors, unless the company is of such a size that sustaining such a number would be an excessive burden.

JPMF will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

See Non Executive Directors

4e.  Board Committees

Where appropriate, boards should delegate key oversight functions to independent committees. The Chairman and members of any Committee should be clearly identified in the annual report.

(i)  Nomination Committee

There should be a formal nomination process for the appointment of Directors with both executive and non-executive representation. Nomination Committees should be majority-independent.

(ii)  Remuneration Committee

Boards should appoint Remuneration Committees consisting exclusively of independent non-executive directors, with no personal financial interest in relation to the matters to be decided, other than their fees and their shareholdings. Non-executive directors should have no potential conflicts of interest arising from cross-directorships and no day-to-day involvement in the running of the business. We would oppose the re-election of any non-executive director who, in our view, had failed to exercise sound judgement on remuneration issues.

Responsibility for the remuneration report (where applicable) should lie with the Remuneration Committee.

See Remuneration Report

(iii)  Audit Committee

An Audit Committee should be established consisting solely of non-executive directors, who should be independent of management. The Committee should include at least one person with appropriate financial qualifications but they should all undergo appropriate training that provides and maintains a reasonable degree of up-to-date financial literacy and there should be written terms of reference which deal clearly with their authority and duties. Formal arrangements should be in place for the Committee to hold regular meetings with external auditors, without executive or staff presence, and they should have an explicit right of unrestricted access to company documents and information. The Committee should have the authority to engage independent advisers where appropriate and also should have responsibility for selecting and recommending to the board, the external auditors to be put forward for appointment by the shareholders in general meeting. The Committee should monitor and review the scope and results of internal audit work on a regular basis. The Committee should be able to give additional assurance about the quality and reliability of financial information used by the board and public financial statements by the company.

5.  Directors

5a.  Directors’ Contracts

JPMF believes that there is a strong case for directors’ contracts being of one year’s duration or less. This is in line with the findings of recent UK Government committees as well as the view of the NAPF and ABI. However, JPMF always examines these issues on a case-by-case basis and we are aware that there will occasionally be a case for contracts of a longer duration in exceptional circumstances, in order to secure personnel of the required calibre.

Generally, we encourage contracts of one year or less and vote accordingly. Unless the Remuneration Committee gives a clearly-argued reason for contracts in excess of one year, we will vote against the re-election of any director who has such a contract, as well as consider the reelection of any director who is a member of the Remuneration Committee.

Directors’ contracts increasingly contain special provisions whereby additional payment becomes due in the event of a change of control. We agree with the view of the NAPF and ABI that such terms are inappropriate and should be discouraged and, under normal circumstances, we will use our voting power accordingly.

Market practice globally regarding the length of directors’ service contracts varies enormously, and JPMF is cognisant that it would be inappropriate to enforce UK standards in some other markets. To this end, JPMF takes into account local market practice when making judgements in this area.

5b.  Executive Director Remuneration

Executive remuneration is, and will remain, a contentious issue, particularly the overall quantum of remuneration. However, company policy in this area cannot be prescribed by any code or formula to cater for all circumstances and must depend on responsible and well-informed judgement on the part of Remuneration Committees. Any remuneration policy should be transparent and fully disclosed to shareholders in a separate Remuneration Report within the Annual Report.

JPMF will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the board and the company management. However, the remuneration of executive directors should be determined by independent Remuneration Committees and fully disclosed to shareholders. Any stock option plans or long-term incentive plans should meet our guidelines for such plans.

We strongly believe that directors should be encouraged to hold meaningful amounts of company stock, equivalent to at least one year’s salary, in order to align fully their interests with the interests of shareholders.

See Stock Options and Long-Term Incentive Plans (L-TIPs)

See Remuneration Report

5c.  Director Liability

In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

JPMF will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

5d.  Directors over 70

While special requirements for directors over 70 have their roots in company legislation (in the UK) as well as various corporate governance guidelines, JPMF considers that a similar standard of care should be applied to the selection of a director over 70 as would be applied to that of any other director, although we would expect to see such a director offer himself or herself for re-election each year.

6.  Non-Executive Directors

6a.  Role of Non-Executive Directors

As stated earlier in these guidelines, JPMF believes that a strong independent element to a board is essential to the effective running of a company. We will use our voting power to ensure that a healthy independent element to the board is preserved at all times and to oppose the re-election of non-executive directors whom we no longer consider to be independent.

In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets’ differing attitudes to director independence.

In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings.

Audit and Remuneration Committees should be composed exclusively of independent directors.

6b.  Director Independence

We agree with the ICGN that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict, and has not been employed in an executive capacity by the company for at least the previous ten years.

A non-executive director who has served more than three terms (or ten years) in the same capacity can no longer be deemed to be independent.

6c.  Non-Executive Director Remuneration

JPMF strongly believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded options.

6d.  Multiple Directorships

In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than five significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

We agree with the findings of the Higgs Report in the UK that no single individual should chair more than one major listed company.

6e.  Investment Trust Directors

In the UK, the boards of investment trust companies are unusual in being normally comprised solely of non-executive directors, the majority of whom are independent of the management company. We believe this to be appropriate and expect boards to comply with the Combined Code, except where such compliance is clearly inappropriate (e.g. Nomination Committees). Given the highly specialised nature of these companies it is particularly important that the board contains the correct mix of skills and experience.

7.  Issue of Capital

7a.  Issue of Equity

In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Proposals for equity issues will also specify whether preemptive rights are to be retained or suppressed or partially suppressed for the issue. As a general rule, JPMF believes that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis.

JPMF will vote in favour of increases in capital which enhance a company’s long-term prospects. We will also vote in favour of the partial suspension of pre-emptive rights if they are for purely technical reasons (e.g. rights offers which may not be legally offered to shareholders in certain jurisdictions).

JPMF will vote against increases in capital which would allow the company to adopt “poison pill” takeover defence tactics, or where the increase in authorised capital would dilute shareholder value in the long term.

7b.  Issue of Debt

Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defence.

JPMF will vote in favour of proposals which will enhance a company’s long-term prospects. We will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defence, or where there is a material reduction in shareholder value.

7c.  Share Repurchase Programmes

Boards may instigate share repurchase or stock buy-back programs for a number of reasons. JPMF will vote in favour of such programmes where the repurchase would be in the best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

We will vote against such programmes when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive manoeuvre or an attempt to entrench management.

8.  Mergers/Acquisitions

Mergers and acquisitions are always reviewed on a case-by-case basis by the investment analyst in conjunction with portfolio managers and, in exceptional circumstances, the Proxy Committee. Individual circumstances will always apply. However, as a general rule, JPMF will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value though other means, and where all shareholders receive fair and equal treatment under the merger/acquisition terms.

9.  Voting Rights

JPMF believes in the fundamental principle of “one share, one vote.” Accordingly, we will vote to phase out dual voting rights or classes of share with restricted voting rights, and will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as cumulative voting; directors should represent all shareholders equally, and voting rights should accrue in accordance with the shareholder’s equity capital commitment to the company.

Similarly, we will generally oppose amendments to require supermajority (i.e. more than 51%) votes to approve mergers, consolidations or sales of assets or other business combinations.

10.  Share Options/Long-Term Incentive Plans (L-TIPs)

10a.  Share Options

Share option schemes should be clearly explained and fully disclosed to both shareholders and participants, and put to shareholders for approval. Each director’s share options should be detailed, including exercise prices, expiry dates and the market price of the shares at the date of exercise. They should take into account maximum levels of dilution, as set out in ABI, NAPF and similar guidelines. Full details of any performance criteria should be included. Share options should never be issued at a discount, and there should be no award for below-median performance. In general, JPMF will vote in favour of option schemes, the exercise of which requires that challenging performance criteria be met.

Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

We will generally vote against the cancellation and reissue, retesting or repricing, of underwater options.

10b.  Long-Term Incentive Plans (L-TIPs)

A Long-Term Incentive Plan (“L-TIP”) can be defined as any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

JPMF, in agreement with the stipulations of the Combined Code, feels that the performance-related elements of any L-TIP should be designed to give directors keen incentives to perform at the highest levels, and that grants under such schemes should be subject to performance criteria which are challenging and which reflect the company’s objectives.

Ideally, the L-TIP should use a methodology such as total shareholder return (“TSR”), coupled with a financial underpin such as growth in earnings per share (“EPS”). Performance should be benchmarked against an appropriate comparator group of companies and a graph of recent performance should be included. Awards should increase on a straight-line basis, with a maximum award only vesting for the very highest performance. As with share option schemes, there should be no award for below-median performance. Any beneficiary should be encouraged to retain any resultant shares for a suitable time.

In all markets JPMF will vote in favour of schemes with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding. We would expect Remuneration Committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the recipients.

11.  Others

11a.  Poison Pills

Poison pills, or shareholder rights plans, are designed to give shareholders of a target company the right to purchase shares of the acquiring company, the target company, or both at a substantial discount from market value. These rights are exercisable once a predefined “triggering event” occurs, generally a hostile takeover offer or an outsider’s acquisition of a certain percentage of stock. Corporations may or may not be able to adopt poison pills without shareholder approval, depending on the market.

In reaching its voting position, the Committee has reviewed and continues to review current takeover events. However, it has concluded that there is no clear evidence that poison pills deter takeover offers or defeat takeover attempts, and are, in fact, sometimes used as tools to entrench management.

JPMF will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.

11b.  Composite Resolutions

Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or “bundled” resolutions, depending on the context.

11c.  Social/Environmental Issues

The Committee reviews shareholder proposals concerning social and environmental issues. In normal circumstances, the consideration of social issues in investment decisions is the duty of directors; nevertheless, from time to time, a company’s response to the circumstances of a particular social or environmental issue may have economic consequences, either directly or indirectly. In these cases, the economic effects are considered in determining our vote.

Where management is proposing changes with a social, environmental or ethical dimension, these proposals should be in line with JPMF’s Sustainability Policy.

See Sustainability

11d.  Charitable Issues

Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

11e.  Political Issues

JPMF does not normally support the use of shareholder funds for political donations, and would require the fullest explanation as to why this would be beneficial to shareholders.

12.  Activism

12a.  Shareholder Activism and Company Engagement

In November 2002, the Institutional Shareholders’ Committee (“ISC”), comprising the trade bodies of the UK’s investing institutions, published a Statement of Principles which sets out the responsibilities of institutional shareholders in respect of investee companies. JPMF endorses the ISC Principles, which are set out below:

“Institutional shareholders and/or agents in relation to their responsibilities in respect of investee companies … will:

•	set out their policy on how they will discharge their responsibilities—clarifying the priorities attached to particular issues and when they will take action

•	monitor the performance of and establish, where necessary, a regular dialogue with investee companies

•	intervene where necessary

•	evaluate the impact of their activism

•	report back to clients/beneficial owners”

It is important to note that the above only applies in the case of UK companies, irrespective of their market capitalisation, although there will be occasions when intervention is not appropriate for reasons of cost-effectiveness or practicability. However, JPMF will continue to intervene outside the UK where we believe this to be necessary in order to protect our clients’ interests.

The full text of the Principles is available from JPMF or it can be found on the Investment Management Association web-site (www.investmentuk.org)

12b.  Activism Policy

(i)  Discharge of Responsibilities

a)  Our primary responsibility is to protect our clients’ interests and, as active managers, we therefore absolutely reserve the right to dispose of an investment where a company fails to meet our expectations.

b)  Our investment managers and analysts have explicit responsibilities for monitoring the companies in the universe of stocks from which clients’ portfolios are constructed. While we attach considerable importance to meetings with management (and several hundred take place in the UK each year), we also emphasise the benefits of fundamental research into companies in our investment processes. Industry research, balance sheet analysis and company news flow all have a role to varying degrees in our company monitoring.

c)  As noted in our Corporate Governance Guidelines we expect companies to comply with the standards of corporate governance set out in the Combined Code and will use our votes to encourage compliance.

d)  Where appropriate, we will engage with companies in which client assets are invested if they fail to meet our requirements with regard to corporate governance and/or performance. Engagement on corporate governance issues such as remuneration and board structures is ongoing and does not only occur at the time of an AGM. Performance issues where more active intervention is appropriate will include failure to achieve strategic targets for the development of the business or perceived weaknesses in the management structure. The approach involves active discussion with company management and directors and, if necessary, participation in action groups, but not direct involvement in management.

e)  Our approach to dealing with conflicts of interest is described fully in our Corporate Governance Policies and Procedures. We seek to minimise conflicts by controlling information flows between different parts of JPMorgan Chase. Where a material conflict does arise we require investors who make the voting decision to certify that they have acted solely in the clients’ best interests.

f)  Our policy is to vote at all UK company meetings on behalf of all clients where we have authority to do so.

(ii)  Monitor Performance

As noted above the monitoring of company performance is a key part of our investment processes. Our voting records are available to clients and serve to demonstrate, among other things, our support or otherwise for a company’s board structure and remuneration policies. All votes against company management are minuted and signed off by the Proxy Committee. In addition we maintain a log of all private meetings held with companies. We regard these meetings as confidential and will not comment on them outside JPMF.

(iii)  Intervening Where Necessary

a)  As we have an active approach to proxy voting we do, in one sense, intervene frequently in company affairs and will vote against or abstain on resolutions at company meetings where we believe it to be in the best interests of our clients. Whenever we intend to vote against management, we speak with the company in order to ensure that they are fully informed of the reasons for the policy to which we are opposed and to give management an opportunity to amend that policy. The evidence is that by consistently seeking compliance with best practice we do, over time, influence company behaviour.

b)  JPMF does not intervene directly in the management of companies. However, we will arrange to meet with senior management where a company has failed to meet our expectations, but we believe that the potential of the company still justifies retention in our clients’ portfolios. On such occasions we expect management to explain what is being done to bring the business back on track. If possible we try to avoid being made insiders as this constrains our ability to deal in the stock. In the small capitalisation end of the market, more aggressive intervention is more common, but still infrequent, as we may hold a significant percentage of a company’s equity. In such circumstances we will frequently raise our concerns first with the company’s brokers or advisers.

(iv)  Evaluating and Reporting

We are convinced that a strong governance culture leads ultimately to a better business and a better stock market rating. As investors we scrutinise companies’ governance policies as a part of our investment research and take comfort from good governance. Thus, one measure of success of our monitoring is the extent to which our investment strategy achieves our clients’ investment objectives. Where we have pushed for change, either in governance policies or in business strategy, we measure success by the extent that change is forthcoming and whether our clients benefit as a result.

Reports detailing our engagement activity are available to clients on a quarterly basis.

13.  Sustainability

13a.  Sustainability Statement

From 3rd July 2000, trustees of occupational pension schemes in the UK have been required to disclose their policy on Corporate Social Responsibility (“CSR”) in their Statement of Investment Principles.

JPMF has had experience of tailoring portfolios to meet individual ethical requirements for over fifty years. We believe that we operate to the highest standards and that our ethical screens will meet the requirements of most clients. For pension fund clients, who are not permitted to exclude specific areas of investment from their portfolios, we have developed a number of strategies to positively target companies with superior social, ethical and environmental credentials.

For institutional clients such as charitable foundations and endowments, where the legal framework for ethical and socially responsible investing is less restrictive, JPMF has substantial experience over a long period of time of managing ethically-constrained portfolios. This service is client-preferance led and flexible, and forms part of our charitable sector specialist investment services.

For clients who have not specified individual social or environmental criteria in their guidelines, these issues are still taken into account by analysts and portfolio managers as part of the overall stock selection process, and certain engagement activity is still undertaken by JPMF on their behalf. This is detailed in the following section.

13b.  Sustainability Policy

Where JPMF engages with companies on broader sustainability issues, we have adopted a positive engagement approach. Thus, specific assets or types of assets are not excluded on purely social, environmental or ethical criteria (unless specifically requested by clients). Rather, analysts take such issues into account as part of the mainstream analytical process. Where appropriate, JPMF will also engage with company management on specific issues at company one-to-one meetings. This engagement activity can then be reported to clients as required.

Where sustainability issues are the subject of a proxy vote, JPMF will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients. Increasingly, shareholder proposals are being used by activist groups to target companies as a means of promoting single-issue agendas. In these instances, it is important to differentiate between constructive resolutions, intended to bring about genuine social or environmental improvement, and hostile proposals intended to limit management power, which may in fact ultimately destroy shareholder value.

In formulating our Sustainability Policy, we have endeavoured not to discriminate against individual companies or sectors purely on the grounds of the particular business sector in which they are involved. Thus a company in an extractive industry or the defence industry will not be automatically marked down because their sector is perceived as “unfriendly.” Similarly, a company in a low-impact industry such as financial services will still be expected to have in place detailed policies and rigorous oversight of its environmental impact. JPMF is committed to improving standards of CSR among all of the companies in which it invests its clients’ assets as part of an inclusive positive engagement strategy. We would normally expect companies to publish a statement on CSR within their Annual Report, or to provide a separate CSR report to shareholders.

The current focus of this engagement process is on UK companies. However, social and environmental issues are taken into account for overseas companies on a wider basis where appropriate as described previously. It is anticipated that our sustainability program will continue to expand both in terms of scope and market coverage as client demand and availability of suitable resources dictate.

Part II.C:    Asia (ex-Japan) Proxy Voting

Part II.C:    Asia Ex-Japan Proxy Voting Guidelines Table of Contents

Part II.C:    Asia Ex-Japan Proxy Voting Guidelines

I.  PRINCIPLES

JF Asset Management (“JFAM”) is committed to delivering superior investment performance to its clients worldwide. We believe that one of the drivers of investment performance is an assessment of the corporate governance principles and practices of the companies in which we invest our clients’ assets and we expect those companies to demonstrate high standards of governance in the management of their business.

We have set out below the principles which provide the framework for our corporate governance activity. Although the policies and guidelines set out in this document apply to Hong Kong and therefore principally concern accounts managed from the Hong Kong office, our colleagues in London, New York and Tokyo have similar standards, consistent with law and best practice in these different locations.

1.  Fiduciary priority.    Our clients appoint us to manage their assets in order to maximise the likelihood of meeting or exceeding their investment objectives at acceptable risk levels. Every decision to buy, hold or sell any security will be consistent with that overriding objective.

2.  Evaluation.    Our clients expect us, as their delegates, to monitor the governance of companies in which we have invested their assets.

3.  Engagement.    We encourage excellence in the management of companies through the considered application of our corporate governance policies and guidelines. We welcome consultation by companies with their leading shareholders on corporate governance issues.

4.  Proxy voting.     Company management is accountable to the shareholders, our clients. It is our responsibility to ensure this is recognised through the considered use of our clients’ votes.

5.  Litigation and Joint Working Parties.    JFAM will align itself with other shareholders, for example, by joining class action suits or working parties as local practice dictates, where we are convinced that this is in the best interests of our clients.

6.  Disclosure.    JFAM’s corporate governance guidelines and policies are available to clients and companies alike. We believe that they conform to best practice and we are prepared to discuss them openly with other interested parties.

7.  Ongoing commitment.    JFAM is committed to reviewing its corporate governance principles, policies and guidelines to ensure that they fully reflect our interpretation of best market practice.

JF Asset Management

Hong Kong Proxy Committee

II.  POLICY and PROCEDURES

JF Asset Management (“JFAM”) manages the voting rights of the shares entrusted to it as it would manage any other asset. It is the policy of JFAM to vote in a prudent and diligent manner, based exclusively on our reasonable judgement of what will best serve the financial interests of the beneficial owners of the security.

1.  Proxy Committee

The Hong Kong Proxy Committee has been established to oversee the proxy voting process in the Asia ex-Japan region on an ongoing basis. It is composed of the Proxy Administrator and senior officers from the Investment, Compliance and Risk Management Departments. The main functions of the Proxy Committee are to review the Proxy Voting Guidelines to ensure they are aligned with best practice; and to provide advice and recommendations on general proxy voting matters as well as on specific voting issues as they occur. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of Proxy Committee members. It meets quarterly, or more frequently as circumstances dictate and its minutes are circulated to senior management including the Asia Risk Committee to whom it reports.

2.  Voting

As these Guidelines represent what we consider to be in the best financial interests of our clients, we would normally expect clients to allow us to use them as a template for voting. However, we recognise that in certain circumstances further analysis may be required.

In view of our overriding fiduciary duty to act in the best interest of our clients, the Guidelines are an indication only of JFAM’s voting policy. The portfolio manager has discretion to override the policy should individual circumstances dictate.

Our Guidelines are primarily targeted at companies listed on main stock exchanges. It is sometimes difficult for smaller companies to apply the same corporate governance standards and we would look at any issues for such companies on a case-by-case basis. We would, however, encourage them to apply the highest possible standards of governance.

For markets in Asia ex-Japan, we will generally abstain from voting at AGMs on the grounds that the matters normally considered at such meetings are of a routine and non-contentious nature. To ensure we fulfil our fiduciary obligation to always act in our clients’ best interests, we will review each AGM notice to check whether there are any non-routine matters such as company reorganisations/restructurings, takeover/merger and senior management compensation plans included therein. If any such matters are identified then we will consider each one individually so that our clients’ best interests are served. Also, certain markets require that shares are blocked from trading in order to be tendered for voting purposes. In these instances, it may be in our clients’ best interests to abstain from voting in order to preserve the ability to trade. For these countries, a decision will be taken on a case-by-case basis by the research analyst in conjunction with the portfolio manager in order to determine how our clients’ best interests are served.

Situations can sometimes arise where more than one JFAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JFAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

3.  Engagement

We regard regular, systematic and direct contact with senior company management, both executive and non-executive, as crucially important. We consider that these dialogues have been useful and plan to expand this approach.

4.  Conflicts of Interest

In order to maintain the integrity and independence of JFAM’s proxy-voting decisions, JPMorgan Chase (including JPMFAM) has established formal barriers designed to restrict the flow of information between JPMC’s securities, lending, investment banking and other divisions to JPMFAM investment professionals.

Where a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with the Proxy Committee, evaluates the potential conflict and determines whether an actual conflict exists. In the event that this is the case, they make a recommendation on how to vote the proxy. A record of such decisions is available to clients on request.

Finally, it should be pointed out that this document is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager.

III.  VOTING GUIDELINES

1.  REPORTS & ACCOUNTS

1a.  Annual Report

Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, and company accounts should employ Generally Accepted Accounting Practices (GAAP). Reports should meet with the spirit as well as the letter of reporting standards, including the most recent recommendations of the International Accounting Standards Board (IASB).

The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist.

Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.

2.  DIVIDENDS

Proposals for the payment of dividends should be presented to shareholders for approval, and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if we feel that payment of the proposed dividend would prejudice the solvency or future prospects of the company.

3.  AUDITORS

3a.  Auditor Independence

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. JFAM will vote against the appointment or reappointment of auditors who are not perceived as being independent.

3b.  Auditor Remuneration

Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit fees should never be excessive.

4.  BOARDS

4a.  Chairman & CEO

JFAM believes that it is best practice for the roles of Chairman and Chief Executive Officer to be separate.

4b.  Board Structure

JFAM is in favour of unitary boards of the type found in Hong Kong, as opposed to tiered board structures.

4c.  Board Size

Boards with more than 20 directors are considered to be excessively large.

4d.  Board Independence

JFAM believes that a strong independent element to a board is essential to the effective running of a company. The calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board’s decisions.

We believe that as a minimum, all boards should have at least three non-executive directors, unless the company is of such a size that sustaining such a number would be an excessive burden.

JFAM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

4e.  Board Committees

Where appropriate, boards should delegate key oversight functions to independent committees. The Chairman and members of any Committee should be clearly identified in the annual report.

5.  DIRECTORS

5a.  Executive Director’s Remuneration

Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration.

JFAM will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees.

5b.  Director’s Liability

In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

JFAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

5c.  Directors over 70

JFAM considers that a similar standard of care should be applied to the selection of a director over 70 as would be applied to that of any other director, although we would expect to see such a director offer himself or herself for re-election each year.

6.  NON-EXECUTIVE DIRECTORS

6a.  Role of Non-Executive Directors

As stated earlier in these guidelines, JFAM believes that a strong independent element to a board is important to the effective running of a company.

In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets’ differing attitudes to director independence.

In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings.

Audit and Remuneration Committees should be composed exclusively of independent directors.

6b.  Director Independence

We consider that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict, and has not been employed in an executive capacity by the company for at least the previous ten years.

6c.  Multiple Directorships

In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than five significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

7.  ISSUE OF CAPITAL

7a.  Issue of Equity

In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Proposals for equity issues will also specify whether pre-emptive rights are to be retained or suppressed or partially suppressed for the issue. As a general rule, JFAM believes that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis.

JFAM will vote in favour of increases in capital which enhance a company’s long-term prospects.

7b.  Issue of Debt

Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defence.

JFAM will vote in favour of proposals which will enhance a company’s long-term prospects. We will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defence, or where there is a material reduction in shareholder value.

7c.  Share Repurchase Programmes

Boards may instigate share repurchase or stock buy-back programs for a number of reasons. JFAM will vote in favour of such programmes where the repurchase would be in the best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

We will vote against such programmes when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive manoeuvre or an attempt to entrench management.

8.  MERGERS / ACQUISITIONS

Mergers and acquisitions are always reviewed on a case-by-case basis by the investment analyst in conjunction with portfolio managers and, in exceptional circumstances, the Proxy Committee. Individual circumstances will always apply. However, as a general rule, JFAM will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value through other means, and where all shareholders receive fair and equal treatment under the merger/acquisition terms.

9.  VOTING RIGHTS

JFAM believes in the fundamental principle of “one share, one vote”. Accordingly, we will vote to phase out dual voting rights or classes of share with restricted voting rights, and will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as cumulative voting; directors should represent all shareholders equally, and voting rights should accrue in accordance with the shareholder’s equity capital commitment to the company.

10.  SHARE OPTIONS / LONG-TERM INCENTIVE PLANS (L-TIPs)

10a.  Share Options

Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

We will generally vote against the cancellation and re-issue, re-pricing, of underwater options.

10b.  Long-Term Incentive Plans (L-TIPs)

A Long-Term Incentive Plan (“L-TIP”) can be defined as any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

JFAM normally will vote in favour of schemes with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding.

11.  OTHERS

11a.  Charitable Issues

Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

11b.  Political Issues

JFAM does not normally support the use of shareholder funds for political donations, and would require the fullest explanation as to why this would be beneficial to shareholders.

IV.  ACTIVISM

Activism Policy

1.  Discharge of Responsibilities

a)  Our primary responsibility is to protect our clients’ interests and, as active managers, we therefore absolutely reserve the right to dispose of an investment where a company fails to meet our expectations.

b)  Our investment managers and analysts have explicit responsibilities for monitoring the companies in the universe of stocks from which clients’ portfolios are constructed. Whilst we attach considerable importance to meetings with management (and several hundred take place in Asia ex-Japan each year), we also emphasise the benefits of fundamental research into companies in our investment processes. Industry research, balance sheet analysis and company news flow all have a role to varying degrees in our company monitoring.

c)  Our approach to dealing with conflicts of interest is described fully in our Corporate Governance Policies and Procedures. We seek to minimise conflicts by controlling information flows between different parts of JPMorgan Chase. Where a material conflict does arise we require investors who make the voting decision to certify that they have acted solely in the clients’ best interests.

2.  Monitor Performance

Monitoring of company performance is a key part of our investment processes. We maintain a record of all private meetings held with companies. We regard these meetings as confidential and will not comment on them outside JFAM.

3.  Evaluating and Reporting

We are convinced that a strong governance culture leads ultimately to a better business and a better stock market rating. As investors we scrutinise companies’ governance policies as a part of our investment research and take comfort from good governance.

V.  Sustainability

Where JFAM engages with companies on broader social, environmental and sustainability issues, we have adopted a positive engagement approach. Thus, specific assets or types of assets are not excluded on purely social, environmental or ethical criteria (unless specifically requested by clients). Rather, analysts take such issues into account as part of the mainstream analytical process. Where appropriate, JFAM will also engage with company management on specific issues at company one-to-one meetings. This engagement activity can then be reported to clients as required.

Where social or environmental issues are the subject of a proxy vote, JFAM will consider the issue on a case-by-case basis, keeping in mind at all times the best financial interests of our clients.

It is anticipated that our SRI program will continue to expand both in terms of scope and market coverage as client demand and availability of suitable resources dictate.

Part II.D:    Japan Proxy Voting

Part II.D:    Japan Proxy Voting Guidelines

1.  Number of Directors

To ensure a swift management decision-making process, the appropriate number of directors should be 20 or less.

2.   Director’s Tenure

Director’s tenure should be equal to/less than 1 year.

3.  Director’s Remuneration

Remuneration of directors should generally be determined by an independent committee.

4.  Audit fees

Audit fees must be at an appropriate level.

5.  Capital Increase

Capital increases will be judged on a case-by-case basis depending on its purpose. Vote against capital increases if the purpose is to defend against a takeover.

6.  Borrowing of Funds

Vote against abrupt increases in borrowing of funds if the purpose is to defend against a takeover.

7.  Share Repurchase Programs

Vote in favor of share repurchase programs if it leads to an increase in the value of the company’s shares.

8.  Payout ratio

As a general rule, vote against any proposal for appropriation of profits which involves a payout ratio of less than 50% (after taking into account other forms of payouts to shareholders such as share repurchase programs) if the capital ratio is equal to or greater than 50% and there is no further need to increase the level of retained earnings.

9.  Mergers/Acquisitions

Mergers and acquisitions must only be consummated at a price representing fair value.

10.  Stock Options

Stock option programs should generally be publicly disclosed. Programs which result in increases in remuneration despite declines in corporate earnings (such as through a downward adjustment of the exercise price) is generally not acceptable.

11.  Political Contributions

Do not approve any use of corporate funds for political activities.

12.  Environmental/Social Issues

Do not take into account environmental/social issues that do not affect the economic value of the company.

TOG — SAI 03/05

PART C

OTHER INFORMATION

Item 23.	Exhibits

(a)	Amended and Restated Declaration of Trust dated January 5, 2000 is incorporated by reference to Post-Effective Amendment No. 12 to the Registrant’s registration statement on Form N-1A filed on February 24, 2000.

(b)	Amended and Restated Declaration of Trust effective May 1, 2005 to be filed by amendment.

(c)	Bylaws of One Group Investment Trust as revised to be filed by amendment.

(d)	Rights of Shareholders.

THE FOLLOWING PORTIONS OF REGISTRANT’S AMENDED AND RESTATED DECLARATION OF TRUST FILED AS EXHIBIT (A) TO POST-EFFECTIVE AMENDMENT NO. 12 TO THE REGISTRANT’S REGISTRATION STATEMENT ON FORM N-1A FILED ON FEBRUARY 24, 2000. DEFINE THE RIGHTS OF SHAREHOLDERS:

Section 5.1. No Personal Liability of Shareholders, Trustees, Etc. No Shareholder as such shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty to, such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any shareholder, Trustee, officer, employee or agent, as such, of the Trust is made a party to any suit or proceeding to enforce any such liability, he or she shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities to which such Shareholder may become subject by reason of his or her being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him or her in connection with any such claim or liability. The rights accruing to a Shareholder under this Section 5.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

Section 6.1. Beneficial Interest. The interest of the beneficiaries hereunder shall be divided into transferable shares of beneficial interest, without par value, of the following classes or series, or such others as may be authorized by the Trustees pursuant to Section 6.9:

One Group® Investment Trust Government Bond Portfolio

1

One Group® Investment Trust Balanced Portfolio

One Group® Investment Trust Mid Cap Growth Portfolio

One Group® Investment Trust Large Cap Growth Portfolio

One Group® Investment Trust Equity Index Portfolio

One Group® Investment Trust Bond Portfolio

One Group® Investment Trust Diversified Equity Portfolio

One Group® Investment Trust Diversified Mid Cap Portfolio

One Group® Investment Trust Mid Cap Value Portfolio

The number of shares of beneficial interest authorized hereunder is unlimited. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and non-assessable.

Section 6.2. Rights of Shareholders. The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust, nor can they be called upon to assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights in the Declaration specifically set forth. The Shares shall not entitle the holder to preference, pre-emptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any series of Shares.

Section 6.3. Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a Trust. Nothing in the Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

Section 6.4. Issuance or Shares. The Trustees, in their discretion, may, from time to time without vote of Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury to such party or parties and for such amount and type of consideration, including cash or property, at such time or times (including, without limitation, each business day in accordance with the determination of net asset value per Share as set forth in Section 8.3 hereof), and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares. The Trustees may from time to time divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole shares and/or 1/1,000ths of a Share or integral multiples thereof.

2

Section 6.5. Register of Shares; Share Certificates. A register will be kept at the principal office of the Trust or at an office of the Transfer Agent which shall contain the names and addresses of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Such register shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him or her as herein or in the Bylaws provided, until he or she has given his or her address to the Transfer Agent or such other officer or agent of the Trustees as shall keep the said register for entry thereon. It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of Share certificates and promulgate appropriate rules and regulations as to their use.

Section 6.6. Transfer of Shares. Shares shall be transferable on the records of the Trust only by the recordholder thereof or by his or her agent thereunto duly authorized in writing, upon delivery to the Trustees or the Transfer Agent of a duly executed instrument of transfer, together with such evidence of the genuineness of each such election and authorization and of other matters as may reasonably be required. Upon such delivery, the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

Any person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or the Transfer Agent, but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer, employee or agent of the Trust shall be affected by notice of the proposed transfer.

Section 6.7. Notices. Any and all notices to which any Shareholder may be entitled and any and all communications shall be deemed duly served or given if mailed, postage prepaid, addressed to any Shareholder of record at his or her last known address as recorded on the register of the Trust.

Section 6.8. Voting Powers. The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Section 2.2 hereof or as required by Section 16(a) of the 1940 Act; (ii) with respect to any investment advisory or management contract as provided in Section 4.1; (iii) with respect to termination of the Trust as provided in Section 9.2; (iv) with respect to any amendment of the Declaration to the extent and as provided in Section 9.3.; (v) with respect to any merger, consolidation or sale of assets as provided in Section 9.4; (vi) with respect to incorporation of the Trust to the extent and as provided in Section 9.5.; (vii) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders; and

3

(viii) with respect to such additional matters relating to the Trust as may be required by the Declaration, the Bylaws, the 1940 Act or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to proportionate fractional vote, except that Shares held in the treasury of the Trust shall not be voted and that the Trustees may, in conjunction with the establishment of any series of Shares, establish conditions under which the several series shall have separate voting rights or no voting rights. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, the Declaration or the Bylaws to be taken by Shareholders. The Bylaws may include further provisions for Shareholders’ votes and meetings and related matters.

Section 6.9. Series Designation. The Trustees, in their discretion, may authorize the division of Shares into additional series, and the different series shall be established and designated, and the variations in the relative rights and preferences as between the different series shall be fixed and determined by the Trustees, provided that all Shares shall be identical, except that there may be variations so fixed and determined between different series as to investment objective, purchase price, right of redemption and the price, terms and manner of redemption, special and relative rights as to dividends and on liquidation, conversion rights, and conditions under which the several series shall have separate voting rights. All references to Shares in the Declaration shall be deemed to be shares of any or all series as the context may require.

If the Trustees shall divide the shares of the Trust into two or more series, the following provisions shall be applicable:

(a) The number of authorized shares and the number of shares of each series that may be issued shall be unlimited. The Trustees may classify or reclassify any unissued shares or any shares previously issued and reacquired of any series into one or more series that may be established and designated from time to time. The Trustees may hold as treasury shares (of the same or some other series), reissue for such consideration and on such terms as they may determine, or cancel any shares of any series reacquired by the Trust at their discretion from time to time.

(b) The power of the Trustees to invest and reinvest the Trust Property shall be governed by Section 3.2 of this Declaration with respect to the nine existing series which represents the interests in the assets of the Trust immediately prior to the establishment of any additional series and the power of the Trustees to invest and reinvest assets applicable to any such additional series shall be as set forth in the instrument of the Trustees establishing such series, which is hereinafter described.

(c) All consideration received by the Trust for the issue or sale of shares of a particular series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any

4

reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the shareholders of all series for all purposes.

(d) The assets belonging to each particular series shall be charged with the liabilities of the Trust in respect of that series and all expenses, costs, charges and reserves attributable to that series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular series shall be allocated and charged by the Trustees to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the holders of all series for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the shareholders.

(e) The power of Trustees to pay dividends and make distributions shall be governed by Section 8.2 of this Declaration with respect to the nine existing series which represents the interests in the assets of the Trust immediately prior to the establishment of any additional series. With respect to any other series, dividends and distributions on shares of a particular series may be paid with such frequency as the Trustees may determine, which may be daily or otherwise, pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the holders of shares of that series, from such of the income and capital gains, accrued or realized, from the assets belonging to that series, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that series. All dividends and distributions on shares of a particular series shall be distributed pro rata to the holders of that series in proportion to the number of shares of that series held by all such holders at the date and time of record established for the payment of such dividends or distributions.

The establishment and designation of any series of shares shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such series, or as otherwise provided in such instrument. At any time that there are no shares outstanding of any particular series previously established and designated, the Trustees may, by an instrument executed by a majority of their number, abolish that series and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.

5

Section 7.1. Redemptions. In case any Shareholder at any time desires to dispose of his or her Shares, he or she may deposit his or her certificate or certificates therefor, duly endorsed in blank or accompanied by an instrument of transfer executed in blank, or if the Shareholder has no certificates, a written request or other such form of request as the Trustees may from time to time authorized, at the office of the Transfer Agent or at the office of any bank or trust company, either in or outside of Massachusetts, which is a member of the Federal Reserve System and which the said Transfer Agent has designated in writing for that purpose, together with an irrevocable offer in writing in a form acceptable to the Trustees to sell the Shares represented thereby to the Trust at the net asset value thereof per Share, determined as provided in Section 8.1 thereof, next after such deposit. Payment for said Shares shall be made to the Shareholder within seven (7) days after the date on which the deposit is made, unless: (i) the date of payment is postponed pursuant to Section 7.2 hereof, or (ii) the receipt, or verification of receipt, of the purchase price for the Shares to be redeemed is delayed, in either of which event payment may be delayed beyond seven (7) days.

Section 7.2. Suspension of Right of Redemption. The Trust may declare a suspension of the right of redemption or postpone the date of payment or redemption for the whole or any part of any period (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closing; (ii) during which trading on the New York Stock Exchange is restricted; (iii) during which an emergency exists as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets; or (iv) during any other period when the Commission may for the protection of security holders of the Trust by order permit suspension of the right of redemption or postponement of the date of payment or redemption; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (ii), (iii), or (iv) exist. Such suspension shall take effect at such time as the Trust shall specify, but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption until the Trust shall declare the suspension at an end, except that the suspension shall terminate in any event on the first day on which said stock exchange shall have reopened or the period specified in (ii) or (iii) shall have expired (as to which, in the absence of an official ruling by the Commission, the determination of the Trust shall be conclusive). In the case of a suspension of the right of redemption, a Shareholder may either withdraw his or her request for redemption or receive payment based on the net asset value existing after the termination of the suspension.

Section 7.3. Redemption of Shares; Disclosure of Holding. If the Trustees shall, at any time and in good faith, be of the opinion that direct or indirect ownership of Shares or other securities of the Trust has or may become concentrated in any Person to an extent which would disqualify the Trust as a regulated investment company under the Internal Revenue Code, then the Trustees shall have the power by lot or other means deemed equitable by them (i) to call for redemption by any such Person of a number, or principal amount, of Shares or other securities of the Trust sufficient to maintain or bring the direct or indirect ownership of Shares or other securities of the Trust into conformity with the requirements for such qualification; and (ii) to refuse to transfer or issue Shares or other securities of the

6

Trust to any Person whose acquisition of the Shares or other securities of the Trust in question would result in such disqualification. The redemption shall be effected at the redemption price and in the manner provided in Section 7.1.

The holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code, or to comply with the requirements of any other authority.

Section 7.4. Redemptions of Accounts of Less Than $500. The Trustees shall have the power at any time to redeem Shares of any Shareholder at a redemption price determined in accordance with Section 7.1, if at such time the aggregate net asset value of the Shares in such Shareholder’s account is less than $500. A Shareholder will be notified that the value of his or her account is less than $500 and allowed thirty (30) days to make an additional investment before redemption is processed.

Section 8.1. Net Asset Value. For all purposes under this Declaration of Trust, the net asset value shall be determined by the Trustees as soon as possible after the close of the New York Stock Exchange on each business day upon which such Exchange is open, such net asset value to become effective one hour after such close and remain in effect until the next determination of such net asset value becomes effective; provided, however, that the Trustees may in their discretion make a more frequent determination of the net asset value which shall become effective one hour after the time as of which such net asset value is determined.

Such net asset value shall be determined in the following manner:

(a) All securities listed on any recognized Exchange shall be appraised at the quoted closing sale prices and in the even that there was no sale of any particular security on such day the quoted closing bid price thereof shall be used, or if any such security was not quoted on such day or if the determination of the net asset value is being made as of a time other than the close of the New York Stock Exchange, then the same shall be appraised in such manner as shall be deemed by the Trustees to reflect its fair value.

All other securities and assets of the Trust, including cash, prepaid and accrued items, and dividends receivable, shall be appraised in such manner as shall be deemed by the Trustees to reflect their fair value.

(b) From the total value of the Trust Property as so determined shall be deducted the liabilities of the Trust, including reserves for taxes, and such expenses and liabilities of the Trust as may be determined by the Trustees to be accrued liabilities.

(c) The resulting amount shall represent the net asset value of the Trust Property. The net asset value of a share of any class shall be the result of the division of the net asset value of

7

the underlying assets of that class by the number of shares of that class outstanding. The net asset value of the Trust Property and shares as so determined shall be final and conclusive.

Section 8.2. Distributions to Shareholders. The Trustees shall from time to time distribute ratably among the Shareholders such proportion of the net profits, surplus (including paid-in surplus), capital, or assets held by the Trustees as they may deem proper. Such distribution may be made in cash or property (including without limitation any type of obligations of the Trust or any assets thereof), and the Trustees may distribute ratably among the Shareholders additional Shares issuable hereunder in such manner, at such times, and on such terms as the Trustees may deem proper. Such distributions may be among the Shareholders of record at the time of declaring a distribution or among the Shareholders of record at such later date as the Trustees shall determine. The Trustees may always retain from the net profits such amount s they may deem necessary to pay the debts or expenses of the Trust or to meet obligations of the Trust, or as they may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate.

Inasmuch as the computation of net income and gains for Federal Income Tax purposes may vary from the computation thereof on the books, the above provisions shall be interpreted to give the Trustees the power in their discretion to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust to avoid or reduce liability for taxes.

Section 8.3. Determination of Net Income. The term “net income” with respect to a class of shares is hereby defined as the gross earnings of the class, excluding gains on sales of securities and stock dividends received, less the expenses of the Trust allocated to the class by the Trustees in such manner as they determine to be fair and equitable or otherwise chargeable to the class. The expenses shall include (1) taxes attributable to the income of the Trust exclusive of gains on sales, and (2) other charges properly deductible for the maintenance and administration of the Trust; but there shall not be deducted from gross or net income any losses on securities, realized or unrealized. The Trustees shall otherwise have full discretion to determine which items shall be treated as income and which items as capital and their determination shall be binding upon the Beneficiaries.

Section 8.4. Power to Modify Foregoing Procedures. Notwithstanding any of the foregoing provisions of this Article VIII, the Trustees may prescribe, in their absolute discretion, such other bases and times for determining the per Share net asset value of the Shares or net income, or the declaration and payment of dividends and distributions s they may deem necessary or desirable. Without limiting the generality of the foregoing, the Trustees may establish additional series of Shares in accordance with Section 6.9.

Section 9.2. Termination of Trust. (a) The Trust must be terminated:

(i) by the affirmative vote of the holders of not less than two-thirds of the Shares outstanding and entitled to vote at any meeting of Shareholders, or (ii) by an instrument in

8

writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than two-thirds of such Shares, or by such other vote as may be established by the Trustees with respect to any series of Shares, or (iii) by the Trustees by written notice to the Shareholders.

Upon the termination of the Trust:

(i) The Trust shall carry on no business except for the purpose of winding up its affairs.

(ii) The Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and to do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, transfer or other disposition of all or substantially all the Trust Property shall require Shareholder approval in accordance with Section 9.4 hereof.

(iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements, as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property, in cash or in kind or partly each, among the Shareholders according to their respective rights.

(iv) After termination of the Trust and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Shareholders shall thereupon cease.

Section 9.3. Amendment Procedure. (a) This Declaration may be amended by a Majority Shareholder Vote or by any instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than a majority of the Shares outstanding and entitled to vote. The Trustees may also amend this Declaration without the vote or consent of Shareholders to designate series in accordance with Section 6.9 hereof, to change the name of the Trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Declaration to the requirements of applicable federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code, but the Trustees shall not be liable for failing to do so.

(b) No amendments may be made under this Section 9.3 which would change any rights with respect to any Shares of the Trust by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of two-thirds of the Shares

9

outstanding and entitled to vote, or by such other vote as may be established by the Trustees with respect to any series of Shares. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

(c) A certificate signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Shareholders or by the Trustees as aforesaid or a copy of the Declaration, as amended, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

Section 9.4. Merger, Consolidation and Sale of Assets. The Trust may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property, including its goodwill, upon such terms and conditions and for such consideration when and as authorized at any meeting of Shareholders called for the purpose by affirmative vote of the holders of not less than two-thirds of the Shares outstanding and entitled to vote, or by an instrument or instruments in writing without a meeting, consented to by the holders of not less than two-thirds of such Shares, or by such other vote as may be established by the Trustees with respect to any series of Shares; provided, however, that, if such merger, consolidation, sale, lease or exchange is recommended by the Trustees, the vote or written consent of the holders of a majority of Shares outstanding and entitled to vote, or by such other vote as may be established by the Trustees with respect to any series of Shares, shall be sufficient authorization; and any such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of the Commonwealth of Massachusetts.

Section 9.5. Incorporation. With the approval of the holders of a majority of the Shares outstanding and entitled to vote, or by such other vote as may be established by the Trustees with respect to any series of Shares, the Trustees may cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, association or other organization to take over all of the Trust Property or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust Property to any such corporation, trust, association or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization in which the Trust holds or is about to acquire shares or any other interest. The Trustees may also cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust, partnership, association or other organization if and to the extent permitted by law, as provided under the law then in effect. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring a portion of the Trust Property to such organization or entities.

10

ARTICLE X

Reports To Shareholders

The Trustees shall at least semi-annually submit to the Shareholders a written financial report of the transactions of the Trust, including financial statements which shall at least annually be certified by independent public accountants.

THE FOLLOWING PORTIONS OF REGISTRANT’S BYLAWS FILED AS EXHIBIT (b) TO POST- EFFECTIVE AMENDMENT NO. 12 TO THE REGISTRANT’S REGISTRATION STATEMENT ON FORM N-1A FILED ON FEBRUARY 24, 2000 DEFINE THE RIGHTS OF SHAREHOLDERS:

ARTICLE III

Shareholders

Section 1. Meetings. There is no requirement that the Trustees have annual meetings of the Shareholders. In the event the Trustees determine to have an annual meeting of the Shareholders, it shall be held at such place within or without the Commonwealth of Massachusetts on such day and at such time as the Trustees shall designate. Special meetings of the Shareholders may be called at any time by a majority of the Trustees and shall be called by any Trustee upon written request of Shareholders holding in the aggregate not less than ten percent (10%) of the outstanding Shares having voting rights, such request specifying the purpose or purposes for which such meeting is to be called. Any such meeting shall be held within or without the Commonwealth of Massachusetts on such day and at such time as the Trustees shall authorize. The holders of a majority of outstanding Shares present in person or by proxy shall constitute a quorum at any meeting of the Shareholders.

Section 2. Notice of Meetings. Notice of all meetings of the Shareholders, stating the time, place and purpose of the meeting, shall be given by the Trustees by mail to each Shareholder at his address as recorded on the register of the Trust, mailed at least ten (10) days and not more than sixty (60) days before the meeting. Only the business stated in the notice of the meeting shall be considered at such meeting. Any adjourned meeting may be held as adjourned without further notice. No notice need by given to any Shareholder who shall have failed to inform the Trust of his current address or if a written waiver of notice, executed before or after the meeting by the Shareholder or his attorney thereunto authorized, is filed with the records of the meeting.

Section 3. Record Date For Meetings. For the purpose of determining the Shareholders who are entitled to notice of and to vote at any meeting, or to participate in any distribution, or for the purpose of any other action, the Trustees may from time to time close the transfer books for such period, not exceeding thirty (30) days, as the Trustees may determine; or without closing the transfer books the Trustees may fix a date not more than sixty (60) days

11

prior to the date of any meeting of Shareholders or distribution or other action as a record date for the determination of the persons to be treated as Shareholders of record for such purposes, except for dividend payments which shall be governed by the Declaration.

Section 4. Proxies. At any meeting of Shareholders, any holder of Shares entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Trustees may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of a majority of the Trustees, proxies may be solicited in the name of one or more Trustees or one or more of the officers of the Trust. Only Shareholders of record shall be entitled to vote. Each full Share shall be entitled to one vote and fractional Shares shall be entitled to a vote of such fraction. When any Share is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Share, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Share. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. If the holder of any such Share is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person as regards the change or management of such Share, he may vote by his guardian or such other person appointed or having such control, and such vote may be given in person or by proxy.

Section 5. Inspection of Records. The records of the Trust shall be open to inspection by Shareholders to the same extent as is permitted shareholders of a Massachusetts business corporation or as required by the 1940 Act.

(d)(1)	Amended and Restated Investment Advisory Agreement dated February 17, 1999 by and between One Group Investment Trust and Banc One Investment Advisors Corporation is incorporated by reference to Post Effective Amendment No. 11 to Registrant’s registration statement on Form N-1A filed on March 26, 1999.

(e)	None

(f)	Amended and Restated Deferred Compensation Plan for Trustees of One Group Mutual Funds and One Group Investment Trust is incorporated by reference to Post-Effective Amendment No. 15 to Registrant’s registration statement on Form N-1A filed on February 22, 2002.

12

(g)(1)	Global Custody Agreement dated as of February 19, 2005 between One Group Investment Trust and JPMorgan Chase Bank, N.A. to be filed by amendment.

(h)(1)	Transfer Agency Agreement dated as of February 19, 2005 between One Group Investment Trust and Boston Financial Data Services, Inc. to be filed by amendment.

(h)(2)	Administration Agreement effective as of January 1, 2000 between One Group Investment Trust and One Group Administrative Services, Inc. is incorporated by reference to Post-Effective Amendment No. 12 to the Registrant’s registration statement on Form N-1A filed on February 24, 2000.

(h)(3)	Securities Lending Agreement (“Lending Agreement”), between JPMorgan Chase Bank (“Bank”), having its principal place of business at 270 Park Avenue, New York, New York 10017-2070 and One Group® Investment Trust on behalf of each series listed on Exhibit A-1 and Exhibit A-2 hereto (the “Lender”).

(h)(4)	Participation Agreement effective as of March 31, 1999 among One Group Investment Trust, Nationwide Advisory Services, Inc., Nationwide Investors Services, Inc., Banc One Investment Advisors Corporation, and Hartford Life and Annuity Insurance Company is incorporated by reference to Post-Effective Amendment No. 12 to the Registrant’s registration statement on Form N-1A filed on February 24, 2000.

(h)(5)	Amendment to Participation Agreement effective as of January 1, 2000 among Hartford Life and Annuity Insurance Company, One Group Investment Trust, Banc One Investment Advisors Corporation, and One Group Administrative Services, Inc. is incorporated by reference to Post-Effective Amendment No. 12 to the Registrant’s registration statement on Form N-1A filed on February 24, 2000.

(h)(6)	Fund Participation Agreement effective as of August 2, 1999 among American General Annuity Insurance Company, One Group Investment Trust, Banc One Investment Advisors Corporation, Nationwide Advisory Services, Inc., and Nationwide Investors Services, Inc.

13

is incorporated by reference to Post-Effective Amendment No. 12 to the Registrant’s registration statement on Form N-1A filed on February 24, 2000.

(h)(7)	Amendment to Fund Participation Agreement effective as of January 1, 2000 among American General Annuity Insurance Company, One Group Investment Trust, Banc One Investment Advisors Corporation, and One Group Administrative Services, Inc. is incorporated by reference to Post-Effective Amendment No. 12 to the Registrant’s registration statement on Form N-1A filed on February 24, 2000.

(h)(8)	Fund Participation Agreement effective as of August 2, 1999 among PFL Life Insurance Company, One Group Investment Trust, Banc One Investment Advisors Corporation, Nationwide Advisory Services, Inc., and Nationwide Investors Services, Inc. is incorporated by reference to Post-Effective Amendment No. 12 to the Registrant’s registration statement on Form N-1A filed on February 24, 2000.

(h)(9)	Amendment to Fund Participation Agreement effective as of January 1, 2000 among PFL Life Insurance Company, One Group Investment Trust, Banc One Investment Advisors Corporation, and One Group Administrative Services, Inc. is incorporated by reference to Post-Effective Amendment No. 12 to the Registrant’s registration statement on Form N-1A filed on February 24, 2000.

(h)(10)	Resignation Letter, dated December 28, 1999 of Nationwide Advisory Services, Inc. and Nationwide Investors Services, Inc. is incorporated by reference to Post-Effective Amendment No. 12 to the Registrant’s registration statement on Form N-1A filed on February 24, 2000.

(h)(11)	Fund Participation Agreement effective as of February 1, 2000 among American General Life Insurance Company, One Group Investment Trust, Banc One Investment Advisors Corporation, and One Group Administrative Services, Inc. is incorporated by reference to Post-Effective Amendment No. 13 to the Registrant’s registration statement on Form N-1A filed on April 18, 2000.

(h)(12)	Amended and Restated Fund Participation Agreement dated as of September 1, 2002 among Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, One Group Investment Trust and One Group Administrative Services, Inc. is Incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s registration statement on Form N-1A filed on April 15, 2003.

(h)(13)	Fund Participation Agreement effective as of April 3, 2003 by and among The Prudential Insurance Company of America, One Group Investment Trust, Banc One Investment Advisors Corporation, and One Group Administrative Services, Inc. is Incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s registration statement on Form N-1A filed on April 15, 2003.

(h)(14)	Servicing Agreement dated as of September 1, 2002 by and between One Group Investment Trust and Nationwide Life Insurance Company is Incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s registration statement on Form N-1A filed on April 15, 2003.

(h)(15)	Servicing Agreement dated as of September 1, 2002 by and between One Group Investment Trust and Nationwide Life and Annuity Insurance Company is Incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s registration statement on Form N-1A filed on April 15, 2003.

(h)(16)	Servicing Agreement dated as of November 1, 2002 by and between One Group Investment Trust and Nationwide Life and Annuity Insurance Company is Incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s registration statement on Form N-1A filed on April 15, 2003.

(h)(17)	Amended and Restated Servicing Agreement dated as of November 1, 2002 by and between One Group Investment Trust and Nationwide Life Insurance Company is incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s registration statement on Form N-1A filed on April 15, 2003.

(h)(18)	Fund Participation Agreement effective as of February 2, 2004, by and among Federal Kemper Life Assurance Company, One Group Investment Trust, Banc One Investment Advisors Corporation, and One Group Administrative Services, Inc. is incorporated by reference.

(h)(19)	Fund Participation Agreement effective as of August 20, 2004 by and among Zurich Life Insurance Company of New York, One Group Investment Trust, Bank One Investment Advisors Corporation, and One Group Administrative Services, Inc. is filed herewith.

(i)	Opinion of Ropes & Gray to be filed by amendment.

(j)(1)	Consent of Ropes & Gray to be filed by amendment.

(j)(2)	Consent of PricewaterhouseCoopers LLP to be filed by amendment.

(l)	None

14

(m)	None

(n)	None

(p)(1)	Code of Ethics for One Group Investment Trust and other related funds to be filed by amendment.

(p)(2)	Code of Ethics for JPMorgan Investment Advisors Inc. to be filed by amendment.

(p)(3)	Code of Ethics for JPMorgan Distribution Services, Inc. to be filed by amendment.

Copies of powers of attorney of Registrant’s trustees and officers whose names are signed to this Registration Statement pursuant to said powers of attorneys are filed herewith.

Item 24.	Persons Controlled By Or Under Common Control with Registrant

As of the effective date of this Registration Statement, there are no persons controlled by or under common control with the Registrant.

Item 25.	Indemnification

Limitation of Liability and Indemnification provisions for Trustees, Shareholders, officers, employees and agents of Registrant are set forth in Article V, Sections 5.1 through 5.3 of the Amended and Restated Declaration of Trust.

Section 5.1. No Personal Liability of Shareholders, Trustees, Etc. No Shareholder as such shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty to, such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any shareholder, Trustee, officer, employee or agent, as such, of the Trust is made a party to any suit or proceeding to enforce any such liability, he or she shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities to which such Shareholder may become subject by reason of his or her being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him or her in connection with any such claim or liability. The rights accruing to a Shareholder under this Section 5.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

15

Section 5.2. Non-Liability of Trustees, Etc. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

SECTION 5.3. Mandatory Indemnification

(a)	Subject to the exceptions and limitations contained in paragraph (b) below:

(i) Every person who is, or has been a Trustee or officer of the Trust shall be indemnified by the Trust against all liability and against all expenses reasonably incurred or paid by him or her in connection with any claims, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Trustee or officer and against amounts paid or incurred by him or her in the settlement thereof.

(ii) The words “claim”, “action”, “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include, without limitations, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)	No indemnification shall be provided hereunder to a Trustee or officer:

(i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he or she engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office;

(ii) with respect to any matter as to which he or she shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust;

(iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraphs (b)(i) or (b)(ii) resulting in payment by a Trustee or officer, unless there has been either a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office by the court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that he or she did not engage in such conduct:

16

(A) by vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(B) by written opinion of independent legal counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a Person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such Person. Nothing contained herein shall affect any rights to indemnification to which personnel other than Trustees and officers may be entitled by contract or otherwise under law.

(d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of any undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under this Section 5.3, provided that either:

(i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 5.3, a “Disinterested Trustee” is one (i) who is not an “Interested Person” of the Trust (including anyone who has been exempted from being an “Interested Person” by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.

Agents and employees of the Trust who are not Trustees or officers of the Trust may be indemnified under the same standards and procedures set forth in this Section 5.3, in the discretion of the Board.

17

Item 26.	Business and Other Connections of Investment Advisor

JPMorgan Investment Advisors Inc. (“JPMorgan Investment Advisors”) (until February 19, 2005, Bank One Investment Advisors) performs investment advisory services for all of the Portfolios of One Group Investment Trust. JPMorgan Investment Advisors is an indirect, wholly owned subsidiary of JPMorgan Chase & Co., a bank holding company incorporated in the state of Delaware.

To the knowledge of Registrant, none of the directors or officers of JPMorgan Investment Advisors, except as set forth herein, is or has been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature. Set forth below are the names and principal businesses of the directors of JPMorgan Investment Advisors who are engaged in any other business, profession, vocation or employment of a substantial nature.

18

JPMorgan Investment Advisors Inc.

Position with JPMorgan Investment Advisors	Other Substantial Occupation	Type of Business
Evelyn V. Guernsey, Chairperson, President & CEO	President and Managing Director J. P. Morgan Investment Management Inc. 522 Fifth Avenue, New York, NY 10036	Investment

John C. Noel, Treasurer and CFO	None	Investment

Lawrence E. Baumgartner, Director and Senior Managing Director	None	Investment

Gary Madich, Director and Senior Managing Director	None	Investment

William T. Norris, Director	Managing Director, Portfolio Management Group, JPMorgan Investment Advisors, 120 South La Salle Street Chicago, IL 60603	Investment

James A Sexton, Director and Senior Managing Director	None	Investment

Richard P. Butler II, Director and Senior Managing Director	None	Investment

Verlin L. Horn, Senior Managing Director	None	Investment

Item 27.	Principal Underwriters

a) JPMorgan Distribution Services, Inc. will act as distributor for the shares of the Registrant effective May 1, 2005.

(b) The directors and officers of JPMorgan Distribution Services, Inc. are set forth below. The business address of each director or officer is 1111 Polaris Parkway, Columbus, Ohio 43271.

Name	Positions and Offices With JPMorgan Distribution Services, Inc.	Positions With Registrant
David Thorp	President	None

Robert L. Young	Vice President	Senior Vice President

Michael R. Machulski	Director, Vice President and Treasurer	None

Nancy E. Fields	Vice President	Assistant Secretary

Scott E. Richter	Secretary	Secretary and Chief Legal Officer

Jessica K. Ditullio	Assistant Secretary	Assistant Secretary

Charles Wooding	Assistant Treasurer	None
Item 28.	Location of Accounts and Records

(1)	JPMorgan Investment Advisors Inc., 1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211 (records relating to its functions as Investment Adviser).

(2)	JPMorgan Distribution Services, Inc. (named One Group Dealer Services, Inc. through February 19, 2005), 1111 Polaris Parkway, Columbus, Ohio 43271 (records relating to its functions as Distributor for all Portfolios).

(3)	JPMorgan Funds Management, Inc. (named One Group Administrative Services, Inc. through February 19, 2005), 1111 Polaris Parkway, Columbus, Ohio 43271-1235 (records relating to its functions as Administrator for all Portfolios).

(4)	Boston Financial Data Services, Inc., 2 Heritage Drive, North Quincy, Massachusetts 02171 (records relating to its functions as transfer agent to the Portfolios).

(5)	JPMorgan Chase Bank, N.A. Three Chase Metro Tech Center, Brooklyn, New York 11245 (records relating to its functions as custodian).

(6)	Ropes & Gray LLP, One Metro Center, 700 12th Street, N.W., Suite 900, Washington, D.C. 20005 (Minute Books).

19

Item 29.	Management Services

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30.	Undertakings

None

20

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the city of Washington, District of Columbia on the 28th day of February, 2005.

One Group® Investment Trust (Registrant)

/s/ GEORGE C.W. GATCH**
George C.W. Gatch
President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement of One Group® Investment Trust has been signed below by the following persons in the capacities indicated on the 28th day of February, 2005.

/s/ WILLIAM J. ARMSTRONG*	/s/ WILLIAM G. MORTON, JR.*
William J. Armstrong	William G. Morton, Jr.
Trustee	Trustee

/s/ ROLAND R. EPPLEY, JR.*	/s/ ROBERT A. ODEN, JR.*
Roland R. Eppley, Jr.	Robert A. Oden, Jr.
Trustee	Trustee

/s/ JOHN F. FINN*	/s/ FERGUS REID, III*
John F. Finn	Fergus Reid, III
Trustee	Trustee and Chairman

/s/ DR. MATTHEW GOLDSTEIN*	/s/ FREDERICK W. RUEBECK*
Dr. Matthew Goldstein	Frederick W. Ruebeck
Trustee	Trustee

/s/ ROBERT J. HIGGINS*	/s/ JAMES J. SCHONBACHLER*
Robert J. Higgins*	James J. Schonbachler
Trustee	Trustee

/s/ PETER C. MARSHALL*	/s/ LEONARD M. SPALDING, JR.*
Peter C. Marshall	Leonard M. Spalding, Jr.
Trustee	Trustee

/s/ MARILYN MCCOY*
Marilyn McCoy
Trustee

*By	/s/ ELIZABETH A. DAVIN
Elizabeth A. Davin
Attorney-in-Fact

Principal Executive Officer/Principal Accounting and Financial Officer

By	/s/ STEPHANIE J. DORSEY**	By	/s/ GEORGE C.W. GATCH**
	Stephanie J. Dorsey		George C.W. Gatch
	Treasurer		President

**By	/s/ ALYSSA ALBERTELLI
Alyssa Albertelli
Attorney-in-Fact

21

POWER OF ATTORNEY

George C. Gatch, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and Katherine S. Milin, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable One Group® Mutual Funds and One Group® Investment Trust (each a “Fund”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all instruments and/or documents pertaining to the federal registration of the shares of a Fund, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of a Fund any and all amendments to a Fund’s Registration Statement as filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: August 12, 2004

/s/ GEORGE C. GATCH
George C. Gatch

22

POWER OF ATTORNEY

Stephanie J. Dorsey, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and Katherine S. Milin, each individually, her true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable One Group® Mutual Funds and One Group® Investment Trust (each a “Fund”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all instruments and/or documents pertaining to the federal registration of the shares of a Fund, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of a Fund any and all amendments to a Fund’s Registration Statement as filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

Dated: July 22, 2004

/s/ STEPHANIE J. DORSEY
Stephanie J. Dorsey

23

J.P. MORGAN MUTUAL FUND INVESTMENT TRUST

J.P. MORGAN MUTUAL FUND GROUP

UNDISCOVERED MANAGERS FUNDS

UM INVESTMENT TRUST

UM INVESTMENT TRUST II

ONE GROUP INVESTMENT TRUST

POWERS OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned constitutes and appoints George C.W. Gatch, Robert L. Young, Patricia A. Maleski, Stephanic J. Dorsey, Jessica K. Ditullio, Avery P. Maher, Stephen M. Benham, Nancy E. Fields, Elizabeth A. Davin, Alaina V. Metz, Christopher D. Walsh, Stephen M. Ungerman, Suzanne E. Cioffi, Thomas J. Smith and Janet E. Squitieri, and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to the above named Trusts, and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or officer of the Trusts, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof

This Powers of Attorney may be signed in one or more counterparts, each of which shall me deemed an original, but all of which together shall constitute one and the same document.

/s/ William J. Armstrong	/s/ William G. Morton, Jr.
William J. Armstrong	William G. Morton, Jr.

/s/ Roland R. Eppley, Jr.	/s/ Robert A. Oden, Jr.
Roland R. Eppley, Jr.	Robert A. Oden, Jr.

/s/ John F. Finn	/s/ Fergus Reid, III
John F. Finn	Fergus Reid, III

/s/ Dr. Matthew Goldstein	/s/ Frederick W. Ruebeck
Dr. Matthew Goldstein	Frederick W. Ruebeck

/s/ Robert J. Higgins	/s/ James J. Schonbachler
Robert J. Higgins	James J. Schonbachler

/s/ Peter C. Marshall	/s/ Leonard M. Spalding, Jr.
Peter C. Marshall	Leonard M. Spalding, Jr.

/s/ Marilyn McCoy
Marilyn McCoy

Dated: February 19, 2005

24